                                                                    Exhibit 10.1

                     AMENDED AND RESTATED CREDIT AGREEMENT


                                  dated as of


                                March 31, 2000



                                     among



                         STONE CONTAINER CORPORATION,



                           The Lenders Party Hereto,



              THE CHASE MANHATTAN BANK and BANKERS TRUST COMPANY,

                                  as Agents,



                                      and



                            BANKERS TRUST COMPANY,

                            as Administrative Agent


                 _____________________________________________


                            CHASE SECURITIES INC.,

                    as Sole Book Manager and Lead Arranger

                               TABLE OF CONTENTS

                                   ARTICLE I

                                  Definitions
SECTION 1.01.  Defined Terms................................................................    1
SECTION 1.02.  Terms Generally..............................................................   27
SECTION 1.03.  Classification of Loans and Borrowings.......................................   28


                                  ARTICLE II

                                  The Credits

SECTION 2.01.  Commitments and Loans........................................................   28
SECTION 2.02.  Loans........................................................................   29
SECTION 2.03.  Notice of Borrowings.........................................................   31
SECTION 2.04.  Repayment of Loans; Evidence of Debt.........................................   31
SECTION 2.05.  Fees.........................................................................   33
SECTION 2.06.  Interest on Loans............................................................   34
SECTION 2.07.  Default Interest.............................................................   34
SECTION 2.08.  Alternate Rate of Interest...................................................   34
SECTION 2.09.  Termination and Reduction of Commitments.....................................   35
SECTION 2.10.  Conversion and Continuation of Borrowings....................................   36
SECTION 2.11.  Repayment of Term Borrowings.................................................   37
SECTION 2.12.  Optional Prepayments.........................................................   40
SECTION 2.13.  Mandatory Prepayments........................................................   41
SECTION 2.14.  Reserve Requirements; Change in Circumstances; Increased Costs...............   44
SECTION 2.15.  Change in Legality...........................................................   46
SECTION 2.16.  Indemnity....................................................................   47
SECTION 2.17.  Pro Rata Treatment...........................................................   47
SECTION 2.18.  Sharing of Setoffs...........................................................   48
SECTION 2.19.  Payments.....................................................................   48
SECTION 2.20.  Taxes........................................................................   49
SECTION 2.21.  Duty to Mitigate; Assignment of Commitments under Certain Circumstances......   52
SECTION 2.22.  Swingline Loans..............................................................   53
SECTION 2.23.  Pro Rata Treatment of Loans and SLP Loans....................................   54

                    AMENDED AND RESTATED CREDIT AGREEMENT dated as of March 31,
               2000 (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement"), among STONE CONTAINER
                                        ---------
               CORPORATION, a Delaware corporation (the "Borrower"), the lenders
                                                         --------
               party hereto, THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as agent for such lenders (an "Agent"),
                             -----                                   -----
               and BANKERS TRUST COMPANY ("BTCo"), a New York banking
                                           ----
               corporation, as agent and collateral agent for such lenders (an "Agent"), as administrative agent for such lenders (the
                -----
               "Administrative Agent"), as facing agent for such lenders (the
                --------------------
               "Facing Agent") and as swingline lender (the "Swingline Lender").
                ------------                                 ----------------

     The Borrower, the Existing Lenders (such term, and each other capitalized term used but not defined in this preamble, having the definition assigned to it in Article I), BTCo, as Agent, and the Facing Agent are parties to an Amended
   ---------
and Restated Credit Agreement dated as of November 18, 1998, as amended (the "Existing Credit Agreement"), pursuant to which (a) the Existing Lenders have
 -------------------------
extended credit in the form of the Existing Loans and (b) the Facing Agent has extended credit in the form of the Existing Letters of Credit.

     The Borrower has informed the Existing Lenders, the Tranche F Lenders and the Facing Agent that it intends to redeem in full its 9-7/8% Senior Notes due 2001 in an aggregate principal amount of approximately $559,000,000. In connection with such redemption, the Borrower has requested, among other things, that (a) the Existing Credit Agreement (including all exhibits and schedules thereto) be amended and restated in the form hereof and (b) the Tranche F Lenders extend credit in the form of Tranche F Loans to be made on any single date during the Tranche F Availability Period in an aggregate principal amount not in excess of $575,000,000.

     The Existing Lenders, the Administrative Agent and the Facing Agent are willing so to amend and restate the Existing Credit Agreement, and the Tranche F Lenders are willing to extend such additional credit to the Borrower, in each case on the terms and subject to the conditions set forth herein.

     Accordingly, the parties hereto agree as follows:


ARTICLE I

Definitions

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

     "AAR Agreement" shall mean the Assignment, Amendment and Restatement
      -------------
Agreement dated as of the Restatement Date, among the Borrower, the Agents, the Administrative Agent, the Swingline Lender, the Facing Agent, the Existing Lenders and the Lenders.

     "ABR", when used in reference to any Loan or Borrowing, refers to whether
      ---
such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Acquired Indebtedness" is defined in Section 7.01(n).
      ---------------------                ---------------

     "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Borrowing
      ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves. For purposes hereof, the term "LIBO Rate" shall mean, with respect to any Eurodollar
                  ---------
Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate"
                                                                  ---------
with respect to such Eurodollar Borrowing for such Interest Period shall be the average of the respective rates per annum at which dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "Administrative Agent" is defined in the preamble to this Agreement.
      --------------------

     "Administrative Questionnaire" shall mean an Administrative Questionnaire
      ----------------------------
in the form of Exhibit A, or any other form supplied from time to time by the
               ---------
Administrative Agent.

     "Affiliate" shall mean, when used with respect to a specified Person,
      ---------
another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For purposes of this definition, neither any Lender nor any Affiliate of a Lender shall be deemed to be an Affiliate of the Borrower or any of the Subsidiaries solely by reason of its ownership of or right to vote any Indebtedness of the Borrower or any of the Subsidiaries.

     "Agent" is defined in the preamble to this Agreement.
      -----

     "Agreement" shall mean this Amended and Restated Credit Agreement.
      ---------

     "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded
      -------------------
upwards, if necessary, to the next 1/16 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%. Any change in the Alternate Base Rate due to a
                   ----
change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Applicable Percentage" of any Revolving Lender shall mean the percentage
      ---------------------
of the aggregate Revolving Credit Commitments represented by such Revolving Lender's Revolving Credit Commitment. If the Revolving Credit Commitments shall have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments.

     "Applicable Rate" shall mean, for any day,
      ---------------

          (a) with respect to any ABR Tranche C Loan, ABR Tranche D Loan or ABR Tranche E Loan, 2.50%,

          (b) with respect to any Eurodollar Tranche C Loan, Eurodollar Tranche D Loan or Eurodollar Tranche E Loan, 3.50%,

          (c) with respect to any (i) ABR Revolving Loan or ABR Revolving (Supplemental) Loan, (ii) Eurodollar Revolving Loan or Eurodollar Revolving (Supplemental) Loan or (iii) Commitment Fee in respect of unused Revolving Credit Commitments and unused Revolving (Supplemental) Credit Commitments, as the case may be, the applicable percentage set forth below under the caption (A) "ABR Loan Spreads", (B) "Eurodollar Loan Spreads" and (C) "Commitment Fee", as the case may be, based upon the Consolidated Leverage Ratio as of the relevant date of determination:

              Revolving Loans and Revolving (Supplemental) Loans
              --------------------------------------------------
        Revolving Commitments and Revolving (Supplemental) Commitments
        --------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Consolidated                                      ABR Loan Spread      Eurodollar Loan Spread       Commitment Fee
Leverage Ratio
----------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 4.00 to 1.00            2.00%                3.00%                        0.500%
----------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 3.50 to 1.00 but
 less than 4.00 to 1.00                           1.75%                2.75%                        0.500%
----------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 3.00 to 1.00 but
 less than 3.50 to 1.00                           1.50%                2.50%                        0.500%
----------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 2.50 to 1.00 but
 less than 3.00 to 1.00                           1.25%                2.25%                        0.375%
----------------------------------------------------------------------------------------------------------------------
 Less than 2.50 to 1.00                           1.00%                2.00%                        0.375%
----------------------------------------------------------------------------------------------------------------------


               (d) with respect to any (i) ABR Tranche F Loan, (ii) Eurodollar Tranche F Loan or (iii) Commitment Fee in respect of unused Tranche F Commitments, as the case may be, the applicable percentage set forth below under the caption (A) "ABR Loan Spreads", (B) "Eurodollar Loan Spreads" and (C) "Commitment Fee", as the case may be, based upon the Consolidated Leverage Ratio as of the relevant date of determination:

                                Tranche F Loans
                                ---------------
                             Tranche F Commitments
                             ---------------------

----------------------------------------------------------------------------------------------------------------------
Consolidated                                  ABR Loan Spread          Eurodollar Loan Spread  Commitment Fee
Leverage Ratio
----------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 3.00 to 1.00        2.25%                    3.25%                   0.500%
----------------------------------------------------------------------------------------------------------------------
 Greater than or equal to 2.00 to 1.00 but    2.00%                    3.00%                   0.500%
 less than 3.00 to 1.00
----------------------------------------------------------------------------------------------------------------------
 Less than 2.00 to 1.00                       1.75%                    2.75%                   0.500%
----------------------------------------------------------------------------------------------------------------------


     Each change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Loans, Commitments and Letters of Credit on the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 6.04(a) or (b) based upon the Consolidated Leverage Ratio as of
        ---------------    ---
     the end of the most recent fiscal quarter included in such financial statements so delivered, and shall remain in effect until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (x) until delivery to the Administrative Agent of the financial statements and certificates required by Section 6.04(b) for the
                                                       ---------------
     period ending March 31, 2001, the Consolidated Leverage Ratio shall be deemed greater than or equal to 4.00 to 1.00 for purposes of determining the Applicable Rate and (y) at any time after the occurrence and during the continuance of an

Event of Default, the Consolidated Leverage Ratio shall be deemed greater than or equal to 4.00 to 1.00 for purposes of determining the Applicable Rate.

     "Asset Sale" shall mean the sale, transfer or other disposition (including
      ----------
any casualty or condemnation) by the Borrower or any Subsidiary to any Person other than a wholly owned Subsidiary of (i) any capital stock in any Person (excluding capital stock in the Borrower issued or otherwise transferred to
SSCC), (ii) substantially all the assets of any geographic or other division or line of business of the Borrower or any of the Subsidiaries or (iii) any Real Property or a portion of any Real Property or any other asset or assets (excluding any assets manufactured, constructed or otherwise produced or purchased for sale to others in the ordinary course of business, the sale or liquidation of any Permitted Investments and any Program Receivables) of the Borrower or any Subsidiary, provided that (i) any asset sale or series of
                            --------
related asset sales described in clause (iii) above having a value not in excess
                                 ------------
of $2,000,000 shall not be deemed an "Asset Sale" for purposes of this Agreement and (ii) the sale of assets (other than Collateral) securing any Indebtedness permitted hereunder shall not be deemed to be an "Asset Sale" unless such Indebtedness shall be repaid, redeemed or repurchased in full with the proceeds of such Asset Sale (or any other payment made contemporaneously therewith).

     "Assignment and Acceptance" shall mean an assignment and acceptance entered
      -------------------------
into by a Lender and an assignee and, to the extent required by Section
                                                                -------
10.04(b), approved by the Borrower, the Administrative Agent, the Swingline
--------
Lender and the Facing Agent, in the form of Exhibit B or such other form as
                                            ---------
shall be approved by the Administrative Agent.

     "Board" shall mean the Board of Governors of the Federal Reserve System of
      -----
the United States.

     "Borrower" is defined in the preamble to this Agreement.
      --------

     "Borrowing" shall mean a group of Loans of a single Type made, converted or
      ---------
continued by the Lenders on a single date and as to which a single Interest Period is in effect.

     "BTCo" shall mean Bankers Trust Company, a New York banking corporation.
      ----
Any reference to "BTCo, as Agent," herein shall be deemed a reference to BTCo in its capacity as an Agent hereunder unless and until such time that a replacement Agent is named pursuant to the provisions of Article IX.
                                             ----------

     "Business Day" shall mean any day (other than a Saturday, Sunday or legal
      ------------
holiday in the State of New York) on which banks are open for business in New York City and Chicago; provided, however, that, when used in connection with a
                       --------  -------
Eurodollar Loan or Eurodollar Borrowing, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Cameo" shall mean Cameo Container Corporation, an Illinois corporation.
      -----

     "Cameo Note" shall mean a promissory note in the principal amount up to
      ----------
$50,000,000 issued by Cameo in favor of the Borrower.

     "Canadian Subsidiaries" shall mean the Subsidiaries organized under the
      ---------------------
laws of Canada or any province or other political subdivision thereof.

     "Capital Lease" is defined in the definition of the term "Capital Lease
      -------------
Obligations".

     "Capital Lease Obligations" of any Person shall mean the obligations of
      -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof (each, a "Capital Lease"), which obligations are required to
                              -------------
be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     "Cash Proceeds" shall mean, with respect to any Asset Sale, cash, cash
      -------------
equivalents or marketable securities received from such Asset Sale, including any insurance or condemnation proceeds and proceeds received by way of deferred payment pursuant to a note receivable or otherwise (other than the portion of such deferred payment constituting interest, which shall be deemed not to constitute Cash Proceeds).

     "CERCLA" is defined in Section 4.16(b).
      ------                ---------------

     A "Change in Control" shall be deemed to have occurred if (a) JSG and its
        -----------------
Affiliates shall cease to own or control shares representing at least 27-1/2% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of SSCC; (b) any person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Act of 1934, as in effect on the Restatement
Date) other than JSG and its Affiliates shall own, directly or indirectly, beneficially or of record, shares representing more than 20% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of SSCC; or (c) SSCC shall cease to own, directly or indirectly, beneficially and of record, 100% of the issued and outstanding capital stock of the Borrower, other than the Series E Preferred Stock.

     "Change of Law" is defined in Section 2.20(f).
      -------------                ---------------

     "Charges" is defined in Section 10.10.
      -------                -------------

     "Chase" shall mean The Chase Manhattan Bank, a New York banking
      -----
corporation.

     "Class", when used in reference to any Loan or Borrowing, refers to whether
      -----
such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Revolving (Supplemental) Loans, Tranche C Loans, Tranche D Loans, Tranche E Loans, Tranche F Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Credit Commitment, Revolving (Supplemental) Credit Commitment, Tranche F Commitment or the commitment of the Swingline Lender hereunder.

     "Cluster Expenditures" shall mean capital expenditures that are mandated
      --------------------
pursuant to, or made to comply with, the final adopted version, if any, of the proposed rules promulgated by the Environmental Protection Agency, 58 Fed. Reg. 66078 (Dec. 17, 1993) with respect to "Effluent Limitations Guidelines, Pretreatment Standards, and New Source Performance Standards: Pulp, Paper, and Paperboard Category" or "National Emission Standards for Hazardous Air Pollutants for Source Category: Pulp and Paper Production".

     "Code" shall mean the Internal Revenue Code of 1986, or any successor
      ----
statute thereto, as the same may be amended from time to time.

     "Collateral" shall mean all the "Collateral" as defined in any Security
      ----------
Document and shall also include the Mortgaged Properties.

     "Commitment" shall mean, with respect to each Lender, such Lender's
      ----------
Revolving Credit Commitment, Revolving (Supplemental) Credit Commitment or Tranche F Commitment, and "Commitments" shall mean, collectively, the Commitments of all the Lenders. The Revolving Loan Commitment of the Swingline Lender shall be deemed to include its commitment to make Swingline Loans pursuant to Section 2.22.
            ------------

     "Commitment Fee" is defined in Section 2.05(a).
      --------------                ---------------

     "Confidential Information Memorandum" shall mean the Confidential
      -----------------------------------
Information Memorandum of the Borrower dated January 2000.

     "Consolidated Capital Expenditures" shall mean, for any period, all amounts
      ---------------------------------
that would be included as additions to property, plant and equipment and other capital expenditures on a consolidated statement of cash flows for the Borrower and the Subsidiaries during such period in accordance with GAAP (excluding capitalized interest but including the amount of assets leased under any Capital Lease); provided, however, that in no event shall Consolidated Capital
        --------  -------
Expenditures include amounts (i) expended (in compliance with the provisions of any Mortgage, if applicable) in the replacement, repair or reconstruction of any fixed or capital asset which was destroyed, damaged or condemned, in whole or in part, to the extent insurance or condemnation proceeds are receivable or have been received by the Borrower or any such Subsidiary in respect of such destruction, damage or condemnation and (ii) expended in the replacement of any fixed or capital asset securing the First Mortgage Notes within the time permitted for redeployment of the proceeds of the replaced fixed or capital asset pursuant to Section 1015 of the indenture for the First Mortgage Notes, to the extent of any cash or cash equivalent proceeds received by the Borrower or any such Subsidiary in connection with such sale or other disposition of the fixed or capital asset replaced.

     "Consolidated Current Assets" shall mean, as at any date of determination,
      ---------------------------
the total assets (other than cash and cash equivalents) of the Borrower and the Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP.

     "Consolidated Current Liabilities" shall mean, as at any date of
      --------------------------------
determination, the total liabilities of the Borrower and the Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, provided that the current maturities of long-term
                      --------
Indebtedness for money borrowed of the Borrower and the Subsidiaries, any Indebtedness permitted under Section 7.01 that is classified as a current
                             ------------
liability in conformity with GAAP and any taxes payable solely as a result of Asset Sales shall be excluded from the definition of Consolidated Current Liabilities.

     "Consolidated EBITDA" for any period shall mean (a) the sum of (i)
      -------------------
Consolidated Net Income for such period, (ii) all Federal, state, local and foreign taxes deducted in determining such Consolidated Net Income, (iii) Consolidated Interest Expense deducted in determining such Consolidated Net Income and (iv) depreciation, depletion, amortization of intangibles and other non-cash charges or non-cash losses deducted in determining such Consolidated Net Income minus (b) any non-cash income or non-cash gains included in
           -----
determining such Consolidated Net Income. Following the SLP Acquisition, for the purposes of determining compliance with Section 7.14(b) and determining, on any date, the Consolidated Leverage Ratio, Consolidated EBITDA shall be calculated as if the SLP Acquisition had occurred on the first day of such period.

     "Consolidated Interest Expense" shall mean, for any period, the interest
      -----------------------------
expense (net of interest income on Permitted Investments) of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding any fees and expenses payable or amortized during such period by the Borrower and its consolidated Subsidiaries in connection with the amortization of deferred debt issuance costs. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Borrower and its consolidated Subsidiaries with respect to Rate Protection Agreements.

     "Consolidated Leverage Ratio" shall mean, on any date of determination, the
      ---------------------------
ratio obtained by dividing (a) Indebtedness of the Borrower and its consolidated
                  --------
Subsidiaries on such date by (b) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on or immediately prior to such date.

     "Consolidated Net Income" shall mean, for any period, the net income (or
      -----------------------
loss) of the Borrower and the Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded from such calculation (i) the net income
--------
(or loss) of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and (ii) the net gains (or losses) associated with the sale of any asset not in the ordinary course of business.

     "Control" of a Person shall mean the possession, directly or indirectly, of
      -------
the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings
                          -----------       ----------
correlative thereto.

     "Credit Event" is defined in Article V.
      ------------                ---------

     "Currency Agreement" shall mean any foreign exchange contract, currency
      ------------------
swap agreement or other similar agreement or arrangement entered into in the ordinary course of business by the Borrower designed to protect the Borrower or any of the Subsidiaries against fluctuations in currency values.

     "Default" shall mean any event or condition that upon notice, lapse of time
      -------
or both would constitute an Event of Default.

     "Default Rate" is defined in Section 2.07.
      ------------                ------------

     "dollars" or "$" shall mean lawful money of the United States.
      -------      -

     "Domestic Subsidiary" shall mean any Subsidiary organized under the laws of
      -------------------
the United States or any political subdivision thereof.

     "Environmental Laws" shall mean all current and future Federal, state,
      ------------------
local and foreign laws, rules or regulations, codes, ordinances, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder or other requirements of Governmental Authorities or the common law, relating to health, safety, or pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances, or wastes into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances, or wastes, or underground storage tanks and emissions therefrom.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, or
      -----
any successor statute, as the same may be amended from time to time.

     "ERISA Affiliate" shall mean any trade or business (whether or not
      ---------------
incorporated) that (a) is a member of a group of which the Borrower is a member and (b) is treated as a single employer under Section 414 of the Code.

     "Eurodollar", when used in reference to any Loan or Borrowing, refers to
      ----------
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

     "Event of Default" shall have the meaning assigned to such term in Article
      ----------------                                                  -------
VIII.
----

     "Excess Cash Flow" shall mean, for any period, (a) the sum, without
      ----------------
duplication, of (i) Consolidated Net Income during such period, (ii) the amount of depreciation, depletion, amortization of intangibles, deferred taxes, accreted and zero coupon bond interest and other non-cash expenses, losses or other charges that, pursuant to GAAP, were deducted in determining such Consolidated Net Income, (iii) the proceeds of any Capital Leases of the Borrower and the Subsidiaries on a consolidated basis, (iv) reductions, other than reductions attributable solely to Asset Sales, to working capital for such period (i.e., the decrease in Consolidated Current Assets minus Consolidated
        ----                                              -----
Current Liabilities from the beginning to the end of such period) and (v) Indebtedness of the Borrower and its consolidated Subsidiaries created, incurred or assumed in respect of the purchase or construction of property minus (b) the
                                                                  -----
sum, without duplication, of (i) the amount of all non-cash gains, income or other credits included in determining Consolidated Net Income, (ii) additions to working capital for such period (i.e., the increase in Consolidated Current
                                 ----
Assets minus Consolidated Current Liabilities from the beginning to the end of
       -----
such period), (iii) the Term Loan Repayment Amounts paid during such period,
(iv) optional prepayments of Term Loans described in Section 2.12(b) during such
                                                     ---------------
period, (v) scheduled and optional payments or prepayments of the principal amount of permitted Indebtedness other than the Loans, but only to the extent that such payments or prepayments cannot by their terms be reborrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such permitted Indebtedness and are otherwise permitted hereby, (vi) Consolidated Capital Expenditures for such period and (vii) Restricted Payments not prohibited hereunder made during such period; provided, however, that none of
                                              --------  -------
the following shall be included in a determination of Excess Cash Flow: (x) amounts expended for any Investment permitted under Section 7.04 and any
                                                    ------------
proceeds from the subsequent sale or other disposition of any such Investment,
(y) the proceeds of any issuance of debt or equity securities not otherwise prohibited hereunder and (z) the proceeds from the sale of assets of the Borrower or any Subsidiary to the extent such proceeds would be required (before giving effect to any waiver) to mandatorily prepay any permitted Indebtedness (including the Loans).

     "Existing Credit Agreement" is defined in the preamble to this Agreement.
      -------------------------

     "Existing Lenders" shall mean the "Lenders" as such term is defined in the
      ----------------
Existing Credit Agreement.

     "Existing Letters of Credit" shall mean each letter of credit issued under
      --------------------------
the Existing Credit Agreement that is outstanding on the Restatement Date and that is set forth on Schedule 1.01(a).
                     ----------------

     "Existing Loans" shall mean the "Additional Term Loans", "D Tranche Term
      --------------
Loans", "E Tranche Term Loans", "Revolving Loans" and "Supplemental Revolving Loans" outstanding immediately prior to the effectiveness of this Agreement, in each case as such terms are defined in the Existing Credit Agreement.

     "Facing Agent" shall mean BTCo, each other Lender that has issued Existing
      ------------
Letters of Credit and each Lender that becomes a Facing Agent pursuant to paragraph (i) or (j) of Article III.
-------------    ---    -----------

     "Federal Funds Effective Rate" shall mean, for any day, the weighted
      ----------------------------
average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Fees" shall mean the fees described in Section 2.05.
      ----                                   ------------

     "Financial Officer" of any corporation shall mean the chief financial
      -----------------
officer, principal accounting officer, treasurer, controller or assistant treasurer of such corporation.

     "FinSub" shall mean Stone Receivables Corporation, a Delaware corporation.
      ------

     "First Mortgage Note Indenture" shall mean the Indenture dated as of
      -----------------------------
October 12, 1994, between the Borrower and Norwest Bank, Minnesota, National Association, as trustee, pursuant to which the Borrower issued its First Mortgage Notes.

     "First Mortgage Notes" shall mean the Borrower's 10-3/4% First Mortgage
      --------------------
Notes due 2002.

     "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic
      ------------------
Subsidiary.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States, applied on a consistent basis.

     "German Financing" shall mean the credit facilities provided to Stone
      ----------------
Container GmbH and/or any of its Subsidiaries in an aggregate principal amount up to DM 90,000,000 pursuant to the Syndicated Loan Agreement dated March 25, 1998, as amended, among Stone Container GmbH and a syndicate of banks led by Dresdner Bank AG, as the same may be extended, refinanced or replaced from time to time as permitted hereunder.

     "Governmental Authority" shall mean any Federal, state, local or foreign
      ----------------------
court or governmental agency, authority, instrumentality or regulatory body.

     "Guarantee" of or by any Person shall mean any obligation, contingent or
      ---------
otherwise (whether or not denominated as a guarantee), of such Person guaranteeing any Indebtedness or any other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including
 ---------------
any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (or other obligation) or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness (or other obligation), (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness (or other obligation) of the payment of such Indebtedness (or other obligation) or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (or other obligation); provided, however, that the term "Guarantee" shall not
                   --------  -------
include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee at any time shall be deemed to be an amount equal to the lesser at such time of (x) the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or (y) the maximum amount for which such Person may be liable pursuant to the terms of the instrument embodying such Guarantee (or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof).

     "Guarantee Agreement" shall mean a Guarantee Agreement, substantially in
      -------------------
the form of Exhibit C, made by each Guarantor in favor of BTCo, as Agent, for
            ---------
the benefit of the beneficiaries named therein.

     "Guarantors" shall mean each Subsidiary that executes a Guarantee
      ----------
Agreement, including each Subsidiary listed on Schedule 1.01(b).
                                               ----------------

     "Hazardous Materials" is defined in Section 4.16(d).
      -------------------                ---------------

     "Inactive Subsidiary" shall mean any Subsidiary that (a) has assets with a
      -------------------
total market value not in excess of $1,000 and (b) has not conducted any business or other operations during the prior 12-month period.

     "Indebtedness" of any Person shall mean, without duplication, (a) all
      ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, other than deposits or advances in the ordinary course of business, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued expenses arising in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed by such Person, (f) all Guarantees by such Person, (g) all Capital Lease Obligations of such Person, (h) all net obligations of such Person in respect of Rate Protection Agreements, Currency Agreements or other interest or exchange rate hedging arrangements (such net obligations to be equal at any time to the termination value of such Agreements or other arrangements that would be payable by or to such Person at such time) and (i) all obligations of such Person as an account party to reimburse any bank or any other Person in respect of letters of credit. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, except to the extent such Indebtedness is expressly non-recourse to such Person.

     "Indemnitee" is defined in Section 10.05(b).
      ----------                ----------------

     "Information" is defined in Section 10.15(a).
      -----------                ----------------

     "Interest Payment Date" shall mean (a) with respect to any Loan, the last
      ---------------------
day of the Interest Period applicable to the Borrowing of which such Loan is a part, (b) with respect to any Swingline Loan, the last day of the Interest Period applicable to such Swingline Loan and (c) with respect to any Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing.

     "Interest Period" shall mean (a) as to any Eurodollar Borrowing, the period
      ---------------
commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or, if consented to by all affected Lenders, 9 or 12 months thereafter), as the Borrower thereof may elect, (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earlier of (i) the next succeeding March 31, June 30, September 30 or December 31 and (ii) the Revolving Credit Maturity Date, the Tranche C Maturity Date, Tranche D Maturity Date, Tranche E Maturity Date or the Tranche F Maturity Date, as applicable, and (c) as to any Swingline Loan, the period commencing on the date such Swingline Loan is made or on the last day of the immediately preceding Interest Period applicable to such Swingline Loan, as the case may be, and ending on the earlier of (i) the next succeeding March 31, June 30, September 30 or December 31 and (ii) the Revolving Credit Maturity Date; provided, however, that, if any Interest Period would end on a day other
      --------  -------
than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day.
Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

     "Investment" shall mean, as applied to any Person (the "investor"), any
      ----------                                             --------
direct or indirect purchase or other acquisition by the investor of, or a beneficial interest in, stock or other securities of any other Person, including any exchange of equity securities for Indebtedness, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the investor to any other Person, including all Indebtedness and accounts receivable owing to the investor from such other Person that did not arise from sales or services rendered to such other Person in the ordinary course of the investor's business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions
                                              ----
thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment minus any amounts (a) realized upon the disposition of assets comprising an
-----
Investment (including the value of any liabilities assumed by any Person other than the Borrower or any Subsidiary in connection with such disposition), (b) constituting repayments of Investments that are loans or advances or (c) constituting cash returns of principal or capital thereon (including any dividend, redemption or repurchase of equity that is accounted for, in accordance with GAAP, as a return of principal or capital).

     "JSG" shall mean Jefferson Smurfit Group plc, a corporation organized and
      ---
existing under the laws of the Republic of Ireland.

     "LC Disbursement" shall mean any payment or disbursement made by the Facing
      ---------------
Agent under or pursuant to a Letter of Credit.

     "LC Exposure" shall mean, at any time of determination, the sum of (a) the
      -----------
aggregate undrawn amount of all outstanding Letters of Credit and (b) the aggregate amount that has been drawn under any Letter of Credit and has not been reimbursed by the Borrower at such time.

     "LC Participation Fee" is defined in Section 2.05(c).
      --------------------                ---------------

     "Lenders" shall mean the Persons listed on Schedule 2.01 and any other
      -------                                   -------------
Person that shall have become a party hereto pursuant to an Assignment and Acceptance other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context clearly indicates otherwise, the term "Lenders" shall include the Swingline Lender.

     "Letters of Credit" shall mean the letters of credit issued pursuant to the
      -----------------
terms and conditions of Article III, including the Existing Letters of Credit.
                        -----------

     "Liability Management Transactions" shall mean the series of transactions
      ---------------------------------
described on Schedule 1.01(g) hereto.

     "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of
      ----
trust, lien, pledge, assignment for security (whether collateral or otherwise), hypothecation, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loan Documents" shall mean this Agreement, the AAR Agreement, the Letters
      --------------
of Credit, the Security Documents and the Guarantee Agreements.

     "Loan Parties" shall mean the Borrower and the Guarantors.
      ------------

     "Loans" shall mean the Revolving Loans, the Revolving (Supplemental) Loans
      -----
and the Term Loans.

     "Majority Vote" shall mean, as of the date of determination thereof, with
      -------------
respect to Lenders holding Loans or Commitments in respect of any particular term or revolving facility hereunder, Lenders having greater than 50% of the sum of (i) the aggregate principal amount of loans outstanding under such facility and other extensions of credit then outstanding under any of the Loan Documents relating to such facility plus (ii) the aggregate amount of the remaining
                          ----
available commitments of the Lenders with respect to such facility under any of the Loan Documents; provided, however, that for purposes of determining the
                    --------  -------
amount of a Revolving Lender's Loans, each Revolving Lender shall be deemed to hold the principal amount of Swingline Loans and the amount of LC Exposure equal to its Applicable Percentage of the Swingline Loans and LC Exposure then outstanding.

     "Margin Stock" shall have the meaning given such term under Regulation U.
      ------------

     "Material Adverse Effect" shall mean (a) a materially adverse effect on the
      -----------------------
business, operations, properties or condition (financial or otherwise) of the Borrower and the Subsidiaries, taken as a whole, (b) material impairment of the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or the Lenders under any Loan Document.

     "Material Contract" shall mean any contract to which the Borrower or any of
      -----------------
the Subsidiaries is or becomes a party providing for payments by or to the Borrower or any of the Subsidiaries in excess of $50,000,000 per year and the duration of which shall be in excess of twelve months.

     "Material Subsidiary" shall mean each Domestic Subsidiary now existing or
      -------------------
hereafter acquired or formed and each successor thereto that (a) for the most recent fiscal year of the Borrower accounted for more than 5% of the consolidated revenues of the Borrower, (b) as at the end of such fiscal year, was the owner of more than 5% of the consolidated assets of the Borrower as shown on the consolidated financial statements of the Borrower for such fiscal year or (c) is designated as a Material Subsidiary on Schedule 1.01(c) or is
                                                      ----------------
otherwise irrevocably designated as a Material Subsidiary in a writing by a Loan Party to the Administrative Agent.

     "Maximum Rate" is defined in Section 10.10.
      ------------                -------------

     "MBI Transaction" shall mean the acquisition of the remaining 50% of the
      ---------------
equity interests of MBI Limited by SSCC with a contribution of such equity interests to the Borrower and its Subsidiaries, or the acquisition of such equity interests by the Borrower or any Subsidiary solely using proceeds of an Investment made by SSCC to the Borrower.

     "Mortgaged Properties" shall mean the owned real properties of the Borrower
      --------------------
specified on Schedule 1.01(d).
             ----------------

     "Mortgages" shall mean the mortgages, deeds of trust, leasehold mortgages,
      ---------
assignments of leases and rents, modifications and other security documents listed on Schedule 1.01(e) and each such document delivered pursuant to Section
          ----------------                                              -------
6.10, each substantially in the form of Exhibit D.
----                                    ---------

     "Multiemployer Plan" shall mean a multiemployer plan as defined in Section
      ------------------
4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Net Cash Proceeds" shall mean (a) with respect to any Asset Sale, the Cash
      -----------------
Proceeds, net of (i) costs of sale (including payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than Loans) required to be repaid under the terms thereof as a result of such Asset Sale), (ii) taxes paid or reasonably estimated to be paid in the year such Asset Sale occurs or in the following year as a result thereof and (iii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations and any purchase price adjustments associated with such Asset Sale (provided that, to the extent and at
                                             --------
the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); and (b) with respect to any issuance of debt or equity securities or any capital contribution, the cash proceeds thereof, net of underwriting commissions or placement fees and expenses directly incurred in connection therewith; provided, however, that the definition of the term "Net
                      --------  -------
Cash Proceeds" shall not include any Cash Proceeds resulting from a casualty or condemnation that are used (or contractually committed to being used) for the replacement of the assets subject to such casualty or condemnation within 270 days of the receipt by the Borrower or any Subsidiary of such Cash Proceeds.

     "Non-U.S. Person" is defined in Section 2.20(f).
      ---------------                ---------------

     "Obligations" shall mean all obligations of every nature, including amounts
      -----------
drawn under outstanding Letters of Credit, of Loan Parties from time to time owed to the Agents, the Administrative Agent, the Swingline Lender, the Facing Agent and the Lenders, or any of them, under the Loan Documents.

     "Other Taxes" is defined in Section 2.20(b).
      -----------                ---------------

     "Participating Subsidiary" shall mean any Subsidiary that participates or
      ------------------------
is permitted to participate in the Receivables Program pursuant to the Receivable Program Documents.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and
      ----
defined in ERISA or any successor thereto.

     "Permitted Investments" shall mean any of the following:
      ---------------------

          (a) any evidence of Indebtedness, maturing not more than one year after the acquisition thereof, issued by the United States of America, or any instrumentality or agency thereof and guaranteed fully as to principal, interest and premium, if any, by the United States of America;

          (b) any certificate of deposit, maturing not more than one year after the date of purchase, issued by a commercial banking institution that has long-term debt rated "A" or higher by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services and which has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (c) commercial paper (i) maturing not more than 270 days after the date of purchase and (ii) issued by (x) a corporation (other than a Loan Party or any Affiliate of a Loan Party) with a rating, at the time as of which any determination thereof is to be made, of "P-1" or higher by Moody's Investors Service, Inc. or "A-1" or higher by Standard & Poor's Ratings Services (or equivalent rating in the case of a Permitted Investment made by a Foreign Subsidiary) or (y) any Agent;

          (d)  demand deposits with any bank or trust company;

          (e) repurchase agreements with a term of not more than seven days with respect to Indebtedness issued by the United States of America, or any instrumentality or agency thereof and guaranteed fully as to principal, interest and premium, if any, by the United States of America; and

          (f) in the case of the Foreign Subsidiaries, short-term investments comparable to the foregoing.

     "Permitted Liens" shall mean:
      ---------------

          (a) Liens for taxes not yet due and payable or which are being contested in good faith by appropriate proceedings diligently pursued, provided that (i) any proceedings commenced for the enforcement of such
     --------
     Liens shall have been duly suspended and (ii) full provision for the payment of all such taxes known to such Person has been made on the books of such Person if and to the extent required by GAAP;

          (b) mechanics', materialmen's, carriers', warehousemen's, landlord's and similar Liens arising by operation of law and in the ordinary course of business and securing obligations of such Person that are not overdue for a period of more than 60 days or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of
                                                 --------
     any such contest (i) any proceedings commenced for the enforcement of such Liens shall have been duly suspended and (ii) full provision for the payment of such Liens has been made on the books of such Person if and to the extent required by GAAP;

          (c) Liens arising in connection with worker's compensation, unemployment insurance, old age pensions and social security benefits that are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such
                                     --------
     contest (i) any proceedings commenced for the enforcement of such Liens shall have been duly suspended and (ii) full provision for the payment of such Liens has been made on the books of such Person if and to the extent required by GAAP;

          (d) (i) Liens incurred or deposits made in the ordinary course of business to secure the performance of bids, tenders, statutory obligations, fee and expense arrangements with trustees and fiscal agents (exclusive of obligations incurred in connection with the borrowing of money or the payment of the deferred purchase price of property) and (ii) Liens securing surety, indemnity, performance, appeal and release bonds, in the case of either clause (i) or (ii), securing such bonds in an amount not to exceed
            ----------    ----
     individually or in the aggregate $25,000,000 at any time outstanding, provided that full provision for the payment of all such obligations has
     --------
     been made on the books of such Person if and to the extent required by GAAP;

          (e) imperfections of title, covenants, restrictions, easements, municipal and zoning ordinances, general real estate taxes and assessments not yet delinquent and other encumbrances on real property that (i) do not arise out of the incurrence of any Indebtedness for money borrowed and (ii) do not interfere with or impair in any material respect the utility, operation, value or marketability of the real property on which such Lien is imposed;

          (f) the rights of collecting banks or other financial institutions having a right of setoff, revocation, refund or chargeback with respect to money or instruments on deposit with or in the possession of such financial institution;

          (g) any Lien specifically permitted to be suffered or incurred under any applicable Security Document;

          (h) leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any Subsidiary and any interest or title of a lessor under any lease (whether a Capital Lease or an operating lease) permitted by this Agreement or the Security Documents;

          (i) Liens on accounts receivable for which attempts at collection have been undertaken by a third party authorized by the Person owning such accounts receivable;

          (j) Liens arising from the granting of a license to enter into or use any asset of the Borrower or any Subsidiary to any Person in the ordinary course of business of the Borrower and the Subsidiaries that does not interfere in any material respect with the use or application by the Borrower or any Subsidiary of the asset subject to such license;

          (k) Liens attaching solely to cash earnest money deposits made by the Borrower or any Subsidiary in connection with any letter of intent or purchase agreement entered into it in connection with an acquisition permitted hereunder;

          (l) Liens arising from precautionary UCC financing statements regarding operating leases; and

          (m) Liens arising by operation of law on insurance policies and proceeds thereof to secure premiums thereunder.

For the purposes of the Security Documents, "Permitted Liens" shall also be deemed to include the Liens permitted by Sections 7.02(ii), (vi), (vii), (xi),
(xii) and (xiii).

     "Person" shall mean any natural person, corporation, business trust, joint
      ------
venture, association, company, limited liability company, partnership or government, or any agency or political subdivision thereof.

     "Plan" shall mean any pension plan (other than a Multiemployer Plan)
      ----
subject to the provisions of Title IV of ERISA or Section 412 of the Code that is maintained for employees of the Borrower or any ERISA Affiliate.

     "Pledge Agreements" shall mean (i) the Amended and Restated Pledge
      -----------------
Agreement dated as of November 18, 1998, between the Borrower and BTCo, as Agent, relating to shares in Stone Container (Canada) Inc., (ii) the Amended and Restated Pledge Agreement dated as of November 18, 1998, between the Borrower and BTCo, as Agent, relating to the shares in Stone Container Finance Company of Canada, (iii) the Pledge Agreement dated as of July 12, 1999, between the Borrower and BTCo, as Agent, relating to the shares in SCC Hodge, Inc., and (iv) any other pledge agreements entered into from time to time between the Borrower or any Guarantor and any Agent pursuant to the terms hereof.

     "Prepayment Account" is defined in Section 2.13(g).
      ------------------                ---------------

     "Prime Rate" shall mean the rate of interest per annum publicly announced
      ----------
from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as being effective.

     "Program Receivables" shall mean all trade receivables and related contract
      -------------------
and other rights and property (including all general intangibles, collections and other proceeds relating thereto, all security therefor and any goods that have been repossessed in connection with any thereof) sold or contributed by the Borrower or any Subsidiary to FinSub pursuant to the Receivables Program Documents.

     "Rate Protection Agreements" shall mean interest rate cap agreements,
      --------------------------
interest rate swap agreements and other agreements or arrangements entered into in the ordinary course of business by the Borrower or the Subsidiaries and designed to protect the Borrower or the Subsidiaries against fluctuations in interest rates or to obtain the benefit of floating interest rates.

     "Real Properties" shall mean each parcel of real property identified on
      ---------------
Schedule 4.20, together with all fixtures thereon.
-------------

     "Receivables Program" shall mean that certain trade receivables
      -------------------
securitization program conducted pursuant to the Receivables Program Documents.

     "Receivables Program Documents" shall mean the documents identified on
      -----------------------------
Schedule 1.01(f) and all other documentation entered into pursuant to the
----------------
Receivables Program.

     "Register" is defined in Section 10.04(d).
      --------                ----------------

     "Regulation T" shall mean Regulation T of the Board as from time to time in
      ------------
effect and all official rulings and interpretations thereunder or thereof.

     "Regulation U" shall mean Regulation U of the Board as from time to time in
      ------------
effect and all official rulings and interpretations thereunder or thereof.

     "Regulation X" shall mean Regulation X of the Board as from time to time in
      ------------
effect and all official rulings and interpretations thereunder or thereof.

     "Reportable Event" shall mean any reportable event as defined in Section
      ----------------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

     "Required Lenders" shall mean, as of the date of determination thereof, the
      ----------------
Lenders having greater than 50% of the sum of (i) the aggregate principal amount of loans and other extensions of credit then outstanding under any of the Loan Documents plus (ii) the aggregate amount of the remaining available commitments
          ----
of the Lenders under any of the Loan Documents; provided, however, that for
                                                --------  -------
purposes of determining the amount of a Revolving Lender's Loans, each Revolving Lender shall be deemed to hold the principal amount of Swingline Loans and the amount of LC Exposure equal to its Applicable Percentage of the Swingline Loans and LC Exposure then outstanding.

     "Responsible Officer" of any corporation shall mean any executive officer
      -------------------
or Financial Officer of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

     "Restatement Date" shall mean March 31, 2000.
      ----------------

     "Restricted Payment" shall mean (a) any dividend or other distribution,
      ------------------
direct or indirect, on account of any shares of any class of stock of the Borrower or any of the Subsidiaries, now or hereafter outstanding, except (i) any dividend payable solely in shares of such class of stock to the holders of such class and (ii) any dividend or distribution made by any Subsidiary ratably to the holders of the common stock of such Subsidiary, and (b) any redemption, retirement, sinking fund or similar payment, purchase, exchange or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower or any of the Subsidiaries, now or hereafter outstanding, except for any such redemption, retirement, sinking fund or similar payment payable only to a Loan Party or payable from a Foreign Subsidiary to another Foreign Subsidiary.

     "Revolving Credit Availability Period" shall mean the period commencing
      ------------------------------------
with the Restatement Date and ending on the Revolving Credit Maturity Date.

     "Revolving Credit Borrowing" shall mean a Borrowing comprised of Revolving
      --------------------------
Loans.

     "Revolving Credit Commitment" shall mean, with respect to each Lender, the
      ---------------------------
commitment of such Lender to make Revolving Loans hereunder as set forth on
Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender
-------------
assumed its Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased
                                      ------------
from time to time pursuant to assignments by or to such Lender pursuant to
Section 10.04.  As of the Restatement Date, the aggregate amount of the Lenders'
-------------
Revolving Credit Commitments is $450,000,000.

     "Revolving Credit Maturity Date" shall mean December 31, 2005.
      ------------------------------

     "Revolving Credit Utilization" shall mean, at any time of determination,
      ----------------------------
the sum of (a) the aggregate principal amount of Revolving Loans outstanding at such time, (b) the aggregate principal amount of Swingline Loans outstanding at such time and (c) the LC Exposure at such time.

     "Revolving Lenders" shall mean the Lenders having Revolving Credit
      -----------------
Commitments or holding Revolving Loans.

     "Revolving Loans" shall mean the revolving loans made by the Lenders to the
      ---------------
Borrower pursuant to Section 2.01(c)(i).
                     ------------------

     "Revolving (Supplemental) Credit Borrowing" shall mean a Borrowing
      -----------------------------------------
comprised of Revolving (Supplemental) Loans.

     "Revolving (Supplemental) Credit Commitment" shall mean, with respect to
      ------------------------------------------
each Lender, the commitment of such Lender to make Revolving (Supplemental) Loans hereunder as set forth on Schedule 2.01 or in the Assignment and
                                -------------
Acceptance pursuant to which such Lender assumed its Revolving (Supplemental) Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time
                 ------------
pursuant to assignments by or to such Lender pursuant to Section 10.04.  The
                                                         -------------
Revolving (Supplemental) Credit Commitments are the "Supplemental Revolving Credit Commitments" as such term is defined in the Existing Credit Agreement. As of the Restatement Date, the aggregate amount of the Lenders' Revolving (Supplemental) Credit Commitments is $110,000,000.

     "Revolving (Supplemental) Lenders" shall mean the Lenders having Revolving
      --------------------------------
(Supplemental) Credit Commitments or holding Revolving (Supplemental) Loans.

     "Revolving (Supplemental) Loans" shall mean the revolving loans made by the
      ------------------------------
Lenders to the Borrower pursuant to Section 2.01(c)(ii).
                                   --------------------

     "SCC AMMI" shall mean SCC Active Medical Management, Inc.
      --------

     "SCC Hodge" shall mean SCC Hodge, Inc., a Delaware corporation.
      ---------

     "SCC Hodge Note" shall mean a promissory note issued by SCC Hodge to the
      --------------
Borrower in a principal amount up to $330,000,000.

     "SCC RMMI" shall mean SCC Retiree Medical Management, Inc.
      --------

     "Security Agreements" shall mean (i) the Amended and Restated Security
      -------------------
Agreement in substantially the form of Exhibit E dated as of the Restatement
                                       ---------
Date, between the Borrower and BTCo, as Agent, (ii) the Security Agreement dated as of July 12, 1999, between SCC Hodge, Inc. and BTCo, as Agent, and (iii) and any other security agreements executed by the Borrower or any Subsidiary to secure all or any portion of the Obligations after the Restatement Date.

     "Security Documents" shall mean the Mortgages, the Security Agreements and
      ------------------
the Pledge Agreements.

     "Senior Notes" shall mean the Senior Notes due 2001, the Senior Notes due
      ------------
2004, the Senior Notes due 2006 and the Senior Notes due 2016.

     "Senior Notes due 2001" shall mean the Borrower's 9-7/8% Senior Notes due
      ---------------------
2001.

     "Senior Notes due 2004" shall mean the Borrower's 11-1/2% Senior Notes due
      ---------------------
2004.

     "Senior Notes due 2006" shall mean the Borrower's 11-1/2% Senior Notes due
      ---------------------
2006.

     "Senior Notes due 2016" shall mean the Borrower's Adjustable Rate Senior
      ---------------------
Notes due 2016.

     "Senior Subordinated Notes due 2002" shall mean the Borrower's 10-3/4%
      ----------------------------------
Senior Subordinated Debentures due 2002 and the Borrower's 12-1/4% Senior Subordinated Debentures due 2002.

     "Series E Preferred Stock" shall mean the Series E Preferred Stock of the
      ------------------------
Borrower outstanding as of the Restatement Date.

     "SLP" shall mean St. Laurent Paperboard Inc., a Canadian federal
      ---
corporation.

     "SLP Acquisition" shall mean the acquisition of all of the outstanding
      ---------------
capital stock of SLP and related transactions.

     "SLP Acquisition Documents" shall mean the Pre-Merger Agreement dated as of
      -------------------------
February 23, 2000, among Smurfit-Stone Container Corporation, the Borrower, 3038727 Nova Scotia Company and St. Laurent Paperboard Inc. and any other material agreements, instruments or other documents to be entered into, or delivered by, between or among such parties and any of their respective Affiliates in connection with the SLP Acquisition.

     "SLP Credit Agreement" shall mean one or more credit agreements to be
      --------------------
entered into in connection with the SLP Acquisition, among the Borrower, Stone-SLP Canada and the lenders and agents party thereto. The SLP Credit Agreement shall be substantially in the form hereof, provided that the SLP Credit
                                           --------
Agreement may contain such additional representations, covenants, events of default and other terms and conditions upon which the Agents and the Borrower jointly agree.

     "SLP Lenders" shall mean the lenders from time to time party to the SLP
      -----------
Credit Agreement.

     "SLP Loan Documents" shall mean the SLP Credit Agreement, any guarantee or
      ------------------
security document executed by or behalf of any SLP Loan Party in connection therewith and any promissory note or other obligation of the Borrower or any Subsidiary issued in connection with the SLP Acquisition and repaid upon, or immediately following, the consummation of the SLP Acquisition.

     "SLP Loans" shall mean the loans outstanding from time to time under the
     ----------
SLP Credit Agreement.

     "SLP Term Loans" shall mean term loans outstanding from time to time under
      --------------
the SLP Credit Agreement.

     "Specified Senior Indentures" shall mean each of the indentures and
      ---------------------------
supplemental indentures relating to the Senior Notes and the First Mortgage Notes and any other similar indenture, agreement or instrument entered into at any time by the Borrower or any Subsidiary.

     "SSCC" shall mean Smurfit-Stone Container Company, a Delaware corporation.
      ----

     "Statutory Reserves" shall mean a fraction (expressed as a decimal), the
      ------------------
numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum applicable reserve percentages, including
    -----
any marginal, special, emergency or supplemental reserves (expressed as a decimal) established by the Board and any other banking authority to which the Administrative Agent is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Stone-SLP Canada" shall mean a wholly owned Canadian Subsidiary, which,
      ----------------
following the SLP Acquisition, will hold, directly or indirectly, all or substantially all of the assets of SLP located in Canada as of the consummation of the SLP Acquisition.

     "Stone-SLP Collateral" shall mean all or any portion of the assets of
      --------------------
Stone-SLP US or Stone-SLP Canada that secures the obligations of the Borrower or any Subsidiary under the SLP Loan Documents.

     "Stone-SLP US" shall mean a wholly owned Domestic Subsidiary, which,
      ------------
following the SLP Acquisition, will hold, directly or indirectly, all or substantially all of the assets of SLP located in United States as of the consummation of the SLP Acquisition.

     "Subordinated Notes" shall mean the Senior Subordinated Notes due 2002 and
      ------------------
the Subordinated Notes due 2007.

     "Subordinated Notes due 2007" shall mean the Borrower's 6-3/4% Convertible
      ---------------------------
Subordinated Debentures due 2007.

     "subsidiary" shall mean, with respect to any Person (herein referred to as
      ----------
the "parent"), any corporation, partnership, association or other business
     ------
entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership or membership interests are, at the time any determination is being made, owned, controlled or held by, or otherwise Controlled by, the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "Subsidiary" shall mean any subsidiary of the Borrower; provided, however,
      ----------                                             --------  -------
that the term "Subsidiary" shall not include (a) any Inactive Subsidiary and (b) Stone Venepal (Celgar) Pulp, Inc.

     "Swingline Lender" is defined in the preamble to this Agreement.
      ----------------

     "Swingline Loans" shall mean the swingline loans made by the Swingline
      ---------------
Lender pursuant to Section 2.22.
                   ------------

     "Term Borrowing" shall mean a Borrowing comprised of Tranche C Loans,
      --------------
Tranche D Loans, Tranche E Loans or Tranche F Loans.

     "Term Loan Repayment Amounts" shall mean, for any period, the aggregate of
      ---------------------------
all Tranche C Repayment Amounts, Tranche D Repayment Amounts, Tranche E Repayment Amounts and Tranche F Repayment Amounts payable during such period.

     "Term Loan Repayment Dates" shall mean the Tranche C Repayment Dates, the
      -------------------------
Tranche D Repayment Dates, the Tranche E Repayment Dates and the Tranche F Repayment Dates.

     "Term Loans" shall mean the Tranche C Loans, the Tranche D Loans, the
      ----------
Tranche E Loans and the Tranche F Loans.

     "Tranche C Borrowing" shall mean a Borrowing comprised of Tranche C Loans.
      -------------------

     "Tranche C Lenders" shall mean the Lenders holding Tranche C Loans.
      -----------------

     "Tranche C Loans" shall mean the term loans outstanding on the Restatement
      ---------------
Date made by the Lenders to the Borrower and set forth on Schedule 2.01 as
                                                          -------------
"Tranche C Loans". The Tranche C Loans are the "Additional Term Loans" as such term is defined in the Existing Credit Agreement. As of the Restatement Date, the aggregate principal balance of the Tranche C Loans is $181,383,439.24.

     "Tranche C Maturity Date" shall mean October 1, 2003.
      -----------------------

     "Tranche C Repayment Amount" is defined in Section 2.11(a)(i).
      --------------------------                ------------------

     "Tranche C Repayment Date" is defined in Section 2.11(a)(i).
      ------------------------                ------------------

     "Tranche D Borrowing" shall mean a Borrowing comprised of Tranche D Loans.
      -------------------

     "Tranche D Lenders" shall mean the Lenders holding Tranche D Loans.
      -----------------

     "Tranche D Loans" shall mean the term loans outstanding on the Restatement
      ---------------
Date made by the Lenders to the Borrower and set forth on Schedule 2.01 as
                                                          -------------
"Tranche D Loans".

The Tranche D Loans are the "D Tranche Term Loans" as such term is defined in the Existing Credit Agreement. As of the Restatement Date, the aggregate principal balance of the Tranche D Loans is $173,172,397.13.

     "Tranche D Maturity Date" shall mean October 1, 2003.
      -----------------------

     "Tranche D Repayment Amount" is defined in Section 2.11(a)(ii).
      --------------------------                -------------------

     "Tranche D Repayment Date" is defined in Section 2.11(a)(ii).
      ------------------------                -------------------

     "Tranche E Borrowing" shall mean a Borrowing comprised of Tranche E Loans.
      -------------------

     "Tranche E Lenders" shall mean the Lenders holding Tranche E Loans.
      -----------------

     "Tranche E Loans" shall mean the term loans outstanding on the Restatement
      ---------------
Date made by the Lenders to the Borrower as set forth on Schedule 2.01 as
                                                         -------------
"Tranche E Loans". The Tranche E Loans are the "E Tranche Term Loans" as such term is defined in the Existing Credit Agreement. As of the Restatement Date, the aggregate principal balance of the Tranche E Loans is $233,627,589.63.

     "Tranche E Maturity Date" shall mean October 1, 2003.
      -----------------------

     "Tranche E Repayment Amount" is defined in Section 2.11(a)(iii).
      --------------------------                --------------------

     "Tranche E Repayment Date" is defined in Section 2.11(a)(iii).
      ------------------------                --------------------

     "Tranche F Availability Period" shall mean the period commencing with the
      -----------------------------
Restatement Date and ending on the date that is 40 days after the Restatement Date.

     "Tranche F Borrowing" shall mean a Borrowing comprised of Tranche F Loans.
      -------------------

     "Tranche F Commitment" shall mean, with respect to each Lender, the
      --------------------
commitment of such Lender to make Tranche F Loans hereunder as set forth on
Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender
-------------
assumed its Tranche F Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from
                              ------------
time to time pursuant to assignments by or to such Lender pursuant to Section
                                                                      -------
10.04.  As of the Restatement Date, the aggregate amount of the Lenders' Tranche
-----
F Commitments is  $575,000,000.

     "Tranche F Funding Date" shall mean the date of the Borrowing of the
      ----------------------
Tranche F Loans.

     "Tranche F Lenders" shall mean the Lenders having Tranche F Commitments or
      -----------------
holding Tranche F Loans.

     "Tranche F Loans" shall mean the term loans made by the Lenders to the
      ---------------
Borrower pursuant to Section 2.01(b).
                     ---------------

     "Tranche F Maturity Date" shall mean December 31, 2005.
      -----------------------

     "Tranche F Repayment Amount" is defined in Section 2.11(a)(iv).
      --------------------------                -------------------

     "Tranche F Repayment Date" is defined in Section 2.11(a)(iv).
      ------------------------                -------------------

     "Transactions" shall have the meaning assigned to such term in Section
      ------------                                                  -------
4.02.

     "Type", when used in respect of any Loan or Borrowing, shall refer to the
      ----
Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term "Rate" shall include the Adjusted LIBO Rate and the Alternate Base Rate.

     "wholly owned Domestic Subsidiary" shall mean any wholly owned subsidiary
      --------------------------------
of the Borrower that is a Domestic Subsidiary.

     "wholly owned subsidiary" of a Person shall mean any subsidiary of such
      -----------------------
Person of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity or 100% of the ordinary voting power or 100% of the general partnership or membership interests are, at the time any determination is being made, owned, controlled or held by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

     "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a
      --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02.  Terms Generally.  The definitions in Section 1.01 shall
                                                         ------------
apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed to be references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Each reference to any Loan Document or any other document or agreement shall be deemed to be a reference to such Loan Document, document or agreement as amended, restated, waived, supplemented or otherwise modified from time to time in accordance with the provisions hereof and thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the application used in the financial statements referred to in

Section 4.05; provided, however, that for purposes of making any determination
------------  --------  -------
required by the definition of "Applicable Rate", Section 2.13(c) or Article VII,
                               ---------------   ---------------    -----------
all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP as in effect on the Restatement Date applied on a basis consistent with the application used in the financial statements referred to in Section 4.05.
                                        ------------

     SECTION 1.03.  Classification of Loans and Borrowings   .  For the purposes
of this Agreement, Loans may be classified and referred to by Class (e.g., a
                                                                     ----
"Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type
                              ----
(e.g., a "Eurodollar Revolving Loan").  Borrowings may also be classified and
 ----
referred to by Class  (e.g., a "Revolving Borrowing") or by Type (e.g., a
                       ----                                       ----
"Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving
                                              ----
Borrowing").


                                  ARTICLE II

                                  The Credits

     SECTION 2.01. Commitments and Loans. (a) The Borrower and the Lenders acknowledge the making of the Tranche C Loans, the Tranche D Loans and the Tranche E Loans pursuant to the Existing Credit Agreement and agree that such Tranche C Loans, Tranche D Loans and Tranche E Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents. Amounts paid or prepaid in respect of Tranche C Loans, Tranche D Loans or Tranche E Loans may not be reborrowed.

     (b) Subject to the terms and conditions set forth herein, each Lender agrees, severally and not jointly, to make a Tranche F Loan to the Borrower on a single day during the Tranche F Availability Period in a principal amount not exceeding its Tranche F Commitment. Amounts paid or prepaid in respect of Tranche F Loans may not be reborrowed.

     (c) Subject to the terms and conditions set forth herein, each Lender agrees, severally and not jointly, to make (i) Revolving Loans to the Borrower from time to time during the Revolving Credit Availability Period in an aggregate principal amount that will not result in such Lender's Applicable Percentage of the Revolving Credit Utilization exceeding such Lender's Revolving Credit Commitment and (ii) Revolving (Supplemental) Loans to the Borrower from time to time during the Revolving Credit Availability Period in an aggregate principal amount that will not result in such Lender's Revolving (Supplemental) Loans exceeding such Lender's Revolving (Supplemental) Credit Commitment.
Within the limits set forth in the preceding sentence, the Borrower may borrow, pay or prepay and reborrow Revolving Loans and Revolving (Supplemental) Loans. The Borrower and the Lenders acknowledge the making of the Revolving Loans and Revolving (Supplemental) Loans pursuant to the Existing Credit Agreement outstanding on the Restatement Date and listed on Schedule 2.01 and agree that
                                                  -------------
such Revolving Loans and Revolving (Supplemental) Loans shall continue to be outstanding pursuant to the terms and conditions of this Agreement and the other Loan Documents.

     SECTION 2.02. Loans. (a) Each Loan to be made on or after the Restatement Date shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective applicable Revolving Commitments, Revolving (Supplemental) Commitments or Tranche F Commitments, as the case may be; provided, however, that the failure of any Lender to make any
                 --------  -------
Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $500,000 and, in the case of a Eurodollar Borrowing, not less than $1,000,000 or (ii) an aggregate principal amount equal to the remaining available balance of the applicable Commitments.

     (b) Each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans, as the Borrower may request pursuant to Section 2.03. Each Lender may at
                                               ------------
its option fulfill its Commitment with respect to any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the
--------
Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided,
                                                                      --------
however, that the Borrower shall not be entitled to request any Borrowing that,
-------
if made, would result in an aggregate of more than fifteen separate Eurodollar Loans of any Lender being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

     (c) Subject to paragraph (f) below, each Lender shall make a Loan in the amount of its pro rata portion, as determined under Section 2.17, of each
                                                    ------------
Borrowing hereunder on the proposed date thereof by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 2:00 p.m., New York City time, and the Administrative Agent shall by 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of the Borrower or, if a Borrowing shall not occur on such date because any condition precedent specified herein shall not have been met, return the amounts so received to the respective Lenders, provided that, in the case of the
                                               --------
initial Borrowing of the Tranche F Loans, the Administrative Agent shall deposit a portion of the proceeds of the Tranche F Loans necessary to redeem in full all of the Senior Notes due 2001 into an account designated by the trustee for the Senior Notes due 2001. Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing (or, in the case of an ABR Revolving Borrowing or ABR Revolving (Supplemental) Borrowing, prior to 2:00 p.m., New York City time on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with this paragraph (c) and the Administrative Agent may, in reliance
                     -------------
upon
such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and
(ii) in the case of such Lender, the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall be deemed to constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

     (d) Any request by the Borrower for a Revolving Credit Borrowing (except a request pursuant to paragraph (d) of Article III) or a Revolving (Supplemental)
                    -------------    -----------
Credit Borrowing shall be deemed to be a request for both a Revolving Credit Borrowing and a Revolving (Supplemental) Credit Borrowing, and the Administrative Agent shall allocate any such request such that, after giving effect to such Borrowings, the ratio obtained by dividing (w) the Revolving
                                                 --------
Credit Utilization by (x) aggregate Revolving Credit Commitments equals, as nearly as possible, the ratio obtained by dividing (y) the Revolving
                                          --------
(Supplemental) Loans by (z) the aggregate Revolving (Supplemental) Credit Commitments.

     (e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request any Interest Period with respect to any (i) Revolving Credit Borrowing or Revolving (Supplemental) Credit Borrowing, (ii) Tranche C Borrowing, (iii) Tranche D Borrowing, (iv) Tranche E Borrowing or (v) Tranche F Borrowing that would end after (A) the Revolving Credit Maturity Date,
(B) the Tranche C Maturity Date, (C) the Tranche D Maturity Date, (D) the Tranche E Maturity Date or (E) the Tranche F Maturity Date, respectively.

     (f) If the Facing Agent has not received from the Borrower the payment required by paragraph (d) of Article III within two hours after the Borrower shall have received notice from the Facing Agent that payment of a draft presented under any Letter of Credit will be made or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day, as provided in paragraph (a) of Article III, the Facing Agent will promptly notify the Administrative Agent of the LC Disbursement and the Administrative Agent will promptly notify each Revolving Lender of such LC Disbursement and its Applicable Percentage thereof. Each Revolving Lender will pay to the Administrative Agent not later than 4:00 p.m., New York City time, on such date (or, if the Revolving Lenders shall have received such notice later than 2:00 p.m., New York City time, on any day, not later than 10:00 a.m., New York City time, on the immediately following Business Day) an amount equal to such Revolving Lender's Applicable Percentage of such LC Disbursement (it being understood that such amount shall be deemed to constitute an ABR Revolving Loan of such Revolving Lender), and the Administrative Agent will promptly pay such amount to the Facing Agent. The Administrative Agent will promptly remit to each Revolving Lender its Applicable Percentage of any amounts subsequently received by the Administrative Agent from the Borrower in respect of such LC Disbursement. If any Lender shall not have made its Applicable Percentage of such LC Disbursement available to the Facing Agent as provided above, such Lender agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this subsection to but excluding the date an amount equal to such amount is paid to the Administrative Agent for prompt payment to the Facing Agent at, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate.

     SECTION 2.03. Notice of Borrowings. The Borrower shall give the Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before a proposed borrowing, (b) in the case of an ABR Tranche F Borrowing, not later than 11:00 a.m., New York City time, one Business Day before a proposed borrowing and (c) in the case of an ABR Revolving Borrowing or ABR Revolving (Supplemental) Borrowing, not later than 11:00 a.m., New York City time, on the day of a proposed borrowing. Such notice shall be irrevocable and shall in each case refer to this Agreement and specify the following information:

          (i)   the Type of Borrowing (Eurodollar or ABR);

          (ii) whether the Borrowing is to be a Revolving Credit Borrowing, Revolving (Supplemental) Credit Borrowing or Tranche F Borrowing;

          (iii) the aggregate amount of such Borrowing;

          (iv)  the date of such Borrowing (which shall be a Business Day);

          (v) in the case of a Eurodollar Borrowing, the Interest Period with respect thereto; and

          (vi) the number and location of the account to which funds are to be disbursed;

provided, however, that, notwithstanding any contrary specification in any such
--------  -------
notice, each requested Borrowing shall comply with the requirements set forth in
Section 2.02.  If no election as to the Type of Borrowing is specified in any
------------
such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this Section, and of each Lender's
                                                 -------
portion of the requested Borrowing.

     SECTION 2.04. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan and Revolving

(Supplemental) Loan of such Lender on the Revolving Credit Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender in such amounts and on such dates as provided in Section 2.11 and (iii) to the Swingl ine Lender the then
                     ------------
unpaid principal amount of each Swingline Loan on the Revolving Credit Maturity Date. Each Loan shall bear interest from and including the date made (or, in the case of Existing Loans that are Revolving Loans or Revolving (Supplemental) Loans, from the Restatement Date) on the outstanding principal balance thereof as set forth in Section 2.06.
                ------------

     (b) Each Lender and the Swingline Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness to such Lender or the Swingline Lender resulting from each Loan or Swingline Loan, respectively, from time to time, including the amounts of principal and interest payable and paid such Lender or the Swingline Lender from time to time under this Agreement.

     (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan and Swingline Loan made hereunder, the Type of each Loan and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender and the Swingline Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Guarantor and each Lender's or the Swingline Lender's share thereof.

     (d)  The entries made in the accounts maintained pursuant to paragraphs (b)
                                                                  --------------
and (c) of this Section 2.04 shall, to the extent permitted by applicable laws
    ---         ------------
be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender, the Swingline
          --------  -------
Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans and the Swingline Loans in accordance with their terms.

     (e) The Revolving Loans, Revolving (Supplemental) Loans, Tranche C Loans, Tranche D Loans and Tranche E Loans are evidenced by promissory notes issued pursuant to the provisions of the Existing Credit Agreement. Any Lender may from time to time request that its existing promissory notes be replaced with a promissory note referring to this Agreement, and any Tranche F Lender may request from time to time that its Tranche F Loan be evidenced by a promissory note. In response to any such request, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in the form of Exhibit F hereto. The Loans evidenced by any promissory note and
               ---------
interest payable on such Loans shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes, if
            -------------
any, payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on each March 31, June 30, September 30 and December 31 and on each date on which the Commitments of such Lender shall expire or be terminated as provided herein, a commitment fee (a "Commitment
                                                                 ----------
Fee") equal to the Applicable Rate per annum in effect for such Commitments from
---
time to time on the average daily unused amount of the Commitments of such Lender during the preceding quarter (or other period commencing on the Restatement Date or ending with the Revolving Credit Maturity Date or the date on which any of such Commitments of such Lender shall expire or be terminated). The Commitment Fee due to each Lender shall commence to accrue on and including the Restatement Date and shall cease to accrue on, but excluding, the date on which such Commitments of such Lender shall expire or be terminated as provided herein. For purposes of calculating Commitment Fees, any portion of the Revolving Credit Commitments unavailable due to outstanding Swingline Loans shall be deemed to be unused amounts of the Revolving Credit Commitments. All Commitment Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days.

     (b) The Borrower agrees to pay to the Administrative Agent, for its own account, the administration fees at the times and in the amounts agreed upon between the Borrower and the Administrative Agent.

     (c) The Borrower agrees to pay (i) to each Revolving Lender, through the Administrative Agent, on each March 31, June 30, September 30 and December 31 and on each date on which the Revolving Credit Commitment of such Lender shall expire or be terminated as provided herein, a participation fee (a "LC
                                                                    --
Participation Fee") calculated on such Lender's Applicable Percentage of the
-----------------
average daily aggregate LC Exposure (excluding the portion thereof attributable to unreimbursed LC Disbursements) during the preceding quarter (or shorter period commencing with the Restatement Date or ending with the Revolving Credit Maturity Date or the date on which all Letters of Credit have been canceled or have expired and the Revolving Credit Commitments of all Lenders shall have been terminated) at a rate equal to the greater of (x) the Applicable Rate from time to time used to determine the interest rate on Eurodollar Revolving Credit Borrowings pursuant to Section 2.06 minus 0.50% and (y) 1.00%, (ii) to the
                       ------------ -----
Facing Agent on each March 31, June 30, September 30 and December 31 and on each date on which any Revolving Credit Commitment shall expire or be terminated as set forth herein with respect to each Letter of Credit issued by it a fronting fee as separately agreed to between the Borrower and the Facing Agent and (iii) to the Facing Agent with respect to the issuance, amendment or transfer of any such Letter of Credit and each drawing made thereunder, documentary and processing charges in accordance with the Facing Agent's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or drawing, as the case may be. All LC Participation Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days and shall be payable in dollars.

     (d) All Fees (other than the fees payable to the Facing Agent under paragraph (c)(ii) or (iii) above) shall be paid on the dates due, in immediately
-----------------    -----
available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances (other than corrections of errors in payment).

     SECTION 2.06.  Interest on Loans.  (a)  Subject to the provisions of
Section 2.07, the Loans comprising each ABR Borrowing shall bear interest
------------
(computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when the Alternate Base Rate is determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate in
                                                ----
effect at such time with respect to such Loans. Swingline Loans shall bear interest at the rate applicable to ABR Revolving Loans. Any changes to interest rates applicable to Revolving Loans and Revolving (Supplemental) Loans outstanding under the Existing Credit Agreement on the Restatement Date shall be effective on the Restatement Date.

     (b)  Subject to the provisions of Section 2.07, the Loans comprising each
                                       ------------
Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the
                                                                        ----
Applicable Rate in effect at such time with respect to such Loans. Any changes to interest rates applicable to Revolving Loans and Revolving (Supplemental) Loans outstanding under the Existing Credit Agreement on the Restatement Date shall be effective on the Restatement Date.

     (c) Interest on each Loan and each Swingline Loan shall be payable on the Interest Payment Dates applicable to such Loan or Swingline Loan, as the case may be, except as otherwise provided in this Agreement. The Applicable Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be presumptively correct absent manifest error.

     SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or Swingline Loan or any other amount becoming due hereunder or under any Loan Document, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment or bankruptcy) at a rate per annum (the "Default Rate") equal to (a) in the case of any Loan or any Swingline
            ------------
Loan, the rate that would be applicable under Section 2.06 to such Loan or
                                              ------------
Swingline Loan plus 2.00% per annum and (b) in the case of any other amount, the
               ----
rate that would be applicable under Section 2.06 to an ABR Tranche E Loan (or if
                                    ------------
no Tranche E Loans remain outstanding, an ABR Tranche F Loan) plus 2.00% per
                                                              ----
annum.

     SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to Lenders having outstanding Loans and unused Commitments representing at least 20% of the aggregate outstanding Loans and unused

Commitments of making or maintaining their Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall, until the
                                   ------------    ----
Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

     SECTION 2.09. Termination and Reduction of Commitments. (a) The Tranche F Commitments shall terminate at 5:00 p.m., New York City time, on the earlier of (i) the last day of the Tranche F Availability Period and (ii) the Tranche F Funding Date. The Revolving Credit Commitments and the Revolving (Supplemental) Credit Commitments shall terminate at 5:00 p.m., New York City time, on the Revolving Credit Maturity Date.

     (b) Upon at least three Business Days' prior irrevocable written or telecopy notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments; provided, however, that (i) each partial reduction of the
                 --------  -------
Commitments shall be in an integral multiple of $1,000,000 and in a minimum principal amount of $5,000,000, (ii) the Borrower shall not be permitted to terminate or reduce the Revolving Credit Commitments if, as the result of such termination or reduction, the Revolving Credit Utilization would exceed the aggregate remaining Revolving Credit Commitments and (iii) the Borrower shall not be permitted to terminate or reduce the Revolving (Supplemental) Credit Commitments if, as the result of such termination or reduction, the aggregate outstanding Revolving (Supplemental) Loans would exceed the aggregate remaining Revolving (Supplemental) Credit Commitments.

     (c) The Revolving Credit Commitments and the Revolving (Supplemental) Credit Commitments shall be permanently reduced by the amount of any mandatory prepayments applied to Swingline Loans, Revolving Credit Borrowings or Revolving (Supplemental) Credit Borrowings pursuant to Section 2.13(e).
                                             ---------------

     (d) Each reduction in the Commitments hereunder shall be made ratably among the applicable Lenders in accordance with their respective applicable Commitments. Any reduction in the Revolving Credit Commitments or the Revolving (Supplemental) Credit Commitments (whether pursuant to paragraph (b) or (c)
                                                       -------------    ---
above) shall be allocated pro rata among the Revolving Credit Commitments and the Revolving (Supplemental) Credit Commitments based upon the aggregate unused Revolving Credit Commitments and the aggregate unused Revolving (Supplemental) Credit Commitments in effect immediately prior to such reduction.

     (e) The Borrower shall pay to the Administrative Agent for the account of the applicable Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to, but excluding, the date of such termination or reduction.

     (f)  Nothing in this Section 2.09 shall prejudice any rights that the
                          ------------
Borrower may have against any Lender that fails to lend as required hereunder prior to the date of termination of any Commitment.

     SECTION 2.10. Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (i) not later than 11:00 a.m., New York City time, one Business Day prior to conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (ii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period and (iii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

          (a) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

          (b) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, the aggregate principal amount of such Borrowing converted or continued shall be an integral multiple of $1,000,000 and not less than $10,000,000;

          (c) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of the conversion;

          (d) if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;
                                                        ------------

          (e) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

          (f) any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of paragraph (e)
                                                              -------------
     above shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing; and

          (g) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than any applicable Term Loan Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (i) the Eurodollar Term Borrowings with Interest Periods ending on or prior to such Term Loan Repayment Date and (ii) the ABR Term Borrowings would not be at least equal to the principal amount of Term Borrowings to be paid on such Term Loan Repayment Date.

     Each notice pursuant to this Section 2.10 shall be irrevocable and shall
                                  ------------
refer to this Agreement and specify (i) the identity, amount and Class of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any
                       ------------
converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent
                        ------------
Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end
     ------------
of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Borrowing.

     SECTION 2.11. Repayment of Term Borrowings. (a)(i) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "Tranche C Loan Repayment
                                                 ------------------------
Date"), a principal amount of Tranche C Loans (such amount, as adjusted from
----
time to time pursuant to Sections 2.12 and 2.13(e), being called the "Tranche C
                         -------------     -------                    ---------
Loan Repayment Amount") equal to the amount set forth below for such date,
---------------------
together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

               Date                                         Amount
               ----                                         ------


               April 1, 2000                           $         0.00
               October 1, 2000                              12,870.24
               April 1, 2001                             1,000,000.00
               October 1, 2001                           1,000,000.00
               April 1, 2002                             1,000,000.00
               October 1, 2002                           1,000,000.00
               April 1, 2003                            88,685,285.00
               Tranche C Maturity Date
                  (October 1, 2003)                     88,685,284.00

On each Tranche C Loan Repayment Date, the Administrative Agent shall apply the Tranche C Loan Repayment Amount paid to the Administrative Agent to pay the Tranche C Loans in accordance with Section 2.19(a).
                                   ---------------

     (ii) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "Tranche D Loan
                                                                  --------------
Repayment Date"), a principal amount of Tranche D Loans (such amount, as
--------------
adjusted from time to time pursuant to Sections 2.12 and 2.13(e), being called
                                       -------------     -------
the "Tranche D Loan Repayment Amount") equal to the amount set forth below for
     -------------------------------
such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

               Date                                         Amount
               ----                                         ------

               April 1, 2000                           $         0.00
               October 1, 2000                               8,506.13
               April 1, 2001                               950,000.00
               October 1, 2001                             950,000.00
               April 1, 2002                               950,000.00
               October 1, 2002                             950,000.00
               April 1, 2003                            84,681,946.00
               Tranche D Maturity Date
                  (October 1, 2003)                     84,681,945.00

On each Tranche D Loan Repayment Date, the Administrative Agent shall apply the Tranche D Loan Repayment Amount paid to the Administrative Agent to pay the Tranche D Loans in accordance with Section 2.19(a).
                                   ---------------

     (iii) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "Tranche E Loan Repayment Date"), a principal amount of Tranche E Loans (such
 -----------------------------
amount, as adjusted from time to time pursuant to Sections 2.12 and 2.13(e),
                                                  -------------     -------
being called the "Tranche E Loan Repayment Amount") equal to the amount set
                  -------------------------------
forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

               Date                                         Amount
               ----                                         ------

               April 1, 2000                           $          0.00
               October 1, 2000                              185,988.63
               April 1, 2001                              1,500,000.00
               October 1, 2001                            1,500,000.00
               April 1, 2002                              1,500,000.00
               October 1, 2002                            1,500,000.00
               April 1, 2003                            113,720,801.00
               Tranche E Maturity Date
                 (October 1, 2003)                      113,720,800.00

On each Tranche E Loan Repayment Date, the Administrative Agent shall apply the Tranche E Loan Repayment Amount paid to the Administrative Agent to pay the Tranche E Loans in accordance with Section 2.19(a).
                                   ---------------

     (iv) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, on the dates set forth below, or if any such date is not a Business Day, on the next succeeding Business Day (each such date being a "Tranche F Loan Repayment Date"), a principal amount of Tranche F Loans (such
 -----------------------------
amount, as adjusted from time to time pursuant to Sections 2.12 and 2.13(e),
                                                  -------------     -------
being called the "Tranche F Loan Repayment Amount") equal to the amount set
                  -------------------------------
forth below for such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment:

               Date                                         Amount
               ----                                         ------

               June 30, 2000                            $  3,000,000
               December 31, 2000                           3,000,000
               June 30, 2001                               3,000,000
               December 31, 2001                           3,000,000
               June 30, 2002                               3,000,000
               December 31, 2002                           3,000,000
               June 30, 2003                               3,000,000
               December 31, 2003                           3,000,000
               June 30, 2004                               3,000,000
               December 31, 2004                           3,000,000
               June 30, 2005                             272,500,000
               Tranche F Maturity Date
                 (December 31, 2005)                     272,500,000

On each Tranche F Loan Repayment Date, the Administrative Agent shall apply the Tranche F Loan Repayment Amount paid to the Administrative Agent to pay the Tranche F Term Loans in accordance with Section 2.19(a).
                                        ---------------

     (b) To the extent not previously paid, (i) all Tranche C Loans shall be due and payable on the Tranche C Maturity Date, (ii) all Tranche D Loans shall be due and payable on the Tranche D Maturity Date, (iii) all Tranche E Loans shall be due and payable on the Tranche E Maturity Date and (iv) all Tranche F Loans shall be due and payable on the Tranche F Maturity Date, in each case together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

     (c)  All repayments pursuant to this Section 2.11 shall be subject to
                                          ------------
Section 2.16, but shall otherwise be without premium or penalty.
------------

     SECTION 2.12. Optional Prepayments. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) delivered to the Administrative Agent (i) by 11:00 a.m., New York City time, at least three Business Days prior to the date designated for such prepayment, in the case of any prepayment of a Eurodollar Borrowing, or (ii) by 11:00 a.m., New York City time, on the date designated for such prepayment in the case of any prepayment of an ABR Borrowing; provided,
                                                                   --------
however, that each partial payment shall be in an amount that is an integral
-------
multiple of $1,000,000 and, in the case of a Eurodollar Borrowing, not less than $5,000,000 (or, in each case, the entire amount of the Borrowing being prepaid).

     (b) Optional prepayments of Term Loans made by the Borrower pursuant to paragraph (a) above shall be allocated among the Term Loans (and to the
-------------
remaining scheduled installments of principal with respect to any such Term Loans) in a manner determined at the discretion of the Borrower.

     (c) Optional prepayments of Revolving Loans and/or Revolving (Supplemental) Loans made by the Borrower pursuant to paragraph (a) above shall
                                                      -------------
be allocated pro rata among the Revolving Loans and the Revolving (Supplemental) Loans such that, after giving effect to such prepayment, the ratio obtained by dividing (w) the Revolving Credit Utilization by (x) aggregate Revolving Credit
--------
Commitments equals, as nearly as possible, the ratio obtained by dividing (y)
                                                                 --------
the Revolving (Supplemental) Loans by (z) the aggregate Revolving (Supplemental) Credit Commitments.

     (d)  Each notice of prepayment shall specify (i) the amount to be prepaid,
(ii) the prepayment date, (iii) the Class of Loans to be repaid and (iv) and the allocation of the amount specified pursuant to clause (i) among the Loans
                                               ----------
specified pursuant to clause (iii) (such allocation to comply with paragraph (c)
                      ------------                                 -------------
above, if applicable). Each notice of prepayment shall be irrevocable and shall commit the Borrower to prepay such obligations by the amount specified therein on the date specified therein. All prepayments pursuant to this Section 2.12
                                                                 ------------
shall be subject to Section 2.16, but shall otherwise be without premium or
                    ------------
penalty.

     (e) No optional prepayment of Term Loans made by the Borrower pursuant to this Section 2.12 shall reduce the Borrower's obligation to make mandatory
     ------------
prepayments pursuant to Section 2.13(b), (c) or (d).
                        ---------------  ---    ---

     SECTION 2.13. Mandatory Prepayments. (a) On the date of any termination or reduction of the Revolving Credit Commitments pursuant to Section 2.09, the
                                                             ------------
Borrower shall pay or prepay so much of the then-outstanding Swingline Loans and the then-outstanding Revolving Credit Borrowings as shall be necessary in order that the aggregate principal amount of the Swingline Loans and Revolving Loans outstanding at such time will not exceed the aggregate Revolving Credit Commitments (after giving effect to such termination or reduction and after giving effect to each deemed reduction to the Revolving Credit Commitments in connection with the making of a Swingline Loan) minus the aggregate LC Exposure
                                                -----
at such time. On the date of any termination or reduction of the Revolving (Supplemental) Credit Commitments pursuant to Section 2.09, the Borrower shall
                                              ------------
pay or prepay so much of the then-outstanding Revolving (Supplemental) Credit Borrowings as shall be necessary in order that the aggregate principal amount of the Revolving (Supplemental) Loans outstanding at such time will not exceed the aggregate Revolving (Supplemental) Credit Commitments (after giving effect to such termination or reduction).

     (b) With respect to any Asset Sale, the Borrower shall apply not later than the third Business Day following the determination of the amount of Net Cash Proceeds received in respect thereof (but in no event later than 60 days (or 270 days in the event of a casualty or condemnation) after the initial receipt by the Borrower or any Subsidiary of such Net Cash Proceeds) an amount equal to 100% of the Net Cash Proceeds received therefrom to prepay outstanding Loans and Swingline Loans in accordance with Section 2.13(e); provided, however,
                                             ---------------  --------  -------
that the Borrower may elect, by written notice to the Administrative Agent on or prior to the date any such prepayment would be required hereunder, to use up to $200,000,000 in the aggregate of such Net Cash Proceeds to redeem, repurchase or otherwise extinguish certain of its existing Indebtedness pursuant to Section 7.09(a)
                                                            ---------------
(provided that such redemption takes place within 45 days of such notice).
---------
Notwithstanding the foregoing sentence, the Borrower shall be entitled to retain, and apply in any manner not otherwise prohibited hereunder, up to $10,000,000, in the aggregate, of Net Cash Proceeds received from Assets Sales following the Restatement Date. In the event that the Cash Proceeds from any Asset Sale involving a condemnation or casualty exceed $100,000,000, the Borrower shall cause such Cash Proceeds to be deposited into an account under the exclusive dominion and control of the Administrative Agent until such time that such Cash Proceeds are (i) released to, or for the account of, the Borrower or any Subsidiary in respect of a permitted reinvestment or (ii) used to prepay outstanding Loans and Swingline Loans in accordance with Section 2.13(e).

     (c) No later than the earlier of (i) 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 2000, and (ii) the date on which the financial statements with respect to such period are delivered pursuant to Section 6.04(a), the Borrower shall prepay
                                 ---------------
outstanding Loans and Swingline Loans in accordance with Section 2.13(e) in an
                                                         ---------------
aggregate principal amount equal to 50% of the amount of such Excess Cash Flow that is in excess of $100,000,000 for the fiscal year then ended. The Lenders hereby acknowledge that no prepayment pursuant to this Section 2.13(c) is
                                                       ---------------
required for the fiscal year ending December 31, 1999.

     (d) In the event that the Borrower or any Subsidiary shall receive Net Cash Proceeds from the issuance or other disposition of Indebtedness for money borrowed of the Borrower or any Subsidiary (other than Indebtedness for money borrowed permitted pursuant to Section 7.01), the Borrower shall substantially
                               ------------
simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by the Borrower or any Subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Loans and Swingline Loans in accordance with Section 2.13(e).
                                                         ---------------

     (e)  Subject to Section 2.23, mandatory prepayments of outstanding
                     ------------
obligations under this Agreement made by the Borrower pursuant to paragraphs
                                                                  ----------
(b), (c) and (d) above first, shall be allocated pro rata among the then-
---  ---     ---       -----
outstanding Term Loans and, subject to paragraph (h) below, applied pro rata
                                       -------------
against the remaining scheduled installments of principal due in respect of such Term Loans under Section 2.11(a) and second, if the Term Loans shall have been
                 ---------------     ------
repaid in full, shall be applied pro rata to permanently reduce existing Revolving Credit Commitments and Revolving (Supplemental) Credit Commitments; provided, however, that the Borrower may elect, subject to the requirements of
--------  -------
Section 2.17, to apply up to $50,000,000 of Excess Cash Flow to the prepayment of Term Loans or SLP Term Loans without regard to this paragraph (e) (i.e., the
                                                       -------------  ----
Borrower may select the Class or Classes of Term Loans or SLP Term Loans to receive such prepayment and the allocation of such amount to the amortization of the Term Loans or SLP Term Loans within such Class or Classes).

     (f) The Borrower shall deliver to the Administrative Agent, (i) at the time of each prepayment by the Borrower required under paragraph (b), (c) or (d)
                                                       -------------  ---    ---
above, a certificate
signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) at least three Business Days prior to the time of each prepayment required under this Section
                                                                       -------
2.13, a notice of such prepayment. Each notice of prepayment shall specify the
----
prepayment date, the Class and Type of each Loan being prepaid and the principal amount of each Loan or Swingline Loan (or portion thereof) to be prepaid. All prepayments of Borrowings and Swingline Loans under this Section shall be subject to Section 2.16, but shall otherwise be without premium or penalty.
           ------------

     (g)  To the extent possible consistent with paragraph (e) above, amounts to
                                                 -------------
be applied pursuant to this Section 2.13 to the prepayment of Loans shall be
                            ------------
applied first to reduce outstanding ABR Loans. Any amounts remaining after each such application shall, at the option of the Borrower, be applied to prepay Eurodollar Loans immediately and/or shall be deposited in the Prepayment Account (as defined below). The Administrative Agent shall apply any cash deposited in the Prepayment Account (i) allocable to Term Loans to prepay Eurodollar Term Loans and (ii) allocable to Revolving Loans and Revolving (Supplemental) Loans to prepay Eurodollar Revolving Loans and Eurodollar (Supplemental) Revolving Loans, in each case on the last day of their respective Interest Periods (or, at the direction of the Borrower, on any earlier date) until all outstanding Term Loans, Revolving Loans or Revolving (Supplemental) Loans, as the case may be, have been prepaid or until all the allocable cash on deposit with respect to such Loans has been exhausted. For purposes of this Agreement, the term "Prepayment Account" shall mean an account established by the Borrower with the
 ------------------
Administrative Agent and over which the Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph (g). The Administrative Agent
                                    -------------
will, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in Permitted Investments that mature prior to the last day of the applicable Interest Periods of the Eurodollar Borrowings to be prepaid; provided, however, that (i) the Administrative Agent shall not be required to
--------  -------
make any investment that, in its sole judgment, would require or cause the Administrative Agent to be in, or would result in any, violation of any law, statute, rule or regulation and (ii) the Administrative Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indemnify the Administrative Agent for any losses relating to the investments so that the amount available to prepay Eurodollar Borrowings on the last day of the applicable Interest Period is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans has been accelerated pursuant to Article VIII, the
                                                           ------------
Administrative Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations. The Borrower hereby grants to the Administrative Agent, for its benefit and the benefit of the Facing Agent, the Swingline Lender and the Lenders, a security interest in the Prepayment Account to secure the Obligations.

     (h)  Notwithstanding the requirements of paragraph (e) above and provided
                                              -------------
that no Default or Event of Default shall have occurred and be continuing, with respect to the amount of any mandatory prepayment required under this Agreement that is allocated to the then-outstanding Term Loans (such amounts, the "Prepayment Amount"), the Borrower may, not less than 10 nor more than 20
 ------------------
Business Days prior to the date specified therein for such prepayment (the "Mandatory Prepayment Date"), provide to each Lender a written notice (each, a
 -------------------------
"Prepayment Option Notice"), which shall refer to this Section 2.13(h) and shall
 ------------------------                              ---------------
(i) set forth the Prepayment Amount and the portion thereof that the applicable Lender (each, a "Prepayment Lender") will be entitled to receive if it accepts
                 -----------------
such mandatory prepayment in accordance with this paragraph (h), (ii) request
                                                  -------------
such Prepayment Lender to notify the Borrower and the Administrative Agent in writing no later than the Business Day prior to the Mandatory Prepayment Date of such Prepayment Lender's acceptance or rejection (in each case, in whole and not in part) of its share of the Prepayment Amount and (iii) inform such Prepayment Lender that failure by such Prepayment Lender to accept in writing its share of the Prepayment Amount on or before the Business Day prior to the Mandatory Prepayment Date shall be deemed a rejection of such amount. On the Mandatory Prepayment Date, the Borrower shall apply the aggregate amount necessary to prepay that portion of the Prepayment Amount in respect of which such Prepayment Lenders have accepted prepayment as described above (such Prepayment Lenders, the "Accepting Lenders") pro rata against the remaining installments of
     -----------------
principal due in respect of the Term Loans of the Accepting Lenders under
Section 2.11(a).  The Borrower shall apply any remaining portion of the
---------------
Prepayment Amount to the repayment of Indebtedness maturing prior to the Tranche F Maturity Date. In the event that any provision of this Section 2.13 requires
                                                          ------------
prepayment of the Term Loans prior to the selected Mandatory Prepayment Date, the Borrower shall deposit the entire amount of the Prepayment Amount into an account under the exclusive control and dominion of the Administrative Agent.

     SECTION 2.14. Reserve Requirements; Change in Circumstances; Increased Costs. (a) Notwithstanding any other provision herein, if after the Restatement Date any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender, the Swingline Lender or the Facing Agent of the principal of or interest on any Eurodollar Loan made by such Lender or any Letter of Credit obligations, Fees or other amounts payable hereunder (other than changes in respect of income and franchise taxes imposed on such Lender, the Swingline Lender or the Facing Agent by the jurisdiction in which such Lender, the Swingline Lender or the Facing Agent is organized or has its principal or lending office or by any political subdivision or taxing authority thereof or therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender, the Swingline Lender or the Facing Agent (except any such reserve requirement that is reflected in the Adjusted LIBO Rate or in the Alternate Base Rate) or shall impose on such Lender, the Swingline Lender or the Facing Agent or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender, the Swingline Lender or the Facing Agent hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender, the Swingline Lender or the Facing Agent to be material, then the Borrower will pay to such Lender, the Swingline Lender or the Facing Agent following receipt by the Borrower of a certificate of such Lender, the Swingline Lender or the Facing Agent to such effect in accordance with Section 2.14(c) such additional amount or amounts as
                          ---------------
will compensate such Lender, the Swingline Lender or the Facing Agent on an after-tax basis for such additional costs incurred or reduction suffered; provided, however, that none of any Lender, the Swingline Lender or the Facing
--------  -------
Agent shall be entitled to demand compensation pursuant to this paragraph (a) if
                                                                -------------
it shall not be the general practice of such Lender, the Swingline Lender or the Facing Agent, as applicable, to demand such compensation in similar circumstances under comparable provisions of other comparable credit agreements.

     (b) If any Lender, the Swingline Lender or the Facing Agent shall have determined that the adoption after the Restatement Date of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender), the Swingline Lender or the Facing Agent or any Lender's, the Swingline Lender's or the Facing Agent's holding company, if any, with any request or directive regarding capital adequacy issued under any law, rule, regulation or guideline (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's, the Swingline Lender's or the Facing Agent's capital or on the capital of such Lender's, the Swingline Lender's or the Facing Agent's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender, the Swingline Loans made by the Swingline Lender or the Letters of Credit issued by the Facing Agent pursuant hereto to a level below that which such Lender, the Swingline Lender or the Facing Agent or such Lender's, the Swingline Lender's or the Facing Agent's holding company, if any, could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's, the Swingline Lender's or the Facing Agent's policies and the policies of such Lender's, the Swingline Lender's or the Facing Agent's holding company, if any, with respect to capital adequacy) by an amount deemed by such Lender, the Swingline Lender or the Facing Agent to be material, then from time to time the Borrower shall pay to such Lender, the Swingline Lender or the Facing Agent following receipt by the Borrower of a certificate of such Lender, the Swingline Lender or the Facing Agent to such effect in accordance with Section 2.14(c) such additional amount or amounts as will
                ---------------
compensate such Lender, the Swingline Lender or the Facing Agent or such Lender's, the Swingline Lender's or the Facing Agent's holding company, if any, on an after-tax basis for any such reduction suffered; provided, however, that
                                                       --------  -------
none of any Lender, the Swingline Lender or the Facing Agent shall be entitled to demand compensation pursuant to this paragraph (b) if it shall not be the
                                        -------------
general practice of such Lender, the Swingline Lender or the Facing Agent, as applicable, to demand such compensation in similar circumstances under comparable provisions of other comparable credit agreements.

     (c) A certificate of each Lender, the Swingline Lender or the Facing Agent setting forth such amount or amounts as shall be necessary to compensate such Lender, the Swingline Lender or the Facing Agent or its holding company, if any, as specified in paragraph (a) or (b) above, as the case may be, and setting
                -------------    ---
forth in reasonable detail an explanation of the basis of requesting such compensation in accordance with paragraph (a) or (b) above, including
                                -------------    ---
calculations in reasonable detail, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender, the Swingline Lender or the Facing Agent the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

     (d) Failure on the part of any Lender, the Swingline Lender or the Facing Agent to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's, the Swingline Lender's or the Facing Agent's right to demand compensation with respect to such period or any other period, except that none of any Lender, the Swingline Lender or the Facing Agent shall be entitled to compensation under this Section 2.14 for any
                                                          ------------
costs incurred or reduction suffered with respect to any date unless such Lender, the Swingline Lender or the Facing Agent, as applicable, shall have notified the Borrower that it will demand compensation for such costs or reductions under paragraph (c) above, not more than six months after the later
                 -------------
of (i) such date and (ii) the date on which such Lender, the Swingline Lender or the Facing Agent, as applicable, shall have become aware of such costs or reductions. The protection of this Section 2.14 shall be available to each
                                    ------------
Lender, the Swingline Lender or the Facing Agent regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition that shall have occurred or been imposed.

     SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision herein, if after the Restatement Date any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent, such Lender may:

          (i) declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and

          (ii) require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.
                           -------------

In the event any Lender shall exercise its rights under clause (i) or (ii)
                                                        ----------    ----
above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

     (b)  For purposes of this Section 2.15, a notice to the Borrower by any
                               ------------
Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases, such notice shall be effective on the date of receipt by the Borrower.

     SECTION 2.16. Indemnity. The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur with respect to Eurodollar Loans as a consequence of (a) any failure by the Borrower to fulfill on the date of any Borrowing hereunder the applicable conditions set forth in
Article V, (b) any failure by the Borrower to borrow or to refinance, convert or
---------
continue any Loan hereunder after irrevocable notice of such borrowing, refinancing, conversion or continuation has been given pursuant to Section 2.03
                                                                   ------------
or 2.10, (c) any payment, prepayment or conversion of a Eurodollar Loan required
   ----
or permitted by any other provision of this Agreement or otherwise, or any assignment of a Eurodollar Loan required by Section 2.21(b), in each case made
                                            ---------------
or deemed made on a date other than the last day of the Interest Period applicable thereto or (d) any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, whether at scheduled maturity, by acceleration, irrevocable notice of prepayment or otherwise), including, in each such case, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall be equal to the sum of (a) such Lender's actual costs and expenses incurred (other than any lost profits) in connection with, or by reason of, any of the foregoing events and (b) an amount equal to the excess, if any, as reasonably determined by such Lender of (i) its cost of obtaining the funds for the Loan being paid, prepaid, converted or not borrowed, converted or continued (assumed to be the Adjusted LIBO Rate applicable thereto) for the period from and including the date of such payment, prepayment, conversion or failure to borrow, convert or continue to but excluding the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period for such Loan that would have commenced on the date of such failure) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid, converted or not borrowed, converted or continued for such period or Interest Period, as the case may be. A certificate of any Lender setting forth any amount or amounts, including calculations in reasonable detail, that such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and
                         ------------
shall be conclusive absent manifest error.

     SECTION 2.17.  Pro Rata Treatment.  Except as required under Section 2.15
                                                                  ------------
or permitted under Section 2.13(h), each Borrowing, each payment or prepayment
                   ---------------
of principal
of any Borrowing, each payment of interest on the Loans, each payment of the Commitment Fees, each payment of the LC Participation Fees, each reduction of the Commitments and each refinancing of any Borrowing with, conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their applicable Commitments (provided that (x) in the case of the Tranche C Loans, Tranche D
             --------
Loans or Tranche E Loans or (y) in the event that such Commitments shall have expired or been terminated, such pro rata allocation shall be based on the respective principal amounts of the outstanding Loans). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing, computed in accordance with Section 2.01, to the next higher or
                                            ------------
lower whole dollar amount.

     SECTION 2.18. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against any Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan or Loans or LC Exposure as a result of which the unpaid principal portion of its Loans or its LC Exposure shall be proportionately less than the unpaid principal portion of the Loans of any other Lender or any other Lender's LC Exposure, such Lender shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender or the LC Exposure of such other Lender, so that the aggregate unpaid principal amount of the Loans, LC Exposure and participations in Loans and LC Exposure held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans and LC Exposure then outstanding as the principal amount of such Lender's Loans and LC Exposure prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans and LC Exposure outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall
--------  -------
be made pursuant to this Section 2.18 and the payment giving rise thereto shall
                         ------------
thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Loan or LC Exposure deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Loan Parties to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

     SECTION 2.19. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Loan or Swingline Loan or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 noon, New York City time, on the date when due in immediately available dollars, without defense, setoff or counterclaim. Each such payment (other than (i) the payments specified in Sections 2.05(c)(ii) and (iii) and paragraph (d) of
                      --------------------     -----     -------------
Article III, which shall be paid directly to
-----------
to the Facing Agent, and (ii) principal of and interest on Swingline Loans, which shall be paid directly to the Swingline Lender) shall be made to such account of the Administrative Agent as the Administrative Agent shall specify by notice to the Borrower. Payments made directly to the Facing Agent shall be made to such account of the Facing Agent as the Facing Agent shall specify by notice to the Borrower. Payments made directly to the Swingline Lender shall be made to such account of the Swingline Lender as the Swingline Lender shall specify by notice to the Borrower. Any payments received by the Administrative Agent, the Facing Agent or the Swingline Lender after the specified time for receipt of such payment on any day shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute to the applicable Lenders all payments received by the Administrative Agent for their respective accounts, promptly following receipt thereof.

     (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

     SECTION 2.20. Taxes. (a) Any and all payments by the Loan Parties hereunder shall be made, in accordance with Section 2.19, free and clear of and
                                            ------------
without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of the Administrative Agent, the
---------
Facing Agent or the Swingline Lender or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity being called a "Transferee")) and franchise taxes imposed on the Administrative Agent, the
   ----------
Facing Agent or the Swingline Lender or any Lender (or Transferee) by the United States or any jurisdiction under the laws of which the Administrative Agent, the Facing Agent, the Swingline Lender or any such Lender (or Transferee) is organized or in which the Administrative Agent, the Facing Agent, the Swingline Lender or any such Lender (or Transferee) has its principal office or lending office or any political subdivision or taxing authority thereof or therein (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes are
                                              -----
required to be deducted from or in respect of any sum payable hereunder to any Lender (or any Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent, (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.20) such Lender (or Transferee),
                                   ------------
the Administrative Agent, the Swingline Lender or the Facing Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law; provided, however, that no Transferee of any Lender shall be entitled to receive
--------  -------
any greater payment under this paragraph (a) than such Lender would have been
                               -------------
entitled to receive with respect to the rights assigned, participated or otherwise transferred unless (x) such assignment, participation or transfer shall have been made at a time when the circumstances (including a Change of Law) giving rise to such greater payment did not exist or had not yet occurred or (y) such assignment, participation or transfer shall have been at the request of the Borrower.

     (b) The Borrower agrees to pay any current or future stamp, intangible or documentary taxes or any other excise or property taxes, charges or similar levies (including, without limitation, mortgage recording taxes and similar fees) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment and Acceptance entered into at the request of the Borrower or any other Loan Document (hereinafter referred to as "Other Taxes").
                                      -----------

     (c) The Borrower will indemnify each Lender (or Transferee), the Administrative Agent, the Swingline Lender and the Facing Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes on amounts payable under this Section 2.20) paid by such Lender (or Transferee), the
                   ------------
Administrative Agent, the Swingline Lender or the Facing Agent, as the case may be, and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent, as the case may be, makes written demand therefor (which demand shall identify the nature and amount of Taxes and Other Taxes for which indemnification is being sought and shall include a copy of the relevant portion of any written assessment from the relevant taxing authority demanding payment of such Taxes or Other Taxes, unless the Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent, as the case may be, determines, in its sole discretion, that such portion of any such assessment is confidential). If a Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent shall become aware that it is entitled to receive a refund in respect of Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this Section
                                                                     -------
2.20, it shall promptly notify the Borrower of the availability of such refund
----
and shall, within 30 days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this Section 2.20, it shall promptly notify the
                              ------------
Borrower of such refund and shall, within 30 days of receipt, repay such refund (to the extent of amounts that have been paid by the Borrower under this Section
                                                                         -------
2.20 with respect to such refund and not previously reimbursed) to the Borrower,
----
net of all reasonable out-of-pocket expenses of such Lender, the Administrative Agent, the Swingline Lender or the Facing Agent and without interest (other than the interest, if any, included in such refund net of any Taxes payable with respect to receipt of such refund), provided that the Borrower, upon the request
                                    --------
of such Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent, agrees to return such refund (plus penalties, interest or
                                                   ----
other charges) to such Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent in the event such Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent is required to repay such refund.

     (d) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent, the Borrower will furnish to the Administrative Agent, at the addresses referred to in Section 10.01, the original or a certified copy of a receipt evidencing
      -------------
payment thereof or other evidence reasonably satisfactory to such Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent, as the case may be.

     (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.20 shall
                                                         ------------
survive the payment in full of the principal of and interest on all Loans made hereunder.

     (f) Each of the Administrative Agent, the Facing Agent, the Swingline Lender and any Lender (or Transferee) that is not incorporated or otherwise formed under the laws of the United States of America or a state thereof (a "Non-U.S. Person") agrees that it shall on the date it becomes a Lender (or
 ---------------
Transferee), the Administrative Agent, the Facing Agent or Swingline Lender hereunder, deliver to the Borrower and the Administrative Agent (i) one duly completed copy of United States Internal Revenue Service Form 1001 or 4224 (or replacement or successor forms thereto), or (ii) in the case of Lenders (or Transferees) exempt from United States Federal withholding tax pursuant to Sections 871(h) or 881(c) of the Code, one duly completed copy of a United States Internal Revenue Service Form W-8 (or successor form) (including Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) and Form W-8ECI (Certificate of Foreign Person's Claim for Exemption From Withholding or Income Effectively Connected with the Conduct of a Trade or Business in the United States)) and a certificate representing that such Non-U.S. Person is not a bank for purposes of Section 881(c) of the Code, or any successor applicable form of any thereof, certifying in each case that such Lender (or Transferee), the Administrative Agent, the Facing Agent or the Swingline Lender is entitled to receive payments hereunder payable to it without deduction or withholding of any United States Federal income taxes, or subject to a reduced rate thereof. Each of the Administrative Agent, the Facing Agent or the Swingline Lender or any Lender (or Transferee) that delivers to the Borrower and the Administrative Agent any such form or certification further undertakes to deliver to the Borrower and the Administrative Agent further copies of any such form or certification or other manner of certification reasonably satisfactory to the Borrower on or before the date that any such form or certification expires or becomes obsolete or of the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Borrower or the Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrower or the Administrative Agent, certifying that the Administrative Agent, Facing Agent, Swingline Lender or such Lender (or Transferee), as the case may be, is entitled to receive payments hereunder without deduction or withholding of any United States Federal income taxes, or subject to a reduced rate thereof. If at any time there has occurred, on or prior to the date on which any delivery of any such form or certification would otherwise be required, any change in law, rule, regulation, treaty, convention or directive, or any change in the interpretation or application of any thereof ("Change of Law"), that renders all such forms or
                                -------------
certification inapplicable or
which would prevent the Administrative Agent, Facing Agent, Swingline Lender or such Lender (or Transferee), as the case may be, from duly completing and delivering any such form or certification with respect to it, the Administrative Agent, Facing Agent, Swingline Lender or such Lender (or Transferee), as the case may be, shall advise the Borrower that under applicable law it shall be subject to withholding of United States Federal income tax at the full statutory rate, a reduced rate of withholding or without deduction or withholding. A Non-U.S. Person shall be required to furnish any such form or certification only if it is entitled to claim an exemption from, or a reduced rate, of withholding. Each of the Administrative Agent, the Facing Agent, the Swingline Lender and any Lender that is a Non-U.S. Person and that is a party hereto as of the Restatement Date hereby represents and warrants that, as of the Restatement Date, all payments made to it hereunder are exempt from withholding of United States Federal income taxes (i) because such payments are effectively connected with a United States trade or business conducted by such Non-U.S. Person; (ii) pursuant to the terms of an income tax treaty between the United States and such Non-U.S. Person's country of residence; or (iii) because such payments are portfolio interest exempt pursuant to Section 871(h) or 881(c) of the Code. Notwithstanding any provision of paragraph (a) above to the contrary, the
                                 -------------
Borrower shall not have any obligation to pay any Taxes or Other Taxes or to indemnify any Lender (or Transferee), the Administrative Agent, the Swingline Lender or the Facing Agent for such Taxes or Other Taxes pursuant to this
Section 2.20 to the extent that such Taxes or Other Taxes result from (i) the
------------
failure of any Lender (or Transferee), the Administrative Agent, the Facing Agent or the Swingline Bank to comply with its obligations pursuant to this paragraph (f) or (ii) any representation made on any such form or certification
-------------
(or successor applicable form or certification) by the Lender (or Transferee), the Administrative Agent, the Facing Agent, or the Swingline Lender incurring such Taxes or Other Taxes proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made. Nothing contained herein shall require the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender (or Transferee) to make its tax returns (or any other information relating to its taxes which it deems confidential) available to the Borrower or any other person.

     SECTION 2.21. Duty to Mitigate; Assignment of Commitments under Certain Circumstances. (a) Any of the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender (or Transferee) claiming any additional amounts payable pursuant to Section 2.14 or Section 2.20 or exercising its rights under
                    ------------    ------------
Section 2.15 shall use reasonable efforts (consistent with legal and regulatory
------------
restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such filing or change would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Lender (or Transferee), the Administrative Agent, the Facing Agent or the Swingline Lender, as the case may be, require it to incur additional costs or be otherwise disadvantageous to such Lender (or Transferee), the Administrative Agent, the Facing Agent or the Swingline Lender.

     (b) In the event that any Lender shall have delivered a notice or certificate pursuant to Section 2.14 or 2.15, or the Borrower shall be required
                        ------------    ----
to make additional payments to any

Lender under Section 2.20, the Borrower shall have the right, but not the
             ------------
obligation, at its own expense (including with respect to the processing and recordation fee referred to in Section 10.04(b)), upon notice to such Lender
                               ----------------
and the Administrative Agent, to replace such Lender with an assignee (in accordance with and subject to the restrictions contained in Section 10.04(b))
                                                             ----------------
approved by the Administrative Agent (which approval shall not be unreasonably withheld), and such Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section
                                                                 -------
10.04(b)) all its interests, rights and obligations under this Agreement to such
---------
assignee; provided, however, that no Lender shall be obligated to make any such
          --------  -------
assignment unless (i) such assignment shall not conflict with any law or any rule, regulation or order of any Governmental Authority, (ii) such assignee shall pay to the affected Lender in immediately available funds on the date of such assignment the principal of the Loans made by such Lender hereunder and
(iii) the Borrower shall pay to the affected Lender in immediately available funds on the date of such assignment the interest accrued to the date of payment on the Loans made by such Lender hereunder and all other amounts accrued for such Lender's account or owed to it hereunder.

     (c) If, in connection with any proposed amendment, modification, change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by Section 10.08(b)(i) or (ii), the consent of the Required Lenders
                -------------------    ----
is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, but not the obligation, at its own expense (including with respect to the processing and recordation fee referred to in Section 10.04(b)) upon notice to such Lender and
                               ----------------
the Administrative Agent, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Loans, to replace only the respective Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with an assignee (in accordance with and subject to the restrictions contained in
Section 10.04(b)) approved by the Administrative Agent (which approval shall not
----------------
be unreasonably withheld) so long as at the time of such replacement, each such assignee consents to the proposed amendment, modification, change, waiver, discharge or termination; provided, however, that no Lender shall be obligated
                          --------  -------
to make any such assignment unless (i) such assignment shall not conflict with any law or any rule, regulation or order of any Governmental Authority, (ii) such assignee shall pay to the non-consenting Lender in immediately available funds on the date of such assignment the principal of the Loans made by such Lender hereunder and subject to such assignment and (iii) the Borrower shall pay to the non-consenting Lender in immediately available funds on the date of such assignment the interest accrued to the date of payment on the Loans made by such Lender hereunder and subject to such assignment and all other amounts accrued for such Lender's account or owed to it hereunder with respect to such Loans.

     SECTION 2.22. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees from time to time during the Revolving Credit Availability Period to make Swingline Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) $25,000,000 and (ii) the difference between (x) the aggregate Revolving Credit Commitments at such time and (y) the sum of (A) the aggregate principal amount of Revolving Loans outstanding at such time and (B) the LC Exposure at such time. Each Swingline Loan shall be in a principal amount that is an integral multiple of $250,000. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender by 3:00 p.m. on the date such Swingline Loan is requested to be made pursuant to paragraph (b) below. Within the limits set forth in the first
                 -------------
sentence of this paragraph (a), the Borrower borrow, pay or prepay and reborrow
                 -------------
Swingline Loans.

     (b) The Borrower shall give the Administrative Agent telephonic, written or telecopy notice (in the case of telephonic notice, such notice shall be promptly confirmed by telecopy) not later than 11:00 a.m., New York City time, on the day of a proposed borrowing. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested date (which shall be a Business Day) and amount of such Swingline Loan. The Administrative Agent shall promptly advise the Swingline Lender of any notice received from the Borrower pursuant to this paragraph (b).
                                                                 -------------

     (c) The Swingline Lender may by written or telecopy notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to purchase all or any portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans to be purchased and the Administrative Agent shall promptly upon receipt of such notice give notice to each Revolving Lender, specifying in such notice such Revolving Lender's Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender shall pay to the Administrative Agent, not later than 2:00 p.m., New York City time, on the date of such notice, such Revolving Lender's Applicable Percentage of the principal amount of such Swingline Loan or Swingline Loans. Each such payment shall for all purposes hereunder be deemed to be an ABR Revolving Loan (it being understood that (i) each Revolving Lender's obligation to make such payment is absolute and unconditional and shall not be affected by any event or circumstance whatsoever, including the occurrence of any Default or Event of Default hereunder or the failure of any condition precedent set forth in Article V to be satisfied, and
                                                ---------
(ii) each such payment shall be made without any offset, abatement, withholding or reduction whatsoever). The Administrative Agent shall promptly advise the Borrower of any notice received from the Swingline Lender pursuant to this paragraph (c).
-------------

     (d) The Borrower may prepay any Swingline Loan in whole or in part at any time without premium or penalty, provided that the Borrower shall have given the
                                 --------
Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) of such prepayment not later than 11:00 a.m., New York City time, on the Business Day designated by the Borrower for such prepayment.

     SECTION 2.23. Pro Rata Treatment of Loans and SLP Loans. Notwithstanding any other provision herein, any funds to be used to prepay Loans or reduce Commitments pursuant to Section 2.13(b), (c) or (d) shall be allocated pro rata
                        ---------------  ---    ---
between (a) the Term Loans
and Commitments, on the one hand, and (b) and SLP Loans and commitments in respect thereof, on the other hand, based upon the aggregate outstanding amount of (i) the Loans, LC Exposure and unused Commitments, on the one hand, and (ii) the SLP Loans, letter of credit exposure and unused commitments under the SLP Credit Agreement, on the other hand, on the date of prepayment; provided,
                                                                --------
however, that (i) any Asset Sale of Collateral or Stone-SLP Collateral shall not
-------
be subject to such pro rata allocation and (ii) any such allocation shall be subject to the proviso contained in Section 2.13(e). The pro rata amount
                                    ---------------
allocated to Loans in accordance with this Section 2.23 shall be applied
                                           ------------
as otherwise required by this Agreement.

                                  ARTICLE III

                               Letters of Credit

     Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Facing Agent, at any time and from time to time during the Revolving Credit Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Facing Agent relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Each Letter of Credit is subject to the following terms and conditions:

     (a) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Facing Agent) to the Facing Agent and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (b) of this Article III), the amount of such
                         -------------         -----------
Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Facing Agent, the Borrower also shall submit a letter of credit application on the Facing Agent's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $100,000,000 and (ii) the Revolving Credit Utilization shall not exceed the aggregate Revolving Credit Commitments.

     (b) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earliest of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is 30 days prior to the Revolving Maturity Date.

     (c) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Facing Agent or the Lenders, the Facing Agent hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Facing Agent, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In addition, the Facing Agent hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Facing Agent, a participation in each Existing Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Existing Letter of Credit, effective the Restatement Date. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Facing Agent, such Lender's Applicable Percentage of each LC Disbursement made by the Facing Agent and not reimbursed by the Borrower on the date due as provided in paragraph (d) of this Article III, or of any
                        -------------         -----------
reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph (c) in respect of Letters of Credit is
                                -------------
absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (d) Reimbursement. If the Facing Agent shall pay any draft presented under a Letter of Credit, the Borrower shall pay to the Facing Agent an amount equal to the amount of such draft not later than two hours after the Borrower shall have received notice from the Facing Agent that payment of such draft will be made or, if the Borrower shall have received such notice later than 10:00 a.m., New York City time, on any Business Day, not later than 10:00 a.m., New York City time, on the immediately following Business Day, provided that the
                                                           --------
Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR
                   ------------
Revolving Borrowing (or failing such request, such LC Disbursement may be financed as an ABR Revolving Borrowing pursuant to Section 2.02(f)) in an
                                                   ---------------
equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Lender,
                      ---------------
and the Administrative Agent shall promptly pay to the Facing Agent the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph (d), the Administrative Agent shall distribute such payment to the
-------------
Facing Agent or, to the extent that Revolving Lenders have made payments pursuant to this paragraph (d) to reimburse the Facing Agent, then to such
                 -------------
Lenders and the Facing Agent as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph (d) to reimburse the Facing Agent
                                    -------------
for any LC Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

     (e) Obligations Absolute. The Borrower's obligation to repay the Facing Agent for LC Disbursements made by the Facing Agent under the outstanding Letters of Credit for the account of the Borrower shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of:

          (i)    any lack of validity or enforceability of any Letter of Credit;

          (ii) the existence of any claim, setoff, defense or other right that the Borrower or any other Person may at any time have against the beneficiary under any Letter of Credit, the Facing Agent, the Administrative Agent, any Lender or any other Person (other than the defense of payment in accordance with the terms of this Agreement or a defense based on the gross negligence or wilful misconduct of the Facing Agent) in connection with this Agreement or any other agreement or transaction;

          (iii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, provided that payment by the Facing Agent under such Letter of Credit against presentation of such draft or document shall not have constituted gross negligence or wilful misconduct of the Facing Agent;

          (iv) payment by the Facing Agent under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or wilful misconduct of the Facing Agent; and

          (v) any other circumstance or event whatsoever, whether or not similar to any of the foregoing, provided that such circumstance or event shall not have been the result of gross negligence or wilful misconduct of the Facing Agent.

     It is understood that in making any payment under a Letter of Credit (i) the Facing Agent's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and (ii) any noncompliance in any immaterial respect of the documents presented under a Letter of Credit with the terms thereof shall, in each case, not be deemed wilful misconduct or gross negligence of the Facing Agent.

     (f) Disbursement Procedures. The Facing Agent shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Facing Agent shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Facing Agent has made or will make a LC Disbursement thereunder, provided that any failure to give or delay in giving
                         --------
such notice shall not relieve the Borrower of its obligation to reimburse the Facing Agent and the Revolving Lenders with respect to any such LC Disbursement.

     (g) Interim Interest. If the Facing Agent shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans, provided that, if the
                                                           --------
Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph
                                                                      ---------
(d) of this Article III, then Section 2.07 shall apply.  Interest accrued
---         -----------       ------------
pursuant to this paragraph (g) shall be for the account of the Facing Agent,
                 -------------
except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (d) of this Article III to reimburse the Facing
                   -------------         -----------
Agent shall be for the account of such Lender to the extent of such payment.

     (h) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph (h), the Borrower shall deposit in an account with
                 -------------
the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid fees and interest thereon, provided that the
     ----                                                   --------
obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in paragraph (g) or (h) of Article VIII. Each
                                     -------------    ---    ------------
such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Facing Agent for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

     (i) Replacement of the Facing Agent. The Facing Agent may be replaced at any time by written agreement among the Borrower, each Agent, the Administrative Agent, the replaced Facing Agent and the successor Facing Agent. The Administrative Agent shall notify the Lenders of any such replacement of the Facing Agent. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Facing Agent pursuant to Section 2.05(c). From and after the effective date of
                         ---------------
any such replacement, (i) the successor Facing Agent shall have all the rights and obligations of the Facing Agent under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Facing Agent" shall be deemed to refer to such successor or to any previous Facing Agent, or to such successor and all previous Facing Agents, as the context shall require. After the replacement of a Facing Agent hereunder, the replaced Facing Agent shall remain a party hereto and shall continue to have all the rights and obligations of a Facing Agent under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

     (j) Additional Facing Agents. The Borrower may, at any time and from time to time with the consent of the Agents (which consent shall not be unreasonably withheld) and such Lender, designate one or more additional Lenders to act as a Facing Agent under the terms of this Agreement. Any Lender designated as a Facing Agent pursuant to this paragraph (j) of Article III shall be deemed to be the "Facing Agent" (in addition to being a Lender) in respect of Letters of Credit (including Existing Letters of Credit) issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the Facing Agent and such Lender.

     (k) Existing Letters of Credit. The Borrower, the Facing Agent and the Lenders acknowledge the issuance of the Existing Letters of Credit which are outstanding on the Restatement Date in accordance with the terms of the Existing Credit Agreement and agree that such Existing Letters of Credit shall continue to be outstanding as Letters of Credit pursuant to the terms and conditions of this Agreement and the other Loan Documents.


                                   ARTICLE IV

                         Representations and Warranties

     The Borrower represents and warrants to each of the Lenders, the Agents, the Administrative Agent, the Facing Agent and the Swingline Lender that:

     SECTION 4.01. Organization; Powers. Each of the Loan Parties (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (c) is qualified to do business in every jurisdiction where such qualification is required by the nature of its business, the character and location of its property, business or customers, or the ownership or leasing of its properties, except for such jurisdictions in which the failure so to qualify, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

     SECTION 4.02. Authorization. The execution, delivery and performance by each of the Loan Parties of each of the Loan Documents to which it is a party, the Borrowings hereunder, the issuance of the Letters of Credit, the use of the proceeds of the Loans, the Swingline Loans and the Letters of Credit, the creation of the security interests contemplated by the Security Documents, the transactions contemplated hereby and the other transactions contemplated by the Loan Documents (all the foregoing, collectively, the "Transactions") (a) have
                                                      ------------
been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, other than any law, statute, rule or regulation the violation of which could not reasonably be expected to result in a Material Adverse Effect, or of the certificate of incorporation or other constitutive documents or by-laws of any Loan Party or any of their respective Subsidiaries, (B) any order of any Governmental Authority or (C) any provision of any indenture or other material agreement or other material instrument to which any Loan Party or any of their respective Subsidiaries is a party or by which any of them or any of their property is or may be bound, (ii) constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien (other than any Lien created hereunder or under the Security Documents) upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party or any of their respective Subsidiaries.

     SECTION 4.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document when executed and delivered by the Borrower and each Loan Party thereto will constitute, a legal, valid and binding obligation of the Borrower and the Loan Parties, as applicable, enforceable against each of them in accordance with its terms (a) except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (b) subject to general principles of equity.

     SECTION 4.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) the filing of Uniform Commercial Code continuation statements, (b) recordation of amendments to the Mortgages reflecting, among other things, (i) the addition of the Tranche F Loans as additional Obligations and (ii) the extension of the final maturity of the Revolving Loans and Revolving (Supplemental) Loans, (c) such actions, consents, approvals, registrations and filings as have been made or obtained and are in full force and effect.

     SECTION 4.05. Financial Statements. The Borrower has delivered to the Lenders its audited financial statements for the fiscal year ended December 31, 1999, together with its annual report on Form 10-K filed with the Securities and Exchange Commission. All financial statements set forth or referred to in the materials specified in the preceding sentence were prepared in conformity with GAAP. All such financial statements fairly present the consolidated financial position of the Borrower and the Subsidiaries as at the date thereof and the consolidated results of operations and changes in financial position of the Borrower and the Subsidiaries for each of the periods covered thereby. Except as disclosed in such financial statements, neither the Borrower nor any of the Subsidiaries had, at the date of such financial statements or on the Restatement Date, as the case may be, any material contingent obligation, material contingent liability or material liability for taxes, long-term lease or unusual forward or long-term commitment or obligations to retired employees for medical or other employee benefits that is not reflected in the foregoing financial statements or the notes thereto.

     SECTION 4.06. No Material Adverse Change. There has been no material adverse change in the business, assets, operations, properties, prospects or condition (financial or otherwise) of the Borrower and its consolidated Subsidiaries, taken as a whole, since December 31, 1999.

     SECTION 4.07. Title to Properties; Possession Under Leases. (a) The Borrower and the Subsidiaries have good and marketable title to, or valid leasehold interests in, all its material properties and assets, except for minor defects in title that do not interfere in any material respect with its ability to conduct its business as currently conducted. All such title to, or leasehold interest in, material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 7.02 (none of which is superior to the
                                  ------------
Liens created hereunder or under the Security Documents) and Liens with respect to which BTCo, as Agent, has received on or prior to the Restatement Date duly executed releases and termination statements in connection therewith.

     (b) The Borrower and the Subsidiaries have complied with all obligations under all material leases to which it is a party and enjoys peaceful and undisturbed possession under all such material leases necessary in any material respect for the operation of their respective properties and assets.

     SECTION 4.08.  Subsidiaries.  Schedule 4.08 sets forth as of the
                                   -------------
Restatement Date a list of all the Subsidiaries of the Borrower, their jurisdiction of organization and the percentage ownership interest of each of them and any other Subsidiary therein. The capital stock of each of the Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and, except as set forth on Schedule 4.08, is owned free and clear of all Liens
                            -------------
other than nonconsensual Permitted Liens arising other than as a result of a voluntary act of the Borrower. No authorized but unissued treasury shares of capital stock of the Borrower or any such Subsidiary are subject to any option, warrant, right to call or commitment of any kind or character except as set forth on Schedule 4.08.
         --------------

     SECTION 4.09. Litigation; Compliance with Laws. (a) Except as set forth in Schedule 4.09, there are not any actions, suits or proceedings at law or in
   -------------
equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries or any business or property of any such Person that (i) involve any Loan Document or the Transactions or (ii) could reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

     (b) None of the Borrower or the Subsidiaries or any of their respective properties or assets is (i) in violation of, nor will the continued operation of their properties and assets as currently conducted violate, any law, rule, regulation, statute (including any zoning, building, environmental and safety law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Properties, where such violations could reasonably be expected to have a material adverse effect on the value, use or operation of any such Mortgaged Property or (ii) in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such defaults, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.10. Agreements. None of the Borrower or any of the Subsidiaries is in default under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.11. Federal Reserve Regulations. (a) None of the Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     (b) No part of the proceeds of any Letter of Credit or Loan has been used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose that entails a violation of, or is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

     SECTION 4.12. Investment Company Act; Public Utility Holding Company Act. None of the Borrower or any of the Subsidiaries (a) is an "investment company" as defined in, or is subject to regulation under, the Investment Company Act of 1940 or (b) is a "holding company" as defined in, or is subject to regulation under, the Public Utility Holding Company Act of 1935.

     SECTION 4.13. Tax Returns. Each of the Borrower and the Subsidiaries has filed or caused to be filed all Federal, foreign, state and local income and other material tax returns required to have been filed by it or with respect to it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it or with respect to it, except taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves in accordance with GAAP.

     SECTION 4.14. No Material Misstatements. The information provided by or on behalf of the Borrower and contained in the Confidential Information Memorandum (including all attachments and exhibits thereto), as supplemented, and as supplemented further by information heretofore provided in writing by or on behalf of the Borrower to the Lenders and any other materials, documents and information that the Borrower or any of its Affiliates may have furnished to the Lenders, was as of the date of such Confidential Information Memorandum, the dates otherwise specified therein or the dates upon which such information was provided, when taken as a whole, accurate in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, when taken as a whole, not materially misleading, provided that to the extent any such information therein was based upon or
--------
constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions, due and careful consideration and the information actually known to Responsible Officers of the Borrower at the time in the preparation of such information.

     SECTION 4.15. Employee Benefit Plans. Each of the Borrower and its respective ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No Reportable Event has occurred in respect of any Plan of the Borrower or any ERISA Affiliate. The present value of all actuarial accrued liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $25,000,000 the value of the assets of such Plan, and the present value of all actuarial accrued liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed by more than $25,000,000 the value of the assets of all such underfunded Plans. None of the Borrower or any ERISA Affiliate has incurred any Withdrawal Liability that could result in a Material Adverse Effect. None of the Borrower or any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA and no

Multiemployer Plan is reasonably expected to be in reorganization or to be terminated where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

     SECTION 4.16.  Environmental and Safety Matters. Except as set forth on
Schedule 4.16,
-------------

          (a) The Borrower and each of the Subsidiaries have obtained all permits, licenses and other authorizations that are required and material with respect to the operation of the business of the Borrower and the Subsidiaries, taken as a whole, under any Environmental Law, and each such permit, license and authorization is in full force and effect.

          (b) The Borrower and each of the Subsidiaries are in compliance with all material terms and conditions of the permits, licenses and authorizations specified in Section 4.16(a), and are also in compliance
                                 ---------------
     with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Law applicable to it and its business, assets, operations and properties, including those arising under the Resource Conservation and Recovery Act of 1976, as amended, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Federal Water Pollution Control Act, the Federal Clean Air
       ------
     Act, and the Toxic Substances Control Act and any analogous or comparable state laws, except for such instances of noncompliance that could not reasonably be expected to result in a Material Adverse Effect.

          (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Borrower or any of the Subsidiaries, after inquiry, threatened against the Borrower or any of the Subsidiaries under any Environmental Law that could reasonably be expected to result in a Material Adverse Effect.

          (d) None of the Borrower or any of the Subsidiaries has received notice that it has been identified as a potentially responsible party under CERCLA or any comparable state law, nor has the Borrower or any of the Subsidiaries received any notification that any hazardous substances or any pollutant or contaminant, as defined in CERCLA and its implementing regulations, or any toxic substance, hazardous waste, hazardous constituents, hazardous materials, asbestos or asbestos containing material, polychlorinated biphenyls, petroleum, including crude oil and any fractions thereof, or other wastes, chemicals, substances or materials regulated by any Environmental Laws (collectively, "Hazardous Materials")
                                                         -------------------
     that it or any of their respective predecessors in interest has used, generated, stored, tested, handled, transported or disposed of, has been found at any site at which any Governmental

     Authority or private party is conducting a remedial investigation or other action pursuant to any Environmental Law, except in each case for any such notices received after the date hereof that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          (e) There have been no releases or threatened releases (in each case as defined in CERCLA) of Hazardous Materials by the Borrower or any of the Subsidiaries on, upon, into or from any of the Real Properties, which releases or threatened releases could reasonably be expected to result in a Material Adverse Effect. To the best knowledge of the Borrower and each of the Subsidiaries, there have been no such releases or threatened releases on, upon, under or into any real property in the vicinity of any of the Real Properties that, through soil, surface water or groundwater migration or contamination, may be located on, in or under such Real Properties and which could reasonably be expected to result in a Material Adverse Effect.

          (f) To the best knowledge of the Borrower and each of the Subsidiaries, there is no asbestos in, on, or at any Real Properties or any facility or equipment of the Borrower or any of the Subsidiaries except to the extent that the presence of such material could not reasonably be expected to result in a Material Adverse Effect.

          (g) None of the Mortgaged Properties and, to the best knowledge of the Borrower and each of the Subsidiaries after due inquiry, none of the other Real Properties of the Borrower or any of the Subsidiaries are (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any Governmental Authority.

          (h) There are no past or current events, conditions, circumstances, activities, practices, incidents, actions or plans that could reasonably be anticipated to interfere with or prevent compliance with any Environmental Law, or which may give rise to liability under any Environmental Law, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing or notice of violation, study or investigation, based on or related to the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport, shipping or handling, or the emission, discharge, release or threatened release into the environment, of any Hazardous Material that could reasonably be expected to result in a Material Adverse Effect.

     SECTION 4.17. Solvency. After giving effect to the Transactions to occur on the Restatement Date, (a) the fair salable value of the assets of the Borrower and the Subsidiaries, on a consolidated basis, will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Borrower and the Subsidiaries, on a consolidated basis, as they mature, (b) the assets of the Borrower and the Subsidiaries, on a consolidated basis, will not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted, including the capital needs of the Borrower and their Subsidiaries, on a consolidated basis (taking into account the particular capital requirements of the businesses conducted by such entities and the projected capital requirements and capital availability of such businesses) and (c) the Borrower does not intend to, nor does it intend to permit any of the Subsidiaries to, and does not believe that it or any such Subsidiary will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by each of them or any such Subsidiary and the amounts to be payable on or in respect of its obligations).

     SECTION 4.18. Security Documents. (a) The Pledge Agreements create in favor of BTCo, as Agent, for the ratable benefit of the beneficiaries named therein, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreements) and proceeds thereof and constitutes a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties party thereto, as applicable, in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person.

     (b) The Security Agreements create in favor of BTCo, as Agent, for the ratable benefit of the beneficiaries named therein, a legal, valid and enforceable security interest in the Collateral (as defined in the Security Agreements) and proceeds thereof, and assuming that financing statements in appropriate form have been filed in the offices specified on Schedule 4.18(b),
                                                             ----------------
each Lien created under the Security Agreements constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, in each case prior and superior in right to any other Person other than Permitted Liens.

     (c) The Mortgages create in favor of BTCo, as Agent, for the ratable benefit of the beneficiaries named therein, a legal, valid and enforceable Lien on all of the Borrower's right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the amendments referred to in Section 4.04(b) are filed in the offices specified on Schedule 4.18(c),
      ---------------                                       ----------------
the Mortgages will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Borrower in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person other than Permitted Liens.

     SECTION 4.19. Labor Matters. As of the Restatement Date, there are no strikes, lockouts or slowdowns against the Borrower or any of the Subsidiaries pending or, to the knowledge of the Borrower, threatened, except as set forth on

Schedule 4.19.  The hours worked by and payment made to employees of the
-------------
Borrower have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters, where such violations could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to a right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any of the Subsidiaries is a party or by which the Borrower or any of the Subsidiaries is bound on the Restatement Date.

     SECTION 4.20.  Location of Real Property.  (a)  Schedule 4.20 sets forth
                                                     -------------
completely and correctly as of the Restatement Date all material real property owned by the Borrower or any of the Subsidiaries in the United States and the addresses thereof. All the real property set forth on Schedule 4.20 is owned in
                                                       -------------
fee by the Borrower or the Subsidiaries.

     (b)  Schedule 4.20 sets forth completely and correctly as of the
          -------------
Restatement Date all material real property leased by the Borrower or any of the Subsidiaries in the United States and the addresses thereof. The Borrower or one of the Subsidiaries has a valid lease in all the leased Real Property set forth on Schedule 4.20.
         -------------

     SECTION 4.21. Patents, Trademarks, etc. The Borrower and each of the Subsidiaries owns, or is licensed to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes, service marks and rights with respect to the foregoing that are (a) used in or necessary for the conduct of their respective businesses as currently conducted and (b) material to the business, assets, operations, properties, prospects or condition (financial or otherwise) of the Borrower and the Subsidiaries taken as a whole. The use of such patents, trademarks, trade names, copyrights, technology, know-how, processes and rights with respect to the foregoing by the Borrower and the Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liability on the part of the Borrower and the Subsidiaries that is material to the Borrower and the Subsidiaries, taken as a whole. To the best knowledge of the Borrower, its rights and the rights of the Subsidiaries to sell, franchise or license under such brand names then being used may be transferred in connection with any sale of assets or stock of the related business by the Borrower or any of the Subsidiaries with only such exceptions as would not be material to the Borrower and the Subsidiaries, in each case, taken as a whole.

     SECTION 4.22. Survival of Warranties. All representations and warranties contained in the Existing Credit Agreement, this Agreement and the other Loan Documents shall survive the effectiveness of this Agreement and such other Loan Documents as the case may be, and the termination hereof and thereof.


                                   ARTICLE V

                                   Conditions

     The obligation of each Lender to make Loans hereunder, the obligation of the Swingline Lender to make Swingline Loans hereunder and the obligation of the Facing Agent to issue, amend, extend or renew any Letter of Credit hereunder (each, a "Credit Event") is subject to the satisfaction of the following
          ------------
conditions on the date of each Credit Event:

          (a) The Administrative Agent and, where applicable, the Facing Agent or the Swingline Lender, shall have received a notice of such Credit Event as required by Section 2.03, paragraph (a) of Article III and Section
                    ------------  -------------    -----------     -------
     2.22(b), respectively.
     -------

          (b)  The representations and warranties set forth in Article IV hereof
                                                               ----------
     and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

          (c) At the time of and immediately after such Credit Event, no Default or Event of Default shall have occurred and be continuing.

          (d) In the case of the initial Borrowing of the Tranche F Loans, the Administrative Agent shall have received satisfactory evidence that the Senior Notes due 2001 will be redeemed within one Business Day of the making of the Tranche F Loans.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower on the date of such Credit Event as to the matters specified in paragraphs (b), (c) and, if applicable, (d) of this Article V.
--------------  ---                     ---         ---------


                                   ARTICLE VI

                             Affirmative Covenants

     The Borrower covenants and agrees with each Lender, each Agent, the Administrative Agent, the Facing Agent and the Swingline Lender that, so long as this Agreement shall remain in effect, the LC Exposure shall not equal zero or the principal of or interest on any Loan or Swingline Loan or any LC Disbursement, Fees or any other expenses or amounts payable under any Loan Document shall remain unpaid, unless the Required Lenders shall otherwise consent in writing, it will, and will cause each of the Subsidiaries to:

     SECTION 6.01. Existence; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise permitted under Section 7.05.
                                                                ------------

     (b) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, trademarks, trade names, privileges and franchises necessary or desirable in the normal conduct of its business, except for any trademarks, trade names or franchises that are not material to the business of the Borrower and the Subsidiaries taken as a whole; maintain and operate such business in substantially the manner in which it is currently conducted and operated; and at all times keep all property useful and necessary in its business in good working order and condition to the extent required by sound business practices.

     SECTION 6.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of established repute in the same general area engaged in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it or the use of any products sold by it; and maintain such other insurance as may be required by law and, with respect to the Mortgaged Properties, as is required by the Mortgages.

     SECTION 6.03. Obligations and Taxes. Pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon or in respect of its property or assets, as well as all claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment
                                          --------  -------
and discharge shall not be required with respect to any such obligation, tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and it shall have set aside on its books, in accordance with GAAP, adequate reserves with respect thereto and such contest operates to suspend enforcement of a Lien and, in the case of a Mortgaged Property or other material property or asset, there is no material risk of forfeiture of such property.

     SECTION 6.04. Financial Statements, Reports, etc. Furnish to the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender and each
Lender:

          (a) within 90 days after the end of each fiscal year, its consolidated balance sheets and related statements of operations, stockholders' equity and cash flows, showing the financial condition of the Borrower and the consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, all audited by Ernst & Young LLP or other independent auditors of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present the financial condition and results of operations of the Borrower on a consolidated basis in accordance with GAAP;

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, (i) its consolidated balance sheets and related statements of operations, stockholders' equity and cash flows, showing the financial condition of the Borrower and the consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then-elapsed portion of the fiscal year and (ii) a narrative discussion of the results of operations of the Borrower in a form reasonably satisfactory to the Agents (it being understood that, in the case of clause (i) above, such information shall be in reasonable detail
             ----------
     and certified by a Financial Officer of the Borrower, as fairly presenting the financial condition and results of operations of the

     Borrower on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments);

          (c) concurrently with any delivery of financial statements of the Borrower under paragraph (a) or (b) above, a certificate of a Financial
                    -------------    ---
     Officer of the Borrower (i) certifying that, after due investigation and reasonable inquiry, no Default or Event of Default has occurred or, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent of the ratios contemplated by the definition of the term "Applicable Rate" and demonstrating compliance with the covenants contained in Sections 7.01, 7.02, 7.03, 7.04, 7.06, 7.13,
                                -------------  ----  ----  ----  ----  ----
     7.14 and 7.15;
     ----     ----

          (d) concurrently with any delivery of financial statements under paragraph (a) above, a certificate of the accounting firm opining on such
     -------------
     statements (which certificate may be limited to accounting matters and disclaim responsibility for legal interpretations) certifying (i) whether in connection with its audit examination any Default or Event of Default has come to its attention and, if such event has come to its attention, the nature and extent thereof and (ii) that based on its audit examination, nothing has come to its attention that leads it to believe that the information contained in the certificate delivered therewith pursuant to paragraph (c) above is not correct;
     -------------

          (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials (other than (i) the exhibits to registration statements and (ii) any registration statements on Form S-8 or its equivalent) filed by SSCC, the Borrower or any of the Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any of or all the functions of such Commission, or with any national securities exchange, or distributed to any such Person's shareholders (other than to SSCC, the Borrower or any of the Subsidiaries), as the case may be;

          (f) as soon as available, and in any event no later than 90 days after each fiscal year, a consolidated annual plan, prepared in accordance with the Borrower's normal accounting procedures applied on a consistent basis, for the next fiscal year of the Borrower;

          (g) upon the earlier of (i) 90 days after the end of each fiscal year of the Borrower and (ii) the date on which the financial statements of the Borrower are delivered pursuant to paragraph (a) above, a certificate of a
                                        -------------
     Financial Officer of the Borrower setting forth, in detail reasonably satisfactory to the Agents, the amount of Excess Cash Flow, if any, for such fiscal year;

          (h) promptly from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower, or compliance with the terms of any Loan Document, as the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender may reasonably request; and

          (i) a copy of all notices (other than notices regarding any scheduled or mandatory repayments), certificates, financial statements and reports, as and when delivered by or on behalf of the Borrower to the holders of any Subordinated Notes, Senior Notes or First Mortgage Notes.

     SECTION 6.05. Litigation and Other Notices. Furnish to the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender and each Lender prompt written notice of the following:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any notice to the Borrower or any Subsidiary of the intention of any Person to file or commence, any action, suit or proceeding (whether at law or in equity or by or before any Governmental Authority or any arbitrator, against the Borrower or any Affiliate thereof) that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

          (c) any development that has resulted in, or could reasonably be anticipated to result in, a Material Adverse Effect.

     SECTION 6.06. ERISA. (a) Comply in all material respects with the applicable provisions of ERISA and (b) furnish to the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender and each Lender (i) as soon as possible after, and in any event within 30 days after any Responsible Officer of the Borrower or any ERISA Affiliate either knows or has reason to know that any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Borrower or any of the Subsidiaries to the PBGC in an aggregate amount exceeding $25,000,000, a copy of the notice of such event required to be given to the PBGC or, if notice is not so required, a statement of a Financial Officer of the Borrower, as the case may be, setting forth in reasonable detail the nature of such event and the action proposed to be taken with respect thereto, (ii) promptly after receipt thereof, a copy of any notice the Borrower or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the
Code) or to appoint a trustee to administer any Plan or Plans, (iii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a copy of such notice and a statement of a Financial Officer of the Borrower setting forth in reasonable detail the nature of such failure and the action proposed to be taken with respect thereto and (iv) promptly and in any event within 30 days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, in each case within the meaning of Title IV of ERISA.

     SECTION 6.07. Maintaining Records; Access to Properties and Inspections. Maintain all financial records in accordance with GAAP and permit any representatives designated by the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender to visit and inspect the properties and financial records of the Borrower and any Subsidiary during normal business hours and upon reasonable notice and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender to discuss at such reasonable times and at such reasonable intervals as may be reasonably requested the affairs, finances and condition of the Borrower or any Subsidiary or any properties of the Borrower or any Subsidiary with the officers thereof and independent accountants therefor, provided that all such visits, inspections and inquiries
                      --------
shall be coordinated through the Agents.

     SECTION 6.08. Use of Proceeds. The proceeds of the Tranche F Loans will be used only for the payment of the redemption of the Senior Notes due 2001, including any accrued and unpaid interest thereon, for related transaction expenses and, to the extent not used for the foregoing purposes, for general corporate purposes, provided that any such use for general corporate purposes
                    --------
shall not exceed $15,000,000. The proceeds of the Revolving Loans and the Revolving (Supplemental) Loans will be used only for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Letters of Credit will be issued only for general corporate purposes.

     SECTION 6.09. Compliance with Law. Comply with the requirements of all applicable laws (including Environmental Laws), rules, regulations, court orders and decrees, and orders of any Governmental Authority, that are applicable to it or to any of its properties, except where noncompliance could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 6.10. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust), that may be required under applicable law or which the Required Lenders, any Agent or the Administrative Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Security Documents.

     (b) Cause each Domestic Subsidiary that is or becomes a Material Subsidiary to undertake the obligation of, and to become a Guarantor pursuant to, a Guarantee Agreement.

    (c) In the event that any survey of Mortgaged Property discloses any matter (including any encroachment or violation of an existing easement or restrictive covenant) the effect of which is to detract materially from the value of the property subject thereto or to interfere in any material respect with the ordinary conduct of the business of the Borrower or any of the Subsidiaries, the Borrower shall, upon request by any Agent or the Administrative Agent, use reasonable efforts (or cause the Subsidiary that is the user or owner of the Mortgaged Property in question to use reasonable efforts) to cause such matter to be corrected or otherwise resolved to the reasonable satisfaction of the Administrative Agent.

     SECTION 6.11. Material Contracts. Maintain in full force and effect (including exercising any available renewal option), and without amendment or modification, each Material Contract, unless the failure so to maintain any such Material Contract (or any amendment or modification thereto) could not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

     SECTION 6.12. Environmental Matters. (a) Promptly give notice to the Administrative Agent upon becoming aware of (i) any violation of any Environmental Law, (ii) any claim, inquiry, proceeding, investigation or other action, including a request for information or a notice of potential environmental liability, by or from any Governmental Authority or any third party claimant or (iii) the discovery of the release of any Hazardous Material at, on, under or from any of the Real Properties or any facility or equipment thereat in excess of reportable or allowable standards or levels under any Environmental Law, or in a manner or amount that could reasonably be expected to result in liability under any Environmental Law, in each case that could reasonably be expected to result in a Material Adverse Effect.

     (b) Upon discovery of the presence on any of the Real Properties of any Hazardous Material that is in violation of, or that could reasonably be expected to result in liability under, any Environmental Law, in each case that could result in a Material Adverse Effect, take all necessary steps to initiate and expeditiously complete all remedial, corrective and other action to eliminate any such adverse effect, and keep the Administrative Agent informed of such actions and the results thereof.


                                  ARTICLE VII

                               Negative Covenants

     The Borrower covenants and agrees with each Lender, each Agent, the Administrative Agent, the Facing Agent and the Swingline Lender that, so long as this Agreement shall remain in effect, the LC Exposure shall not equal zero or the principal of or interest on any Loan or Swingline Loan or any LC Disbursement, Fees or any other expenses or amounts payable under any Loan Document shall remain unpaid, unless the Required Lenders shall otherwise consent in writing, it will not, and will not cause or permit any of the
Subsidiaries:

     SECTION 7.01. Indebtedness. Create, incur, assume or permit to exist any Indebtedness, except, without duplication:

          (a) the Indebtedness created hereunder and under the other Loan Documents;

          (b)  the Indebtedness created under the SLP Loan Documents, provided
                                                                      --------
     that (i) the sum of the aggregate principal amount of the SLP Loans and the unused commitments in respect thereof shall not exceed $1,300,000,000 at any time outstanding and (ii) the proceeds of the SLP Term Loans are used to finance the SLP Acquisition and to pay related transaction expenses;

          (c) the Subordinated Notes, the Senior Notes, the First Mortgage Notes and the German Financing and any Guarantees thereof as in effect on the Restatement Date, provided that the Senior Notes due 2001 shall be
                           --------
     redeemed within one Business Day following the Tranche F Funding Date;

          (d)  the Indebtedness existing on the Restatement Date listed on
     Schedule 7.01;
     -------------

          (e) Indebtedness of any Foreign Subsidiary (other than a Canadian Subsidiary) and any Guarantees thereof, provided that such Indebtedness
                                             --------
     shall not be Guaranteed by or otherwise recourse to the Borrower or any Domestic Subsidiary or Canadian Subsidiary except as permitted by Section
                                                                       -------
     7.01(p) or Section 7.04(c);
     -------    ---------------

          (f) Indebtedness of the Borrower and Guarantees thereof the net proceeds of which are used substantially concurrently to refinance Indebtedness described in paragraph (b), (c) or (d) above so long as (i)
                               -------------  ---    ---
     such refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being refinanced plus the amount of any premium required to be paid thereon and
                ----
     any interest, fees and costs incurred in such refinancing, (ii) such Indebtedness has a final maturity more than 90 days later than the Tranche F Maturity Date and a weighted average life greater than the Tranche F Loans and (iii) each of the covenants, events of default and other provisions thereof (including any Guarantees thereof) shall be no more materially adverse, when taken as a whole, to the Lenders than those contained in the Indebtedness being refinanced, provided that (A) if the
                                                     --------
     proceeds of Revolving Loans or of Revolving (Supplemental) Loans are used to repurchase or redeem any Senior Notes, Subordinated Notes or First Mortgage Notes, the Borrower may incur Indebtedness otherwise meeting the requirements of this paragraph (f) (as if such Indebtedness were used to
                          -------------
     finance such Senior Notes, Subordinated Notes or First Mortgage Notes) to repay such Revolving Loans or Revolving (Supplemental) Loans, (B) the First Mortgage Notes may be refinanced as senior secured bank indebtedness and may include the covenants, events of defaults and other terms and conditions no more materially adverse to the Borrower or the Lenders when taken as a whole than the terms contained in this

     Agreement, (C) the Subordinated Notes, Senior Notes and the First Mortgage Notes may be refinanced to include covenants, events of default and other terms and conditions that are no more restrictive to the Borrower or the Subsidiaries than is customary, at the time of such refinancing, for senior unsecured (or secured, in the case of the First Mortgage Notes) notes for issuers with a debt-rating similar to the Borrower and (D) the German Financing may be refinanced or replaced with Indebtedness that has a maturity prior to the Tranche F Maturity Date;

          (g)(i) Capital Lease Obligations, (ii) Indebtedness created, incurred or assumed in respect of the purchase, improvement or construction of property, provided such Indebtedness is created, incurred or assumed
               --------
     substantially contemporaneously with such purchase or construction (and in any event not later than 120 days after the earlier of (x) the placement in service of or (y) the final payment on such property) and (iii) Indebtedness consisting of industrial revenue bonds or pollution control bonds, and Guarantees of such Indebtedness, such that the sum of the Indebtedness created, incurred or assumed pursuant to this clause (g) shall
                                                                ----------
     not exceed, in the aggregate, $300,000,000 at any time outstanding;

          (h) Indebtedness created pursuant to any Rate Protection Agreement or Currency Agreement;

          (i)  intercompany loans and advances permitted by Section 7.04,
                                                            ------------
     provided that any such intercompany loans or advances from any Loan Party
     --------
     (other than Stone-SLP US and its subsidiaries, if applicable) to the Borrower or any Subsidiary shall be evidenced by an intercompany note pledged to BTCo, as Agent, to secure the Obligations, pursuant to a Pledge Agreement;

          (j) Indebtedness of the Borrower or any Participating Subsidiary created pursuant to the Receivables Program Documents (including any Indebtedness of the Borrower or any Participating Subsidiary to FinSub arising because any sale or purported sale of Program Receivables to FinSub is required to be recharacterized as a loan);

          (k) Indebtedness of FinSub to the Borrower or any other Participating Subsidiary, when combined with any capital contributions pursuant to
     Section 7.04(g), not exceeding $50,000,000 in an aggregate amount at any
     ---------------
     time outstanding;

          (l) Indebtedness incurred to pay annual premiums for property and casualty insurance policies maintained by the Borrower or the Subsidiaries and other prepaid amounts in respect of goods or services purchased by the Borrower or the Subsidiaries in the ordinary course of business not exceeding $40,000,000 in an aggregate amount at any time outstanding;

          (m) Indebtedness of the Borrower and its Subsidiaries and Guarantees thereof in respect of letters of credit that are not secured and do not exceed $25,000,000 in an aggregate amount at any time outstanding;

          (n) Indebtedness of any Person acquired by the Borrower or any Subsidiary in an acquisition (including, without limitation, the SLP Acquisition) permitted hereunder and assumed by the Borrower or any Subsidiary pursuant to such acquisition (including any refinancing, renewal or replacement, in whole or in part, thereof from time to time), provided
                                                                      --------
     that (i) such Indebtedness was not incurred in contemplation of such acquisition and (ii) the aggregate principal amount of such Indebtedness shall not exceed $25,000,000 at any time outstanding ("Acquired
                                                            --------
     Indebtedness");
     ------------

          (o) Guarantees with respect to bonds issued to support workers' compensation and other similar obligations (other than Indebtedness) incurred by the Borrower or any Subsidiary in the ordinary course of business;

          (p) Indebtedness of the Borrower or any Subsidiary and Guarantees thereof incurred in the ordinary course of business that does not exceed $100,000,000 in the aggregate at any time outstanding, provided that any
                                                            --------
     Indebtedness incurred by the Canadian Subsidiaries pursuant to this clause
                                                                         ------
     (p) shall be limited to $50,000,000 in an aggregate amount at any time
     ---
     outstanding; and

          (q) Indebtedness of MBI Limited following the MBI Transaction that is unsecured in an aggregate amount not to exceed $55,000,000 at any time outstanding.

     SECTION 7.02. Liens. (a) Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any Person) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

          (i)   Permitted Liens;

          (ii)  Liens created under the Loan Documents;

          (iii) Liens on the Stone-SLP Collateral that secure the obligations of the Borrower and the Subsidiaries under the SLP Loan Documents;

          (iv) Liens on Program Receivables granted pursuant to the Receivables Program Documents;

          (v) Liens existing on the Restatement Date that secure the First Mortgage Notes or any refinancing thereof pursuant to Section 7.01(f),
                                                           ---------------
     provided that such Liens shall apply only to the property that is the
     --------
     subject of such Liens as of the Restatement

     Date, or any replacement or substitution of such property on the terms and conditions contained in the First Mortgage Note Indenture as in effect on the Restatement Date;

          (vi)   Liens existing as of the Restatement Date and listed on
     Schedule 7.02;
     -------------

          (vii)  Liens securing Indebtedness permitted by Section 7.01(g),
                                                          ---------------
     provided that any such Lien shall apply only to the property that is the
     --------
     subject of such Indebtedness and, if applicable, the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair market value (as determined in good faith by the Board of Directors of the Borrower) of the respective property at the time it was so acquired;

          (viii) Liens for Indebtedness permitted by Section 7.01(l), provided
                                                     ---------------  --------
     that such Liens attach only to unearned and return premiums, dividends and loss payments which reduce the unearned premiums under insurance policies the premiums of which have been financed with such Indebtedness;

          (ix) Liens securing any Acquired Indebtedness assumed in connection with any acquisition permitted hereunder, provided that such Liens attach
                                               --------
     only to property or assets acquired in connection with such acquisition and were not created in contemplation thereof;

          (x) Liens on property or assets owned by Foreign Subsidiaries securing Indebtedness permitted under Section 7.01(e);
                                           ---------------

          (xi) Liens created under any agreement relating to the sale, transfer or other disposition of assets permitted hereunder, provided that
                                                                  --------
     such Liens relate solely to the assets to be sold, transferred or otherwise disposed;

          (xii) any Lien consisting of a lease of personal property of such Person to customers of such Person, if such lease constitutes an Investment permitted under Section 7.04(i);
                     ---------------

          (xiii) Liens deemed to exist in connection with any Permitted Investment, provided such Liens only apply to the assets constituting such
                 --------
     Permitted Investment;

          (xiv) Liens on assets of the Borrower or any Subsidiary securing Indebtedness permitted by Section 7.01(p) not exceeding $100,000,000 in an
                                ---------------
     aggregate amount outstanding at any time, provided that not more than
                                               --------
     $25,000,000 of such Indebtedness incurred by the Canadian Subsidiaries may be secured at any time, and provided further that no such Lien shall apply
                                 -------- -------
     to any assets constituting Collateral; and

          (xv) extensions, renewals or replacements of any Lien referred to above, provided that such extension, renewal or replacement is limited to
            --------
     the Indebtedness and property originally encumbered thereby.

     (b) Enter into any agreement prohibiting the creation or assumption of any Lien upon properties or assets, whether now owned or hereafter acquired, except any such restriction that exists under (i) this Agreement, (ii) the indentures governing the Subordinated Notes, the Senior Notes or the First Mortgage Notes (or any refinancing thereof pursuant to Section 7.01(f)), (iii) with respect to FinSub, the Receivables Program, (iv) the SLP Loan Documents, (v) agreements governing any Indebtedness of Foreign Subsidiaries permitted hereunder and (vi) any documents governing secured Indebtedness permitted hereunder, provided that
                                                                  --------
such restrictions only relate to the assets securing such Indebtedness.

     SECTION 7.03. Sale/Leaseback Transactions. Enter into any arrangement, direct or indirect, whereby the Borrower or any of the Subsidiaries shall sell or transfer any property, real or personal, used or useful in its business, hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, provided that the Borrower and the Subsidiaries
                              --------
may enter into any such arrangement to the extent that the Capital Lease Obligation and Liens associated therewith would be permitted by Sections
                                                                --------
7.01(g)(i) and 7.02(vii), respectively, and, provided further that, if the
----------     ---------                     -------- -------
Borrower or any of the Subsidiaries enter into such an arrangement with respect to any property owned by the Borrower or any Subsidiary more than 120 days prior to such transaction, such arrangement shall be treated as an Asset Sale and shall also be subject to the restrictions of Section 7.16.
                                             ------------

     SECTION 7.04. Investments, Loans and Advances. Have outstanding or make any loan or advance to or have or make any Investment in any other Person or suffer to exist any such loan or advance or Investment or any obligation to make such advance or Investment, except as set forth on Schedule 7.04 and except:
                                                   -------------

          (a)  Permitted Investments;

          (b) loans, advances or other Investments made by (i) the Borrower or any Subsidiary to the Borrower, any wholly owned Canadian Subsidiary, any Guarantor or any wholly owned Domestic Subsidiary (provided that any Loan
                                                        --------
     Party complies with the requirements of Section 7.16) and (ii) any Foreign
                                             ------------
     Subsidiary (other than a Canadian Subsidiary) to any other Foreign Subsidiary;

          (c) loans, advances or other Investments made to or in any Subsidiary (other than a Guarantor, a wholly owned Domestic Subsidiary or a wholly owned Canadian Subsidiary) and Guarantees of obligations of any such Subsidiary in an aggregate amount not to exceed $100,000,000 outstanding at any time;

          (d) Investments consisting of non-cash consideration received in connection with a sale of assets permitted under Section 7.16;
                                                      ------------

          (e) Investments by the Borrower and the Subsidiaries in the capital stock of their respective subsidiaries in existence on the Restatement Date;

          (f) Investments consisting of securities or notes received in settlement of accounts receivable incurred in the ordinary course of business from a customer which the Borrower has reasonably determined is unable to make cash payments in accordance with the terms of such account receivable;

          (g) Investments by the Borrower or any Participating Subsidiary in FinSub, when combined with any Indebtedness outstanding pursuant to Section
                                                                         -------
     7.01(k), in an aggregate amount not to exceed $50,000,000 at any time
     -------
     outstanding;

          (h) prepaid expenses or accounts receivable created or acquired in the ordinary course of business;

          (i) any Investments consisting of (i) any contract pursuant to which the Borrower or any Subsidiary obtains the right to cut, harvest or otherwise acquire timber on property owned by any other Person, whether or not the Borrower's or the Subsidiary's obligations under such contract are evidenced by a note or other instrument, or (ii) loans or advances to customers of the Borrower or any Subsidiary, including leases of personal property of the Borrower or such Subsidiary to such customers, provided
                                                                    --------
     that the contracts, loans and advances constituting permitted Investments pursuant to this clause (i) shall not exceed $10,000,000 at any time
                      ----------
     outstanding;

          (j) deposits made in the ordinary course of business to secure performance of operating leases;

          (k) loans to officers and employees not to exceed $5,000,000 at any time outstanding;

          (l) Investments, loans and advances made in connection with the SLP Acquisition and contemplated by the SLP Acquisition Documents (as in effect on the Restatement Date) or otherwise reasonably acceptable to the Agents;

          (m) other Investments in an aggregate amount not exceeding $100,000,000 at any time outstanding;

          (n) (i) intercompany loans evidenced by the Cameo Note and the SCC Hodge Note pursuant to Liability Management Transactions, provided that
                                                               --------
     such notes are unsecured and otherwise in form and substance satisfactory to the Administrative Agent, and it being agreed that the Cameo Note and SCC Hodge Note will not be required to be pledged to the Administrative Agent as Collateral; and (ii) intercompany loans made by the Borrower to SCC RMMI and SCC AMMI on a revolving credit basis pursuant to a revolving credit agreement, notes and other documentation in form and substance satisfactory to the Administrative Agent and that such notes are delivered to the Administrative Agent and pledged by the Borrower to the Administrative Agent as Collateral pursuant to a Pledge Agreement;

          (o) the Borrower may make additional capital contributions to SCC RMMI and SCC AMMI pursuant to the stockholders' agreements contemplated by the Liability Management Transactions, provided that such stockholders'
                                            --------
     agreements are in form and substance satisfactory to the Administrative Agent; and

          (p) Investments made in any Subsidiary with the proceeds of any Investment received from SSCC.

Notwithstanding the foregoing, the Borrower shall not permit more than 15% of its consolidated revenues or 15% of its consolidated assets for any fiscal year to be generated or held by any Domestic Subsidiaries, in the aggregate, that are not Loan Parties.

     SECTION 7.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, assign, lease, sublease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (when taken as a whole in combination with the other assets and properties of the Borrower and the Subsidiaries), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of any other Person except:

          (a) if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, (i) any wholly owned Domestic Subsidiary (other than FinSub) may merge into or consolidate with, liquidate or dissolve into, or sell, transfer, assign, lease, sublease or otherwise dispose of all or substantially all of its assets to, the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any wholly owned Domestic Subsidiary (other than FinSub) may merge into or consolidate with, liquidate or dissolve into, or sell, transfer, assign, lease, sublease or otherwise dispose of all or substantially all of its assets to, any other wholly owned Domestic Subsidiary in a transaction in which the surviving entity is a wholly owned Domestic Subsidiary, provided that, in each case,
                                                   --------
     (x) no Person other than the Borrower or a wholly owned Domestic Subsidiary receives any consideration and (y) in the event that the surviving entity would become a Material Subsidiary and has not previously become a Guarantor, the surviving entity shall, simultaneously with such merger or consolidation, comply with the requirements of Section 6.10(b);
                                                    ---------------

          (b) if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, any wholly owned Foreign Subsidiary may merge into or consolidate with, liquidate or dissolve into, or sell, transfer, assign, lease, sublease or otherwise dispose of all or substantially all of its assets to, any other wholly owned Foreign Subsidiary in a transaction in which the surviving entity is a wholly owned Foreign Subsidiary, provided that no Person other than the Borrower or a wholly owned Foreign
     --------
     Subsidiary receives any consideration;

          (c) purchases of inventory, equipment and real property in the ordinary course of business;

          (d) acquisitions constituting Consolidated Capital Expenditures permitted by Section 7.13;
                  ------------

          (e) acquisitions, mergers and other transfers constituting Investments permitted by Section 7.04, provided that the Borrower shall be
                              ------------  --------
     the surviving corporation in any merger or consolidation between it and any other Person and that in any merger or consolidation involving a Subsidiary that is a Loan Party, the surviving entity is a Loan Party; and

          (f) the SLP Acquisition (including amalgamations, mergers and liquidations of various Subsidiaries in connection with the SLP Acquisition as reasonably acceptable to the Agents).

     SECTION 7.06. Restricted Payments. (a) Declare or make, directly or indirectly, any Restricted Payment or set aside any amount for any such purpose.

     (b)  Notwithstanding the provisions of Section 7.06(a), the Borrower or any
                                            ---------------
Subsidiary may make Restricted Payments, provided that (i) such Restricted
                                         --------
Payment is in compliance with applicable law, (ii) at the time of such payment and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (iii) the aggregate amount of such Restricted Payment, together with the aggregate amount of all other Restricted Payments paid by the Borrower and the Subsidiaries in the fiscal year in which the Restricted Payment is proposed to be paid, shall not exceed the lesser of
(A) 25% of Consolidated Net Income for the fiscal year preceding the year in which the Restricted Payment is proposed to be paid, (B) the Borrower's portion of Excess Cash Flow for the fiscal year preceding the year in which the Restricted Payment is proposed to be paid and (C) $25,000,000.

     SECTION 7.07. Transactions with Stockholders and Affiliates.  Except to the extent specifically permitted by the terms of this Agreement, directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity securities of such Person or with any Affiliate of such Person or of any such holder, on terms that are less favorable to such Person than those that could be obtained at the time from Persons that are not such a holder or Affiliate, provided that the
                                                      --------
foregoing restriction shall not apply to (a) any transaction between or among the Loan Parties or any transaction between or among Foreign Subsidiaries, (b) any transaction or series of transactions between or among the Borrower and/or any Subsidiary on a basis that is not systematically disadvantageous to the Borrower or any other Loan Party, (c) customary fees paid to members of the Board of Directors of the Borrower or any of the Subsidiaries,
(d) customary compensation (including salaries and bonuses) paid to officers and employees of the Borrower or any Subsidiary, (e) management and financial services provided by the Borrower to the Subsidiaries and other entities in which the Borrower has Investments to the extent that such services are provided by the Borrower in the ordinary course of its business and senior management of the Borrower has determined that the providing of such services is in the best interests of the Borrower, (f) the transactions contemplated by the Receivables Program Documents, (g) the SLP Acquisition and any other transactions contemplated by the SLP Acquisition Documents and (h) the MBI Transaction.

     SECTION 7.08. Business. Engage at any time in any business or business activity other than the business conducted by the Borrower and the Subsidiaries on the Restatement Date and business activities reasonably related thereto.

     SECTION 7.09. Limitations on Debt Prepayments. (a) Optionally prepay, repurchase or redeem or otherwise defease or segregate funds (collectively, "repay") with respect to any Indebtedness for borrowed money of the Borrower or
------
any of the Subsidiaries; provided, however, that the Borrower and any Subsidiary
                         --------  -------
shall be permitted (i) to make any payment permitted or required pursuant to any Loan Document or any SLP Loan Document, (ii) so long as no Default or Event of Default shall have occurred and be continuing, to repay any intercompany Indebtedness permitted pursuant to Section 7.01, (iii) to refinance or replace any Indebtedness as otherwise permitted hereunder and (iv) to repay, on a voluntary basis, all or any portion of the Subordinated Notes, the Senior Notes or the First Mortgage Notes, in each case, having a final maturity prior to December 31, 2002 (or if all such Indebtedness has been repaid or refinanced pursuant to Section 7.01(f), the Senior Notes due 2004) in an aggregate amount,
            ---------------
including any premium paid in connection therewith, not in excess of the sum of
(A) $400,000,000, provided that such amount shall increase to $800,000,000 so
                  --------
long as, according to the most recent quarterly financial statement delivered pursuant to Section 6.04(b) of this Agreement, the Consolidated Leverage Ratio,
            ---------------
before and after giving effect to such repayment, is less than 3.00 to 1.00, (B) the Net Cash Proceeds from the issuance of capital stock to, or the contribution of capital from, SSCC after the Restatement Date, (C) the Net Cash Proceeds of any Asset Sale that the Borrower has elected to apply to the prepayment of such Indebtedness pursuant to the proviso to Section 2.13(b) and (D) any Prepayment
                                        ---------------
Amount which the Borrower is entitled to use to prepay Indebtedness pursuant to

Section 2.13(h), provided further that at the time of any such redemption, after
---------------  -------- -------
giving to such redemption, no Default or Event of Default shall have occurred and be continuing.

     (b) Permit any amendment, waiver or modification to the terms of the indentures or agreements governing the SLP Loan Documents, the Subordinated Notes, the Senior Notes or the First Mortgage Notes or any indenture or agreement entered into in connection with the foregoing (or any refinancing thereof pursuant to Section 7.01(f)) if the effect of such amendment, waiver or
                    ---------------
modification is to impose additional or increased scheduled or mandatory repayment, retirement, repurchase or redemption obligations in respect of such

Indebtedness or to require any scheduled or mandatory payment to be made in respect of such Indebtedness prior to the date that such payment would otherwise be due.

     (c) Make any offer to purchase, or redeem or purchase, any Indebtedness created pursuant to or evidenced by the Specified Senior Indentures pursuant to a "Deficiency Offer" made in accordance with Article Eleven (or any other similar Article or provision) of such indenture.

     SECTION 7.10. Amendment of Certain Documents. (a) Amend, modify, cancel or grant any waiver with respect to any indenture, note or any other instrument evidencing Indebtedness of the Borrower or any Subsidiary in an aggregate principal amount in excess of $50,000,000 or issue any securities in exchange for such Indebtedness if such amendment, modification, cancelation, grant or issuance has the effect of (i) increasing the amounts due in respect of any such indenture, note or other instrument or any interest rate thereunder, provided
                                                                     --------
that any such increase in amount would be permitted under Section 7.01, (ii)
                                                          ------------
subjecting any property of the Borrower or any Subsidiary to any Lien other than Liens permitted under Section 7.02, (iii) shortening the maturity or weighted
                      ------------
average life of any such Indebtedness or (iv) creating or changing any covenant or similar restriction or event of default if such covenant or similar restriction becomes materially more restrictive to the Borrower or any Subsidiary, when taken as a whole, as a result of such amendment, modification, cancelation, grant or issuance.

     (b) Cause or suffer to exist any amendment, restatement, supplement or other modification to the certificate of incorporation or by-laws of the Borrower or any Subsidiary without the prior written consent of the Required Lenders, unless such amendment, restatement, supplement or modification is not materially adverse to the interests of the Lenders hereunder or under the other Loan Documents.

     (c) Permit, cause or suffer to exist any direct or indirect amendment, restatement, supplement, waiver or other modification to any of the Receivables Program Documents unless such amendment, restatement, supplement, waiver or modification is not materially adverse to the interests of the Lenders under the Loan Documents, provided that (i) the Borrower may amend, refinance or replace
                --------
such Receivables Program so long as the new Receivables Program Documents are not materially more restrictive, taken as a whole, on the Borrower, any Subsidiary or FinSub than the Receivables Program Documents being refinanced or replaced, (ii) such new Receivables Program shall continue to be non-recourse to the Borrower and the Subsidiaries, (iii) following the SLP Acquisition, the fair market value of accounts receivable (net of collections) transferred by Stone-SLP Canada and Stone-SLP US to the Receivables Program shall not exceed $60,000,000, (iv) the aggregate size of the Receivables Program shall not exceed the sum of (A) $300,000,000, (B) following the SLP Acquisition, $55,000,000 and
(C) any increase solely associated with any accounts receivable of SSCC and its subsidiaries (other than the Borrower and its Subsidiaries) transferred to the Receivables Program and (v) any Liens on the assets of the Borrower and the Subsidiaries pursuant to the new Receivables Program are limited to the accounts receivable and any returned inventory and intangible assets related to such accounts.

     SECTION 7.11. Limitation on Dispositions of Stock of Subsidiaries. Directly or indirectly sell, assign, pledge or otherwise encumber or dispose of, or permit any of the Subsidiaries to issue to any other Person (other than, in the case of a Loan Party, to any other Loan Party, and in the case of a Subsidiary that is not a Loan Party, to the Borrower or to any wholly owned Subsidiary), any shares of capital stock or other equity securities of (or warrants, rights or options to acquire shares or other equity securities of) any of the Subsidiaries, except (i) pledges pursuant to any Loan Document or any SLP Loan Document and (ii) issuance to qualified directors if and to the extent required by applicable law, provided that nothing in this Section 7.11 shall prohibit
                   --------                      ------------
any disposition permitted by Sections 7.05 and 7.16 if such sale is structured
                             -------------     ----
as the sale of stock or other equity interests.

     SECTION 7.12. Restrictions on Ability of Subsidiaries to Pay Dividends. Permit any Subsidiary to, directly or indirectly, voluntarily create or otherwise voluntarily cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or
(b) make or repay loans or advances to any Loan Party or any Canadian Subsidiary except for encumbrances or restrictions under (i) this Agreement and the SLP Loan Documents, (ii) the indentures governing the Subordinated Notes, the Senior Notes or the First Mortgage Notes (or any refinancing thereof pursuant to

Section 7.01(f)), (iii) with respect to FinSub, the Receivables Program
---------------
Documents, (iv) documentation governing the German Financing and (v) any agreements identified on Schedule 7.12.
                         -------------

     SECTION 7.13. Capital Expenditures. Incur Consolidated Capital Expenditures, provided that the Borrower and the Subsidiaries may incur
              --------
Consolidated Capital Expenditures in any fiscal year in an aggregate amount not in excess of $275,000,000; provided, however, that such amount in respect of any
                           --------  -------
fiscal year shall be increased by the sum of (i) an amount equal to the Borrower's portion of Excess Cash Flow for the prior fiscal year and (ii) the amount (if greater than zero) equal to (x) $275,000,000 minus (y) the amount of
                                                        -----
Consolidated Capital Expenditures actually made in the immediately preceding fiscal year. Notwithstanding the foregoing limitations on Consolidated Capital Expenditures, (i) the Borrower and the Subsidiaries may make Cluster Expenditures and (ii) the Borrower and the Subsidiaries may consummate the SLP Acquisition.

     SECTION 7.14. Consolidated EBITDA. (a) Prior to the SLP Acquisition, permit Consolidated EBITDA for any four fiscal quarter period ending on a date set forth below to be less than the amount set forth opposite such date:


                  Date                                          Amount
                  ----                                          ------

          March 31, 2000                                   $350,000,000
          June 30, 2000                                    $350,000,000
          September 30, 2000                               $375,000,000
          December 31, 2000                                $450,000,000
          March 31, 2001 and thereafter                    $450,000,000

     (b) Following the SLP Acquisition, permit Consolidated EBITDA for any four fiscal quarter period ending on a date set forth below to be less than the amount opposite such date:

                         Date                                Amount
                         ----                                ------

                June 30, 2000                             $350,000,000
                September 30, 2000                        $375,000,000
                December 31, 2000                         $500,000,000
                March 31, 2001 and thereafter             $550,000,000


     SECTION 7.15. Interest Coverage Ratio. (a) Prior to the SLP Acquisition, permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four fiscal quarter period ending on a date set forth below to be less than the ratio set forth opposite such date:

                         Date                                Ratio
                         ----                                -----

                March 31, 2000                            1.25 to 1.00
                June 30, 2000                             1.25 to 1.00
                September 30, 2000                        1.25 to 1.00
                December 31, 2000 and thereafter          1.50 to 1.00

     (b) Following the SLP Acquisition, permit the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense for any four fiscal quarter period ending on a date set forth below to be less than the ratio set forth opposite such date:

                         Date                                Ratio
                         ----                                -----

                June 30, 2000                             1.25 to 1.00
                September 30, 2000                        1.25 to 1.00
                December 31, 2000 and thereafter          1.50 to 1.00

     SECTION 7.16. Disposition of Collateral and Other Assets. (a) Except for the sale of Program Receivables as permitted by the Receivables Program Documents and except for any disposition permitted by paragraph (b) below, sell,
                                                      -------------
lease, assign, transfer or otherwise dispose of any asset or assets, in a single transaction or a series of related transactions having a fair market value in excess of $10,000,000, unless (i) fair market value is received for such asset (such fair market value to be determined by the Board of Directors of the Borrower or any applicable Subsidiary in the exercise of its reasonable judgment in the case of any asset or assets with a fair market value in excess of $50,000,000), (ii) at least 75% of the consideration received by the Borrower and the Subsidiaries in connection therewith shall be in cash, cash equivalents and readily marketable securities and (iii) any non-cash consideration shall consist of debt obligations of the purchaser, provided that the foregoing shall
                                              --------
not restrict the Borrower or any Subsidiary from receiving debt obligations of the purchaser in an aggregate principal amount not in excess of $30,000,000 in connection with any single transaction or series of related transactions.

     (b) The Borrower shall not transfer any of its assets to any Subsidiary and none of the Subsidiaries shall transfer any of its assets to any other Subsidiary unless (i) in the case of any asset or assets constituting Collateral, such asset or assets is transferred to a Loan Party (other than Stone-SLP US) and BTCo, as Agent, is satisfied that the Liens created under the Security Documents on such asset or assets shall continue in full force and effect, or (ii) in the case of any asset or assets not constituting Collateral, such transfer is permitted as an Investment under Section 7.04.

     (c) Notwithstanding anything to the contrary in this Agreement, the Borrower may, upon consummation of the SLP Acquisition, substitute a pledge of 100% of the capital stock of a wholly owned Domestic Subsidiary which shall own, directly or indirectly, 100% of the capital stock of Stone Container (Canada) Inc. (or any successor or survivor thereof) in place of the pledge of 65% of the capital stock of Stone Container (Canada) Inc.

     SECTION 7.17. Fiscal Year. Cause its fiscal year to end on a date other than December 31.



                                 ARTICLE VIII

                               Events of Default

     In case of the happening of any of the following events (each, an "Event of
                                                                        --------
Default"):
-------

          (a) any representation or warranty made or deemed made in any Loan Document, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

          (b) default shall be made in the payment of any principal of any Loan or Swingline Loan or LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

          (c) default shall be made in the payment of any interest on any Loan or Swingline Loan or any Fee or any other amount (other than an amount referred to in paragraph (b) above) due under any Loan Document, when and
                    -------------
     as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

          (d) default shall be made in the due observance or performance by the Borrower of any covenant, condition or agreement contained in Section 6.01,
                                                                   ------------
     6.05(a), 6.08 or in Article VII;.
     -------  ----       -----------

     (e) default shall be made in the due observance or performance by any Loan Party or any of their respective Subsidiaries of any covenant, condition or agreement contained in any Loan Document (other than those defaults specified in paragraph (b), (c) or (d) above) and such default
                           -------------  ---    ---
     shall continue unremedied for a period of 30 days after written notice thereof from the Administrative Agent or any Lender to the Borrower;

          (f) the Borrower or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $10,000,000, when and as the same shall become due and payable (after giving effect to any applicable grace period), or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness (after giving effect to any applicable grace period), if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or
                         -----------
     holders of such Indebtedness or a trustee on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity;

          (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower, any Material Subsidiary or any Canadian Subsidiary, or of a substantial part of the property or assets of any such Person, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any such Person or for a substantial part of the property or assets of any such Person or (iii) the winding-up or liquidation of any such Person; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (h) the Borrower, any Material Subsidiary or any Canadian Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in paragraph (g) above, (iii) apply
                                                -------------
     for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any such Person or for a substantial part of the property or assets of any such Person, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

          (i) one or more judgments for the payment of money, individually or in the aggregate, in an amount in excess of $10,000,000 in any one case or $15,000,000 in the aggregate in all such cases (in each case to the extent not adequately covered by insurance proceeds as to which the insurance company has acknowledged coverage pursuant to a writing reasonably satisfactory to the Administrative Agent) shall be rendered against the Borrower or any of the Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, vacated, discharged or satisfied or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Subsidiary to enforce any such judgment;

          (j) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment (within the meaning of Section 412(n)(l) of the Code), shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of the Borrower or any of the Subsidiaries to the PBGC or to a Plan in an aggregate amount exceeding $25,000,000 and, within 30 days after the reporting of any such Reportable Event to the Administrative Agent pursuant to Section 6.06(b)(i)(A) or after the receipt by the Administrative Agent
        ---------------------
     of the statement required pursuant to Section 6.06(b)(iii), any Agent or
                                           --------------------
     the Administrative Agent shall have notified the Borrower in writing that
     (i) the Required Lenders have reasonably determined that, on the basis of such Reportable Event or Reportable Events or the failure to make a required payment, there are reasonable grounds (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan or Plans; or the PBGC shall institute proceedings to terminate any Plan or Plans;

          (k)(i) the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) the Borrower or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability or is not in fact contesting such Withdrawal Liability in a timely and appropriate manner and (iii) the amount of the Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), exceeds $25,000,000;

          (l) the Borrower or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding $25,000,000;

          (m) there shall have occurred a Change in Control or the Borrower or any Subsidiary shall make any mandatory prepayment, repurchase or redemption or make any offer to make any such mandatory prepayment, repurchase or redemption of any Indebtedness governed by any Specified Senior Indebtedness on account of any "Change of Control" (as such term is defined in any such Specified Senior Indenture) or any other event relating to change of control of the Borrower;

          (n) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in Collateral with a fair market value or book value (whichever is greater) in excess, individually or in the aggregate, of $50,000,000, except to the extent that any such loss of perfection or priority results from the failure of BTCo, as Agent, to maintain possession of certificates representing securities pledged under the Pledge Agreements or otherwise take any action within its control (including the filing of Uniform Commercial Code continuation statements);

          (o) any Loan Document shall not be for any reason, or shall be asserted by the Loan Party (except as otherwise expressly provided in this Agreement or such Loan Document) not to be, in full force and effect and enforceable in all material respects in accordance with its terms; or

          (p) the Obligations and the Guarantees thereof pursuant to any Guarantee Agreement shall cease to constitute, or shall be asserted by any Loan Party (except as otherwise expressly provided in this Agreement or such Loan Document) not to constitute, senior indebtedness under the subordination provisions of any subordinated Indebtedness, or any such subordination provisions shall be invalidated or otherwise cease to be a legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms;

then, and in every such event (other than an event with respect to the Borrower described in paragraph (g) or (h) above), and at any time thereafter during the
             -------------    ---
continuance of such event, the Administrative Agent may and, at the request of the Required Lenders, shall, by notice to the Borrower, take any of or all the following actions, at the same or different times: (i) terminate forthwith the Commitments, (ii) declare the Loans and the Swingline Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans and the Swingline Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding and (iii) exercise any remedies available under any Loan Document or otherwise; and in any event with respect to the Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and
-------------    ---
the principal of the Loans and the Swingline Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Loan Parties accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.



                                  ARTICLE IX

           The Agents, the Administrative Agent and the Facing Agent

     In order to expedite the transactions contemplated by this Agreement, (a) each of The Chase Manhattan Bank and Bankers Trust Company is hereby appointed to act as Agent on behalf of the Facing Agent, the Swingline Lender and the Lenders and (b) Bankers Trust Company is hereby appointed to act as Administrative Agent for the Facing Agent, the Swingline Lender and the Lenders (the Agents and the Administrative Agent for purposes of this Article IX are
                                                              ----------
collectively referred to as the "Agents").  Each of the Lenders, the Facing
                                 ------
Agent and the Swingline Lender hereby irrevocably authorizes each Agent to take such actions on its behalf and to exercise such powers as are specifically delegated to such Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. Each of the Agents is expressly authorized by the Lenders, the Facing Agent and the Swingline Lender, without limiting any implied authority, to receive all Loan Documents on the Restatement Date. The Administrative Agent is expressly authorized by the Lenders, the Facing Agent and the Swingline Lender, without limiting any implied authority, (a) to receive on behalf of the Lenders, the Facing Agent and the Swingline Lender all payments of principal of and interest on the Loans and the Swingline Loans, all payments in respect of LC Disbursements and all other amounts due to the Lenders, the Facing Agent and the Swingline Lender hereunder, and promptly to distribute to each Lender, the Facing Agent and the Swingline Lender its proper share of each payment so received, (b) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder and
(c) to distribute to each Lender, the Facing Agent and the Swingline Lender copies of all notices, financial statements and other materials delivered by the Loan Parties pursuant to this Agreement as received by the Administrative Agent (including notices of an occurrence of any Event of Default). BTCo, as Agent, is expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the Program Receivables and the rights of the Lenders with respect thereto and to act as collateral agent on behalf of the Lenders, in each case as contemplated by and in accordance with the terms and provisions of this Agreement and the Security Documents.

     None of the Agents or the Facing Agent or any of their respective directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its, his or her own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Loan Parties of any of the terms, conditions, covenants or agreements contained in any Loan Document. None of the Agents shall be responsible to the Lenders, the Facing Agent or the Swingline Lender for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement, any other Loan Document or any other instruments or agreements. Each Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders (and the Facing Agent, with respect to Letters of Credit) and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders, the Facing Agent and the Swingline Lender. Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by them in good faith to be genuine and correct and to have been signed or sent by the proper Person or Persons. None of the Agents or the Facing Agent or any of their respective directors, officers, employees or agents shall have any responsibility to the Loan Parties on account of the failure of or delay in performance or breach by any Lender (or, in the case of the Agents, by the Facing Agent or the Swingline Lender) of any of its obligations hereunder or to any Lender (or, in the case of the Agents, the Facing Agent or the Swingline Lender) on account of he failure of or delay in performance or breach by any other Lender (or, in the case of the Agents, the Facing Agent or the Swingline Lender) or the Loan Parties or any Guarantor of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. Each Agent and the Facing Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by any of them with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by any of them in accordance with the advice of such counsel.

     The Lenders, the Facing Agent and the Swingline Lender hereby acknowledge that none of the Agents or the Facing Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Lenders.

     The Borrower, the Lenders, the Facing Agent and the Swingline Lender hereby acknowledge that the Agents shall have the right to consent to any SLP Loan Documents and certain other documents or actions in connection with the SLP Acquisition on behalf of the Lenders and all other documents concerning the Lenders in respect of the SLP Acquisition.

     Subject to the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by notifying the other Agents, the Lenders, the Facing Agent, the Swingline Lender and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a Lender as the successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, the Swingline Lender and the Facing Agent, appoint a successor

Agent, which shall be a bank with an office in New York, New York, having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After any Agent's resignation hereunder, the provisions of this Article IX and Section
                                                      ----------     -------
10.05 shall continue in effect for its benefit in respect of any actions taken
-----
or omitted to be taken by it while it was acting as Agent.

     With respect to the Loans made by it hereunder, each Agent and the Facing Agent, in its individual capacity and not as Agent or Facing Agent, as the case may be, shall have the same rights and powers as any other Lender and may exercise the same as though it were not an Agent or the Facing Agent, as the case may be, and each Agent and its Affiliates and the Facing Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Loan Parties or any of their respective Subsidiaries or other Affiliates as if it were not an Agent or the Facing Agent, as the case may be.

     Each Lender agrees (a) to reimburse each Agent and the Facing Agent, on demand, in the amount of such Lender's pro rata share (based on its Commitments hereunder (provided that (x) in the case of the Tranche C Loans, Tranche D Loans
           --------
or Tranche E Loans or (y) in the event that such Commitments shall have expired or been terminated, such pro rata share shall be based on the respective principal amounts of the outstanding Loans)) of any expenses incurred for the benefit of the Lenders by such Agent or the Facing Agent, including fees, disbursements and other charges of counsel and compensation of agents paid for services rendered on behalf of the Lenders, that shall not have been reimbursed by the Loan Parties and (b) to indemnify and hold harmless each Agent and the Facing Agent and any of their respective directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against it in its capacity as an Agent or the Facing Agent, as the case may be, or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Loan Parties; provided, however, that (i) no Lender shall be liable to any
                  --------  -------
Agent or the Facing Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Agent or the Facing Agent, as the case may be, or any of their respective directors, officers, employees or agents and (ii) each Lender that does not have a Revolving Credit Commitment (other than through the expiration or termination thereof) shall be under no obligation to reimburse or indemnify the Facing Agent under clauses (a) and (b) above.
      -----------     ---

     Each Lender acknowledges that it has, independently and without reliance upon any Agent, any other Lender, the Facing Agent or the Swingline Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, any other Lender, the Facing Agent or the Swingline Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.


                                   ARTICLE X

                                 Miscellaneous

     SECTION 10.01. Notices. Except as otherwise expressly permitted herein, notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

          (a) if to the Borrower, to it at 8182 Maryland Avenue, St. Louis, MO 63105, Attention of Treasurer (Telecopy No. (314) 746-1281);

          (b) if to Chase, as Lender or Agent, to it at 10 South LaSalle Street (23rd Floor), Chicago, IL 60603-1907, Attention of Jonathan Twichell (Telecopy No. (312) 807-4550);

          (c) if to BTCo, as Lender, Agent, Administrative Agent, Swingline Lender or Facing Agent, to it at 233 South Wacker Drive (84th Floor), Chicago, IL 60606, Attention of Loretta Summers and Albert Chung (Telecopy No. (312) 993-8218); and

          (d) if to any other Lender, at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to
              -------------
     which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with
                                             -------------
the latest unrevoked direction from such party given in accordance with this

Section 10.01.  The Administrative Agent shall deliver to the Borrower and
--------------
Chase, as Agent, a copy of each Administrative Questionnaire received by it.

     SECTION 10.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and by the Loan Parties in the certificates or other instruments prepared or delivered in connection with or pursuant to the Existing Credit Agreement, this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders, the Facing Agent and the Swingline Lender and shall survive the making by the Lenders of the Loans, the making by the Swingline Lender of the Swingline Loans and the issuance of Letters of Credit by the Facing Agent, regardless of any investigation made by the Lenders, the Facing Agent or the Swingline Lender or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or Swingline Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated.

     SECTION 10.03. Binding Effect. This Agreement shall become effective as provided in the AAR Agreement, and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender and the Lenders and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or duties hereunder or any interest herein without the prior consent of all the Lenders, and any attempted assignment by any such Person shall be void (it being understood that a merger of the Borrower into or with any other Person in which the other Person is the surviving entity shall not be considered an assignment of the Borrower's duties hereunder and would instead be subject to the restrictions of Section 7.05).
                ------------

     SECTION 10.04.  Successors and Assigns.  (a)  Subject to Section 10.03,
                                                              -------------
whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Borrower, the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     (b) Each Lender may assign to one or more assignees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single assignee), including an Affiliate thereof, all or a portion of its interests, rights and/or obligations under this Agreement (including all or a portion of its Commitments, the outstanding Letters of Credit and the Loans at the time owing to it); provided, however, that (i)
                                               --------  -------
except in the case of an assignment to a Lender, an Affiliate of the assigning Lender or, in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of the assigning Lender or by an Affiliate of such investment advisor, each of the Administrative Agent and the Borrower (and, in the case of an assignment of a Lender's Revolving Credit Commitment, the Swingline Lender and the Facing Agent) must give its prior written consent to such assignment (which consent shall not be unreasonably withheld), provided that the consent of the
                                             --------
Borrower shall not be required if a Default or an Event of Default under paragraph (b), (c), (g) or (h) of Article VIII has occurred and is continuing on
-------------  ---  ---    ---    ------------
the date of the Assignment and Acceptance, (ii) the Administrative Agent must give notice to Chase, as Agent, of any assignment (including an assignment to a Lender or an Affiliate of a Lender), provided that the failure of the
                                     --------
Administrative Agent to give notice to Chase, as Agent, of any such assignment shall not affect the validity of such assignment, (iii) except in the case of an assignment to a Lender, an Affiliate of the assigning Lender or, in the case of a Lender that is a fund that invests in bank loans, any other fund that invests in bank loans managed by the same investment advisor or an Affiliate of the investment advisor, the amount of the Commitments and Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 (or an amount equal to the remaining balance of any of such Lender's Commitments and Loans), (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, and a processing and recordation fee of $3,500 and (v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, provided further that, notwithstanding the foregoing, the sale or
               -------- -------
assignment by any assignor (which acquired an interest in the Commitments and Loans of a Lender in an amount less than $1,000,000 pursuant to an exception to clause (iii) of the immediately preceding proviso) to any Person who is not a
------------
Lender or an Affiliate of such assignor or, in the case of any assignor that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed by the same investment advisor of such assignor or by an Affiliate of such investment advisor, shall be subjected to the minimum assignment requirement of $1,000,000 if all the Affiliates of such Lender have interests in Commitments and Loans in the aggregate of $1,000,000 or more. Upon acceptance and recording pursuant to Section 10.04(e), from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof and in no event shall precede the date of such recording, (i) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, shall have the rights and obligations of a Lender under this Agreement and (ii) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, but shall continue to be entitled to the benefits of Sections 2.14,
                                                             -------------
2.16, 2.20 and 10.05, as well as to any Fees accrued for its account and not yet
----  ----     -----
paid).

     (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:
(i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitments, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof that have not become effective, are as set forth in such Assignment and Acceptance; (ii) except as set forth in clause (i)
                                                                     ----------
above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Loan Parties or the performance or observance by the Loan Parties of any of their obligations under this Agreement or under any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such

Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of any amendments or consents entered into prior to the date of such Assignment and Acceptance and copies of the most recent financial statements delivered pursuant to Section 6.04 and such
                                                           ------------
other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon any Agent, the Administrative Agent, the Facing Agent, the Swingline Lender, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes each of the Agents, the Administrative Agent and the Facing Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Agent, the Administrative Agent and the Facing Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

     (d) The Administrative Agent, acting for this purpose as agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be
                               --------
conclusive in the absence of manifest error and the Borrower, the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent, the Facing Agent, the Swingline Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, together with an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above and the written consent (to the extent required under
   -------------
paragraph (b) above), of the Administrative Agent, the Borrower, the Swingline
-------------
Lender and the Facing Agent to such assignment, the Administrative Agent shall
(i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).
                                                      -------------

     (f) Each Lender may, without the consent of the Borrower, the Administrative Agent, the Facing Agent or the Swingline Lender, sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender's
                                       --------  -------
obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections
                                                                       --------
2.14, 2.16, 2.20 and 10.05 to the same extent as if they were Lenders, provided
----  ----  ----     -----                                             --------
that, except as expressly provided in Section 2.20(a), the Borrower shall not be
                                      ---------------
required to reimburse the participating lenders or other entities pursuant to
Section 2.14, 2.16, 2.20 or 10.05 in an amount in excess of the amount that
------------  ----  ----    -----
would have been payable thereunder to such Lender had such Lender not sold such participation, and (iv) the Borrower, the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Loan Parties under the Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement (provided that the participating bank or other entity may be provided with the
 --------
right to approve amendments, modifications or waivers affecting it with respect to (w) any decrease in the Fees payable hereunder with respect to Loans in which the participating bank or other entity has purchased a participation, (x) any change in the amount of principal of, or decrease in the rate at which interest is payable on, the Loans in which the participating bank or other entity has purchased a participation, (y) any extension of the final scheduled maturity of any Loan in which the participating bank or other entity has purchased a participation or (z) any release of the Borrower or any Guarantor (except as expressly contemplated by any Loan Document) or all or any substantial part of the Collateral (except as expressly contemplated by any Loan Document).

     (g)  Notwithstanding the limitations set forth in paragraph (b) above, (i)
                                                       -------------
any Lender may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank without the prior written consent of the Borrower, the Administrative Agent, the Facing Agent or the Swingline Lender and
(ii) any Lender which is a fund may pledge all or any portion of its rights under this Agreement to its trustee in support of its obligations to its trustee without the prior written consent of the Borrower, the Administrative Agent, the Facing Agent or the Swingline Lender, provided that no such assignment pursuant
                                      --------
to clause (i) or (ii) shall release a Lender from any of its obligations
   ----------    ----
hereunder or substitute any such Bank or trustee for such Lender as a party hereto.

     (h)  Except as provided in Article III and Section 2.22, respectively,
                                -----------     ------------
neither the Facing Agent nor the Swingline Lender may assign or delegate any of its respective rights and duties hereunder without the prior written consent of the Borrower, each Agent and the Administrative Agent.

     SECTION 10.05. Expenses; Indemnity. (a) The Borrower agrees to pay all out-of-pocket expenses incurred by the Agents, the Administrative Agent, the Facing Agent and the Swingline Lender in connection with the preparation of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the
Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender in connection with the enforcement or protection of their
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                                                                              98

rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made or the Letters of Credit issued hereunder, including the reasonable fees, disbursements and other charges of Cravath, Swaine & Moore, counsel for Chase, and, in connection with any such enforcement or protection, the reasonable fees, disbursements and other charges of any other counsel (including allocated costs of internal counsel) for the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender. The Borrower further agrees to indemnify the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender and the Lenders from, and hold them harmless against, any documentary taxes, assessments or similar charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any of the other Loan Documents.

     (b) The Borrower agrees to indemnify each Agent, the Administrative Agent, the Facing Agent, the Swingline Lender and each Lender and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any
           ----------
and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, disbursements and other charges, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions and the other transactions contemplated hereby or thereby, (ii) the use of the Letters of Credit or the proceeds of the Loans and the Swingline Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto or (iv) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries or any of their respective predecessors or any liability under any Environmental Law related in any way to the Borrower or any of the Subsidiaries, provided that
                                                               --------
such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c)  The provisions of this Section 10.05 shall remain operative and in
                                 -------------
full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans or the Swingline Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender. All amounts due under this Section 10.05 shall be payable on written demand
                       -------------
therefor.

     SECTION 10.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized, in addition to any other right or remedy that any Lender may have by operation of law or otherwise, at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to exercise its banker's lien or right of setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of any Loan Party against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured.

     SECTION 10.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THE MORTGAGES) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF TITLE 14 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAWS RULES THEREOF.

     SECTION 10.08. Waivers; Amendment. (a) No failure or delay on the part of any Agent, the Administrative Agent, the Facing Agent, the Swingline Lender or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuation of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Administrative Agent, the Facing Agent, the Swingline Lender and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Loan Parties therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be
             -------------
effective only in the specific instance and for the purpose for which given. No notice or demand on the Loan Parties in any case shall entitle the Loan Parties to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement or any of the other Loan Documents nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders and (ii) in the case of any other Loan Document, pursuant to an agreement or agreements entered into by the parties to such Loan Document, in each case with the consent of the Required Lenders; provided, however, that no such agreement shall (i) decrease the
         --------  -------
principal amount of, or extend the final scheduled maturity of or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender affected thereby, (ii) increase the amount of or extend the termination date of the Commitment or decrease or extend the date for payment of any Fee owing to any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata sharing provisions of Section 2.17 or
                                                                 ------------
the provisions of Section 10.03 concerning the assignment of the Borrower's
                  -------------
obligations hereunder, the provisions of this Section 10.08, the percentage in
                                              -------------
the definition of the term "Required Lenders" or the percentage in the definition of the term "Majority Vote" or release the Borrower or any Guarantor (except as expressly contemplated by any Loan Document) or all or substantially all of the Collateral (except as expressly contemplated by any Loan Document), without the prior written consent of each Lender, (iv) with respect to the Term Loans, modify the pro rata sharing requirements of
Section 2.13(e), change the application of any prepayments or scheduled
---------------
repayments of the Term Loans, reduce the amount of or waive any prepayments or scheduled repayments of the Term Loans or extend the time of payment for prepayments or scheduled repayments of Term Loans without a Majority Vote, by Class, of the Lenders holding Loans adversely affected thereby (other than any such agreement that merely adds an additional tranche of Term Loans entitled to the benefits of such pro rata provisions) or (v) with respect to the revolving facilities hereunder, modify the pro rata requirements of Section 2.02(d),
                                                          ---------------
2.09(d) or 2.12(c), change the application of any prepayments of the Revolving
-------    -------
Loans, reduce the amount of or waive any prepayments of the Revolving Loans or extend the time of payment for prepayments of Revolving Loans without a Majority Vote, by Class, of the Lenders holding Commitments or Loans adversely affected thereby; provided, further, however, that no such agreement shall amend, modify
         --------  -------  -------
or otherwise affect the rights or duties of any Agent, the Administrative Agent, the Swingline Lender or the Facing Agent hereunder or under any other Loan Document without the prior written consent of such Agent, the Administrative Agent, the Swingline Lender or the Facing Agent, as the case may be.

     (c)  Without the consent of SLP Lenders holding more than 50% of the sum of
(i) outstanding SLP Loans, (ii) unused commitments in respect thereof and (iii) letter of credit exposure under the SLP Credit Agreement, the Borrower and the Lenders shall not enter into, consent to or approve of any amendment, modification or waiver of any provision of this Agreement or any other Loan Document if, as a result of such amendment, waiver or modification, the SLP Lenders would no longer be entitled to the pro rata sharing requirements of
Section 2.23, and any such attempted amendment, modification or waiver shall be
------------
null and void. Each SLP Lender shall be entitled to enforce the provisions of this Section 10.08(c).
     ----------------

     SECTION 10.09. Release of Collateral . Each Lender hereby directs BTCo, as Agent, to release any Lien held by it under the Security Documents under the following circumstances:

          (a) upon final and indefeasible payment in full in cash of the Loans and Obligations (other than unasserted contingent and indemnification obligations which expressly survive termination) and termination of all Commitments and termination hereof, BTCo, as Agent, is authorized to release all of the Liens created under the Loan Documents;

          (b) upon any sale or other disposition of Collateral permitted hereunder, BTCo, as Agent, is authorized to release such Liens that relate solely to the Collateral sold or otherwise disposed; and

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                                                                             101

          (c) upon consent by the Required Lenders, BTCo, as Agent, is authorized to release such Liens on any part of the Collateral which release does not require the consent of all of the Lenders as set forth in
     Section 10.08;
     -------------

provided, however, that (i) the Agent shall not be required to execute any such
--------  -------
document on terms which, in its opinion, would expose it to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of the Borrower or any of its Subsidiaries in respect of) all interests retained by the Borrower or any of its Subsidiaries.

     SECTION 10.10. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the "Charges"), as provided for herein or in any other document
                    -------
executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender or the Swingline Lender, shall exceed the maximum lawful rate (the "Maximum Rate") that may be contracted for, charged,
                          ------------
taken, received or reserved by such Lender or the Swingline Lender in accordance with applicable law, the rate of interest payable to such Lender or the Swingline Lender hereunder, together with all Charges payable to such Lender or the Swingline Lender, shall be limited to the Maximum Rate.

     SECTION 10.11. Entire Agreement. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to any Agent, the Administrative Agent or the Facing Agent constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

     SECTION 10.12. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications in this Section 10.12.
                                                      -------------

     SECTION 10.13. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     SECTION 10.15. Confidentiality. (a) Each Lender agrees not to disclose to any Person the Information (as defined below) in accordance with such Lender's customary procedures for non-disclosure of confidential information of third parties of this nature and in accordance with safe and sound lending practices without the prior written consent of the Borrower, which consent shall not be unreasonably withheld, except that any Lender shall be permitted to disclose Information (i) to its and its Affiliates' officers, directors, employees, agents and representatives (including its auditors and counsel) or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to be bound by the provisions of this Section 10.15); (ii) to the extent
                                              -------------
(A) required by applicable laws and regulations or by any subpoena or similar legal process or (B) requested or required by any regulatory authority or The National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement,
(B) becomes available to such Lender on a non-confidential basis from a source other than a Loan Party or its Affiliates or (C) was available to such Lender on a non-confidential basis prior to its disclosure to such Lender by a Loan Party or its Affiliates; (iv) to any actual or prospective assignee of, or prospective purchaser of a participation in, the rights of such Lender hereunder, in each case subject to paragraph (c) below; or (v) in connection with any suit, action
                -------------
or proceeding relating to the enforcement of rights hereunder or under any other Loan Document or in connection with the transactions contemplated hereby. As used in this Section 10.15, as to any Lender, the term "Information" shall mean
             -------------                              -----------
the Confidential Information Memorandum and any other materials, documents and information that the Borrower or any of their Affiliates may have furnished or may hereafter furnish to any Lender in connection with this Agreement.

     (b) Each Lender agrees that it will use the Information only for purposes related to the transactions contemplated hereby and by the other Loan Documents, provided that (i) if the conditions referred to in any of subclauses (A) through
--------                                                  --------------
(C) of clause (iii) of paragraph (a) above are met, such Lender may otherwise
---    ------------    -------------
use the Information and (ii) if such Lender or any of its Affiliates is otherwise a creditor of a Loan Party, such Lender or any such Affiliate may use the Information in connection with its other credits to such Loan Party.

     (c) Each Lender agrees that it will not disclose any of the Information to any actual or prospective assignee of such Lender or participant in any rights of such Lender under this Agreement unless such actual or prospective assignee or participant first executes and delivers to such Lender or the Borrower a confidentiality letter containing substantially the undertakings set forth in Section 10.15.
                              -------------

     SECTION 10.16. Jurisdiction; Consent to Service of Process. (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Loan Party or its properties in the courts of any jurisdiction.

     (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this
                                              -------------
Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 10.17. Florida Real Property. The parties hereto hereby acknowledge that the Revolving Loans, the Revolving (Supplemental) Loans and the Swingline Loans are secured by real and personal property located both inside and outside the State of Florida and hereby agree that for purposes of calculating intangible taxes due under Section 199.133, Florida Statutes, the first amounts advanced as Revolving Loans, Revolving (Supplemental) Loans and Swingline Loans shall be deemed to be the portion allocable to the Collateral consisting of real property located in the State of Florida, and such portion allocable to such Collateral shall also be deemed to be the last to be repaid under the terms hereof. Nothing herein shall limit the any secured party's right to recover or realize from the Collateral located in the State of Florida amounts in excess of that allocated to the Revolving Loans, Revolving (Supplemental) Loans or Swingline Loans or to apply amounts so recovered or realized against the Obligations in such order as the Agent named in the applicable security filing shall determine in its sole discretion.

     SECTION 10.18. Effect of Restatement. This Agreement shall, except as otherwise expressly set forth herein, supersede the Existing Credit Agreement from and after the

Restatement Date with respect to the transactions hereunder and with respect to the Existing Loans and the Existing Letters of Credit. The parties hereto acknowledge and agree, however, that (i) this Agreement and all other Loan Documents executed and delivered herewith do not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Loan Documents as in effect immediately prior to the Restatement Date, (ii) such Obligations are in all respects continuing with only the terms being modified as provided in this Agreement and the other Loan Documents, (iii) the liens and security interests in favor of the either Agent for the benefit of the Lenders and the other secured parties securing payment of such Obligations are in all respects continuing and in full force and effect with respect to all Obligations and (iv) all references in the other Loan Documents to this Agreement shall be deemed to refer without further amendment to this Agreement.

     SECTION 10.19. Certain Relationships. Nothing contained in this Agreement and no action taken by any Agent, the Administrative Agent or any Lender pursuant hereto shall be deemed to constitute the Agents, the Administrative Agent or the Lenders a partnership, an association, a joint venture or other entity. None of the Agents, the Administrative Agent or the Lenders has any fiduciary relationship with or any fiduciary duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents, the Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.